The Guardian
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DECEMBER 31, 1996                                             INVESTOR(R)
                                                              ------------------
                                                              A VARIABLE ANNUITY

Annual Report to Contractowners

-------------------------------------------
The Guardian Separate Account D
-------------------------------------------

-------------------------------------------
The Guardian Stock Fund, Inc.
-------------------------------------------       Executive Offices
The Guardian Bond Fund, Inc.                      201 Park Avenue South
-------------------------------------------       New York, New York 10003
The Guardian Cash Fund, Inc.
-------------------------------------------       Customer Service Office
Gabelli Capital Asset Fund                        P.O. Box 26210
-------------------------------------------       Lehigh Valley, Pennsylvania
Baillie Gifford International Fund                18002-6210
-------------------------------------------       1-800-221-3253
Baillie Gifford Emerging Markets Fund
-------------------------------------------       Distributed by:     [Logo]
Value Line Centurion Fund, Inc.                   Guardian Investor Services
-------------------------------------------       Corporation(R)
Value Line Strategic Asset Management Trust
-------------------------------------------       [Logo] The Guardian(R)

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

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Performance Summary
----------------------------------------

[Sketch of Guardian Life Building]

------------------------------------------------------
  Investment Option                      Total Return*
  ------------------------           -----------------
  The Guardian Stock Fund.............      25.43%
  Baillie Gifford International Fund..      14.08%
  Baillie Gifford Emerging Markets Fund     23.14%
  Value Line Centurion Fund...........      15.98%
  Value Line Strategic Asset Mgt. Trust     14.53%
  Gabelli Capital Asset Fund..........       9.73%
  The Guardian Bond Fund..............       1.68%
  The Guardian Cash Fund..............       3.78%
  The Guardian Real Estate Account....       7.85%
------------------------------------------------------
  Fixed-Rate Option
  -----------------
  The annual rates of interest for amounts deposited
  or renewed (on a contract anniversary) in the
  Fixed-Rate Option during 1996 were as follows: for
  the month of January, 5.10%; for the months of
  February through May, 5.00%; and for the months of
  June through December, 5.25%. Rates paid by the
  Fixed-Rate Option are subject to change at any
  time, and may be higher or lower for new deposits
  or renewals, but are guaranteed from the date of
  deposit or renewal to the next contract
  anniversary.
------------------------------------------------------

* The chart above shows the total returns for each investment option under The Guardian Investor based on the percentage change in unit values during the period January 1, 1996 through December 31, 1996. In contrast to the returns presented in the portfolio managers' interviews, changes in unit values reflect the effects of mortality and expense risk charges as well as each option's expenses to give you a better picture of an investment option's performance under the contract. Total return performance figures stated above do not, however, reflect the annual contract administration charge or possible withdrawal charges. Deduction of these amounts would reduce the stated total returns. Past performance is not a guarantee of future results. Investment returns and principal value will vary with market conditions.

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

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  Dear Contractowner:
----------------------------------------

[Photo of Joseph D. Sargent, CLU President & CEO]

As the President and Chief Executive Officer of The Guardian Insurance & Annuity Company, Inc. (GIAC) and its parent, The Guardian Life Insurance Company of America, I am pleased to introduce this annual report on the performance results of your contract's separate account and its underlying investment options for the year ended December 31, 1996.

On Our Ratings

     Once again, we are proud to report that as of December 31, 1996, the date of this report, both GIAC and its parent, The Guardian Life Insurance Company of America, continue to enjoy excellent ratings from four of the nation's leading insurance company evaluators: Moody's, Standard & Poor's, A.M. Best, and Duff & Phelps. GIAC's solid ratings reflect its ability to meet its guarantee of your contract's Fixed-Rate Option and pre-retirement death benefit. However, these ratings do not apply to Guardian Investor's underlying variable investment options, which are subject to the risks of investing in securities. We are very proud of our ratings as they reflect the strength of the company standing behind the contract's guarantees.

Our Commitment to You

     We at The Guardian are proud of our tradition of commitment to you, our contractowners. Following this letter is an economic report from Frank J. Jones, Ph.D., Chief Investment Officer of GIAC. I believe that you will enjoy reading his insightful economic overview presented to you as part of our ongoing commitment to providing increasing levels of quality information and service.

     Following Dr. Jones' economic report are interviews with the managers of the underlying variable options. I invite you to read the interviews to learn more about the strategies used to manage your investment options during 1996.

     Thank you for continuing to invest for your future through GIAC.


Regards,


/s/ Joseph D. Sargent

Joseph D. Sargent, CLU
President and Chief Executive Officer
The Guardian Insurance & Annuity Company, Inc.

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

THE GUARDIAN INVESTOR
Table of Contents

                                                       Portfolio      Schedule
                                                        Manager          of
                                                       Interview     Investments
--------------------------------------------------------------------------------
Economic Report                                                            4
----------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund                                     6              32
----------------------------------------

Objective:    Long-term growth of capital
--------------------------------------------------------------------------------
Portfolio:    At least 80% common stocks andsecu-
              rities convertible into common stocks
--------------------------------------------------------------------------------
Inception:    April 13, 1983
--------------------------------------------------------------------------------
Net Assets at December 31, 1996:     $2,226,727,930
--------------------------------------------------------------------------------

     "We believe the best path to consistent returns, in excess of the indexes, requires the synergistic results of combining good quantitative tools with good manager judgment."
                                                      --Charles E. Albers, C.F.A
                                                        Portfolio Manager

--------------------------------------------------------------------------------
The Guardian Bond Fund                                      10             42
----------------------------------------

Objective:    Maximum current income without undue
              risk of principal. Capital appreciation is a
              secondary objective.
--------------------------------------------------------------------------------
Portfolio:    At least 80% investment-grade bonds
              and U.S. government securities
--------------------------------------------------------------------------------
Inception:    May 1, 1983
--------------------------------------------------------------------------------
Net Assets at December 31, 1996:     $354,432,997
--------------------------------------------------------------------------------

     "New sectors in which we have concentrated our research efforts in the fourth quarter are insurance-enhanced asset-backed securities, as well as "AA" and "A" rated asset-backed securities and commercial mortgage-backed securities. Through the selective purchase of corporate credits and new bond sectors, we believe that the Fund can add incremental yield and total return in 1997."
                                                           --Michele S. Babakian
                                                             Portfolio Manager

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The Guardian Cash Fund                                      22             50
----------------------------------------

Objective:    As high a level of current income as is
              consistent with preservation of capital
              and liquidity
--------------------------------------------------------------------------------
Portfolio:    Short-term money market
              instruments
--------------------------------------------------------------------------------
Inception:    November 1, 1981
--------------------------------------------------------------------------------
Net Assets at December 31, 1996:     $378,321,710
--------------------------------------------------------------------------------

     "The Guardian Cash Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity."
                                                       --Alexander M. Grant, Jr.
                                                         Portfolio Manager

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund                                  12             62
---------------------------------------

Objective:    Growth of capital. Current income
              is a secondary objective.
--------------------------------------------------------------------------------
Portfolio:    Primarily common and preferred stocks
              and other securities representing
              the right to acquire common stocks
--------------------------------------------------------------------------------
Inception:    May 1, 1995
--------------------------------------------------------------------------------
Net Assets at December 31, 1996:     $51,461,531
--------------------------------------------------------------------------------

   "Whatever the market has in store for us, we will continue to focus on value. We are favoring industries and individual companies in the early stages of sustainable long-term earnings uptrends and on other fundamentally attractive opportunities that participated only marginally in the 1996 bull market."
                                                      --Mario J. Gabelli, C.F.A.
                                                        Portfolio Manager

--------------------------------------------------------------------------------

                                                       Portfolio      Schedule
                                                        Manager          of
                                                       Interview     Investments
--------------------------------------------------------------------------------
Baillie Gifford International Fund                          14             72
----------------------------------------

Objective:   Long-term capital appreciation
--------------------------------------------------------------------------------

Portfolio:   At least 80% in a diversified portfolio
             of common stocks of companies
             domiciled outside of the United States
--------------------------------------------------------------------------------
Inception:   February 8, 1991
--------------------------------------------------------------------------------
Net Assets at December 31, 1996:     $456,202,741
--------------------------------------------------------------------------------

     "Guardian Baillie Gifford Limited continued to employ its strategy of managing a diversified portfolio of international equities, paying particular attention to the fundamental attractions of individual companies in terms of their profitability, strength of balance sheet, and earnings growth prospects."
                                                             --R. Robin Menzies
                                                               Portfolio Manager

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund                       16             80
----------------------------------------

Objective:   Long-term capital appreciation
--------------------------------------------------------------------------------
Portfolio:   At least 65% in a portfolio of
             common stocks issued by emerging
             market companies
--------------------------------------------------------------------------------
Inception:   October 17, 1994
--------------------------------------------------------------------------------
Net Assets at December 31, 1996:     $67,062,104
--------------------------------------------------------------------------------

   "We look for strong businesses, whose growth prospects are sustainable because of their market position and financial stability--allowing us to reduce the risks of investing in these markets, while producing good performance. The risks are further controlled by regular economic reviews and a high degree of geographic diversification."
                                                            --Edward H. Hocknell
                                                              Portfolio Manager

--------------------------------------------------------------------------------
Value Line Centurion Fund                                   18             96
----------------------------------------

Objective:   Long-term growth of capital
--------------------------------------------------------------------------------
Portfolio:   At least 90% common stocks
--------------------------------------------------------------------------------
Inception:   November 15, 1983
--------------------------------------------------------------------------------
Net Assets at December 31, 1996:     $639,418,647
--------------------------------------------------------------------------------

     "As in 1996, sector focus in the new year should remain on those companies that can produce above trendline revenue and profit growth, which includes technology, financials, healthcare, and energy."
                                                            --Value Line, Inc.
                                                              Investment Adviser
--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust                 20             106
----------------------------------------

Objective:   High total return consistent with
reasonable risk
--------------------------------------------------------------------------------
Portfolio:   Stock, bonds and money market instruments
--------------------------------------------------------------------------------
Inception:   October 1, 1987
--------------------------------------------------------------------------------
Net Assets at December 31, 1996:     $1,072,553,000
--------------------------------------------------------------------------------

     "To keep risk down to a reasonable level, we maintain a very diversified portfolio of over 100 stockholdings and avoid large bets on any particular sector or company."
                                                            --Value Line, Inc.
                                                              Investment Adviser

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The Guardian Separate Account                                              24
----------------------------------------

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Economic Report:
----------------------------------------

The 1996 U.S. Economy and Markets

[Photo of Frank J. Jones, Ph.D. Chief Investment Officer]

     The year ended December 31, 1996 was again very strong for U.S. stocks and mediocre for bonds, while the underlying economy was quite volatile on a quarterly basis, but moderate on an annual basis. The most commonly used phrases to describe the 1996 economy were "soft landing" and "goldilocks economy," the latter meaning "not too hot, not too cold." The real Gross Domestic Product
(GDP) growth for 1996 was 2.5%. The increase in the core Consumer Price Index (excluding food and energy) of 2.6% as of year-end 1996 was the lowest since 1965, despite the lowest unemployment rate since 1989 of 5.3%. One could conclude then that the soft landing had been achieved, and the Fed changed policy only once during the year, a 25 basis point tightening of the Federal Funds Rate on January 31, 1996.

     Overall during 1996, the bond market, as measured by the Lehman Aggregate Bond Index, returned only 3.63%,(1) thus earning only approximately half its coupon. The loss of principal was reflected by the fact that the 30-year Treasury bond began in 1996 with a yield of 5.95% and ended the year at 6.64%, an increase of 69 basis points.

     Although the common stock market during 1996 was quite strong, returning 22.82% as measured by the S&P 500 Index,(2) it did not match the returns of 1995. This continued strength was due to extremely large and record cash inflows into stock mutual funds (as addressed below) and reasonably strong corporate profits, which offset the effect of the increase in yields. Within the stock market, large capitalization stocks significantly outperformed small-cap stocks--the DJIA returned 28.90%, with the S&P 500 returning 22.82%, and the Russell 2000 returning 16.49%.2 This difference was interpreted as the result of a defensive strategy by investors who were reacting to a "rich" stock market by investing in relatively "safer" and more liquid high-cap stocks rather than "riskier" and less liquid small-cap stocks.

What To Do In The Current Market

     Portfolio management, for an individual or a professional, is a matter of balancing return and safety (that is, the absence of risk), not only for individual securities and asset classes (such as U.S. stocks), but also for the portfolio as a whole. In general, if the average return of a security or asset class is higher, its risk (that is, the variation in its return around the long-term average return) is also higher. For example, stocks over the long term have a higher average return than bonds, but stock returns are also more volatile. Cash has an even lower average return and as well as lower risk than bonds. However, stocks and bonds also have different return profiles over time. And the return profiles of other asset classes, such as international stocks, are even less similar.

     Managing the risk of an overall investor portfolio has two components. First, include some less risky assets, such as cash and bonds, in the portfolio. But including a large portion of low-risk assets in a portfolio would be an expensive way to reduce portfolio risk because these assets also have lower portfolio returns. Second, include asset classes with different return profiles in the portfolio. This is called portfolio diversification. In this regard, in his recent book on investment risk, Against the Gods, Peter Bernstein

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(1)  The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment.

(2) The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market performance. The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The indices are not available for direct investment.

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                                       4

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explains "why diversification is the nearest an investor can ever come to a free lunch."

     The practical import of diversification is based on a very simple principle. A bear market does not hurt unless you sell into it, either by choice (as an investment decision) or by necessity (because the funds are needed for other purposes).

     Following conventional wisdom, if there is a bear market in one asset class in your portfolio and you need funds, either sell the low-risk asset which has a stable price or sell a higher-risk asset whose price has not declined at that time. Try to avoid being in a position where you are forced to sell the asset class which has temporarily declined in price. Risk management, including diversification, takes care of not having to sell an asset when its price is low. That leaves only choosing to sell an asset when its price is low as an investment decision.

Diversify and Hold

     The final issue I wish to address is whether, due to the significant cash inflows into equity mutual funds during the last three to four years, individual portfolios have become unbalanced with respect to common stock exposure. Thus, as a result of this lack of diversification, investors may be vulnerable to stock market declines and will be forced or inclined to sell significant amounts of common stock in response to an initial decline in the stock market. I think not.

     While there have been significant cash inflows into common stock mutual funds relative to bond funds in the last three years, investors' exposure to common stock is not necessarily currently extreme for at least two reasons. First, during the last three years, as shown in data from the Federal Reserve System, households have been liquidating common stock in significant amounts while they have been buying common stock mutual funds. This shift from personally managing their stock portfolio to having their stock portfolios professionally managed seems prudent. Investors may wish to trade individual stocks as a hobby around their core, professionally managed, stock holdings. But they should realize that their hobby may cost them money, as most hobbies do. The net offset of these two changes in common stock holdings is positive, but not nearly as extreme as would be thought by focusing just on the cash inflows in the common stock mutual funds would suggest.

     Second, one would have to consider the composition of the household portfolios at the beginning of this period to conclude that the position at the end of the period was extreme. In this regard, the significant increase in the participation of households into the common stock market did not begin until the 1990s. Prior to this, investors had smaller stock positions because stock returns had not been very attractive.

     However, the current bull market in stocks began in 1982, with major setbacks only in 1987 and 1990. It is this fairly sustained rally that has induced households to increase their common stock holdings.

Conclusion

     Will the stock market rally continue without significant setbacks? It is unlikely that the approximate 60% return of 1995 and 1996 will be duplicated in 1997 and 1998. Will there be significant corrections? Perhaps and even very likely. Will these corrections harm investors? Only if they are forced or choose to sell into them. Can consumers or anyone else forecast these corrections? Unlikely. The correct strategy is to diversify the portfolio, not only across U.S. stocks, U.S. bonds and cash, but also foreign stocks and bonds, from both developed and developing countries. Diversify and hold is the correct prescription for the future.

Regards,


/s/ Frank J. Jones

Frank J. Jones, Ph.D.
Chief Investment Officer
The Guardian Insurance & Annuity Company, Inc.

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                                       5

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The Guardian Stock Fund
----------------------------------------

[Photo of Charles E. Albers, C F.A. Portfolio Manager]

Q. 1996 was another outstanding year for the Fund. What is your assessment of how the Fund performed?

A. The Fund had excellent performance in 1996, both in absolute and relative terms. In absolute terms, the Fund produced a total return to shareholders of 26.9%, after expenses.(1) For the second year in a row, following 34.7% in 1995, the Fund was able to produce excellent absolute returns. The Fund's 1996 return of 26.9% also represented a solid return on a relative basis, when comparing the Fund's return to the average return of 20.4% shown by all Lipper U.S. Variable Insurance Product Underlying Growth Funds, during the same period.(2) The Fund's 1996 performance ranked it solidly in the top quintile within Lipper's U.S. category, ranking number 11 out of 106 U.S. underlying growth funds.(3) The Fund also bettered the S&P 500 Index, which returned 22.8%.(4)

     Of course, from the shareholders' viewpoint, it's really the long-term results that count the most. Here too, the Fund has done well, placing it in the top 5% of Lipper Underlying Growth Funds over the last 5 years, ranking number 2 out of 46 for the 5-year period ended December 31, 1996. For the 10-year period ended December 31, 1996, the Fund ranked number 5 out of 30 underlying growth funds, as reported by Lipper.

Q. What factors affected Fund performance in 1996?

A. Two factors deserve special mention here. First, for the second year in a row, large-cap stocks outperformed small-cap stocks, as can be seen in the following table:

                                                              Total Return%
                                                         -----------------------
                                                          1995             1996
                                                         ------           ------
Large-Cap (S&P 500)                                      +37.4%           +22.8%
Small-Cap (Russell 2000)(5)                              +28.4%           +16.5%
                                                         ------           ------
Difference                                               +9.0%            +6.3%
--------------------------------------------------------------------------------

     Fortunately, we perceived early in 1995 that a shift to large-caps would be advantageous, and we tilted the Fund portfolio accordingly. That shift had a very positive impact on investment performance in both 1995 and 1996.

     The other factor which had a significant impact on 1996 results was our proprietary stock scoring system. This system has historically provided us solid guidance in stock selection, and this record continued into 1996. The predictive power of this quantitative tool during 1996 can be seen in the table below.

                                                  1996 Price Performance (%)
Stock Scoring System                              --------------------------
        Ranking                              S&P 500 Universe   Next 1500 Stocks
        -------                              ----------------   ----------------
Top Quintile                                        19.4%             23.7%
Universe Average                                    16.9%             15.2%
Bottom Quintile                                      9.5%              6.3%

     This table shows that, within the S&P 500 stock universe, the stock scoring system's top-ranked quintile (20%) of stocks appreciated 19.4%, approximately 10% better than the S&P 500 stocks in the

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) Lipper rankings were reported by Lipper Variable Insurance Products Performance Analysis Service, in its report dated December 31, 1996.

(4) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's return.

(5) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000 is not available for direct investment and its returns do not reflect the fees and expenses which are deducted from the Fund's return.

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                                       6

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system's bottom-ranked quintile. Moreover, in the "next 1500" universe of smaller stocks, the spread between the top and bottom quintiles was much greater at 17.4%. Generally, we find that the predictive power of our models is greater within our universe for smaller cap stocks.

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                      Average Annual Total Returns for the
                         years ended December 31, 19961

                              1 year          26.90%
                              3 Years         19.04%
                              5 Years         19.43%
                              10 Years        16.00%
                              Inception       16.723%

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Q. What strategies did you use to manage the Fund during 1996?

A. There was no change in our strategic approach to managing the portfolio during 1996. We believe that soundly-based quantitative models provide a valuable tool to the equity portfolio manager. At the same time, fast-breaking news and unusual investment issues require the balanced judgment of a capable portfolio manager. We believe the best path to consistent returns, in excess of the indexes, requires the synergistic results of combining good quantitative tools with good manager judgment.

     Our quantitative tools look at the portfolio two different ways: "top-down" and "bottom-up." The "top-down" approach involves a cluster of different predictive models that we use to identify which portfolio style has the most attractive performance prospects. The "bottom-up" approach uses our proprietary stock scoring system to identify specific attractive stocks within our 2000 stock research universe. We believe that both the "top-down" and "bottom-up" perspectives are important, and the best results can be achieved by combining them both within one portfolio.

Q. What have been the portfolio's weights in different economic sectors, and how have these weightings affected performance?

A. The attached table shows the Fund's portfolio weightings for all of the major economic sectors for the year ended December 31, 1996. As you can see, our three largest positions were in Financial (26.0%), Consumer Staples (20.0%) and Energy (17.9%). During 1996, the portfolio's relative weightings in the different sectors contributed positively to the Fund's good relative performance. Specifically, the Fund's two most overweighted sectors at 12/31/96, relative to the S&P 500, were in Financials and Energy. The Fund overweighted the Financial sector by 11.0% and the Energy sector by 8.2%. Both of these sectors outperformed the market during the year.

Q. Looking ahead to 1997, how will you be managing the Fund?

A. We continue to believe that well-established, large-cap companies have the better prospects in 1997. This view is supported both by our quantitative "style predictor" models and also by our fundamental investment judgment. The current business cycle expansion is in its mature stage and competitive business pressures are intensifying in many industries and, thus, overall profit growth is slowing. We expect this to continue in 1997. In such an environment, we believe it is the high-quality large-cap companies that are in the best position to sustain growth of sales and profits. And, the logic is perfectly clear: the stock prices of those high-quality companies should do fairly well, following the relatively good fundamental company profits.

     As always, we will stay attuned to the changing investment environment. Our goal is to produce superior results for our shareholders on a consistent basis.

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                                       7

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--------------------------------------------------------------------------------
The Guardian Stock Fund Profile
as of December 31, 1996
----------------------------------------

      Comparison of Common Stocks Held by the Fund on December 31, 1995 and
                      December 31, 1996 by Economic Sector

 [The following table was represented as a pie graph in the printed material.]

         1995                                                   1996
         ----                                                   ----

Consumer Cyclical -- 3.1%                              Consumer Cyclical -- 3.3%

Other -- 10.4%                                         Other -- 3.2%

Consumer Staples -- 18.3%                              Consumer Staples -- 20.0%

Consumer Services -- 2.4%                              Consumer Services -- 1.6%

Conglomerates -- 1.6%                                  Conglomerates -- 1.9%

Financial -- 18.1%                                     Financial -- 26.0%

Basic Industries -- 7.4%                               Basic Industries -- 4.7%

Capital Goods -- 3.3%                                  Capital Goods -- 5.0%

Energy -- 12.1%                                        Energy -- 17.9%

Technology -- 23.3%                                    Technology -- 16.5%

--------------------------------------------------------------------------------

Portfolio Composition

    The Guardian Stock Fund portfolio holds 300 securities in a variety of economic sectors. The portfolio manager's goal is to position the portfolio for consistent performance in both "bull" and "bear" markets.

[The following table was represented as a pie graph in the printed material.]

      Cash & Cash Equivalents - 3.7%              Common Stocks - 96.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a Hypothetical $10,000 Investment

--------------------------------------------------------------------------------

                [The following table represents information that was depicted in a graph in the printed material.]

                                            GSF             S&P             CPI
                                            ---             ---             ---
4/13/83                                    10000           10000           10000
83                                         11028           10867           10336
84                                         12218           11529           10754
85                                         16130           15169           11162
86                                         18889           17985           11295
87                                         19241           18903           11794
88                                         23160           21989           12314
89                                         28613           28887           12885
90                                         25224           27959           13680
91                                         34293           36439           14088
92                                         41178           39207           14516
93                                         49396           43130           14913
94                                         48767           43679           15311
95                                         65667           59992           15668
12/31/96                                   83330           73770           16176

A hypothetical $10,000 investment made at the inception of The Guardian Stock Fund on April 13, 1983 would have grown to $83,330 on December 31, 1996. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you may not invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $73,770. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

--------------------------------------------------------------------------------

                            Average Annual Returns(1)
                                                                   Life of Fund
                              1 Year     5 Years     10 Years    (since 4/13/83)
--------------------------------------------------------------------------------
  The Guardian Stock Fund     26.90%      19.43%      16.00%      16.72%
--------------------------------------------------------------------------------
  S&P 500 Index(2)            22.82%      15.14%      15.15%      15.68%
--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund
----------------------------------------

[Photo of Michele S. Babakian, Portfolio Manager]


Q. How did the Fund perform in 1996?

A. The Fund had a total return of 2.88%(1) for the year ended December 31, 1996. By comparison, the average fund in our Lipper(2) peer group, which consists of other variable annuity sub-accounts that invest primarily in bonds having investment grade ratings of "BBB" or better, had a total return of 3.18% for the same period. Within this Lipper peer group the Fund ranked 20 out of 35 funds.(3) For the five and ten-year periods ended December 31, 1996, the Fund ranked 19 out of 27 funds and 8 out of 16 funds, repectively. A broad market benchmark we also compare ourselves against, the Lehman Aggregate Bond Index,(4) had a total return of 3.63% for the year ended 1996.

Q. What factors affected the Fund's performance during 1996?

A. Aside from the Federal Reserve lowering the Fed Funds rate in February, the rest of 1996 can be characterized as a year in which investors expected the Fed to raise rates which caused a bearish sentiment to permeate the market. As the market turned bearish, the duration of the Fund's portfolio was positioned slightly shorter than the duration of the Lehman Aggregate Bond Index. We position this portfolio's duration slightly longer than the duration of the Index if we conclude, based on our assessment of the economy's growth, inflation pressures, and the effects of fiscal and monetary policy, that yields will decrease, or slightly shorter than the Index if we determine that yields will rise. As 1996 consisted of a bear market for bonds, with occasional bullish fervor, the portfolio's duration was approximately 5% shorter than the Index's duration. This positioning reduced the portfolio's exposure to price deprecia tion, which added to its total return.

     Another major factor which positively affected the Fund's performance was the change of allocation in the corporate bond and mortgage-backed securities
(MBS) sectors. Throughout the year the Fund increased its investments in a more diverse group of corporate bond sectors and MBS products. This new positioning of assets was positive for the Fund as the yield spreads on all of the sectors we chose narrowed, or moved closer toward Treasury yields.

     Corporate bond yield spreads tightened to historical lows for the year due to positive corporate earnings and increasing demand from a growing investor base. The corporate bond sector in which we invested the most new assets in 1996 was the finance sector. This sector returned 3.75% for the year, the highest returning of the four major sectors within the Lehman Corporate Index. However, the industrial sector contained the highest returning subsectors which included airlines, gaming and lodging. We were not invested in those subsectors.

     MBS, with high option adjusted spreads, benefited from a market with low volatility, which improves MBS values, and demand from new investors such as foreign accounts and hedge fund managers. The big

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Their returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) Lipper Rankings were reported by Lipper's Variable Insurance Products Performance Analysis Special Report 4th Quarter 1996.

(4) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Mortgage-Backed Securities Index is an unmanaged index that is generally considered to be representative of U.S. mortgage pass-through market activity. Neither Index is available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

total return play was in seasoned pass-throughs, especially the higher coupons. Although we did not participate significantly in the seasoned pass-through market, the portfolio was positioned with a 16% weight in current and premium pass-throughs. Also in the portfolio were collateralized mortgage obligations
(CMOs) which comprised about 13% of the portfolio. Together these securities provided a 29% portfolio weighting in the Fund. The Lehman Mortgage-Backed Securities (MBS) Index(4) returned 5.35% for 1996.

Q. What strategies did you use to manage the Fund?

A. As 1996 consisted of a bear market with occasional bullish sentiment, we managed the fund's duration to be approximately 5% shorter than the duration of our benchmark, the Lehman Aggregate Bond Index. During those months when the market yields were declining or holding steady, the Fund's duration was brought up to a neutral position versus the Index.

     With regard to asset allocation in this portfolio, our goal was to allocate approximately 10% of the Fund's assets to Treasuries, 35-40% to corporates, 30% to MBS, 15% to asset-backed securities (ABS) and the balance, 5%, to commercial mortgage-backed securities (CMBS). This allocation would keep us invested in yield product, or securities with a yield spread over Treasuries.

     Our corporate strategy in 1996 was to diversify the portfolio among corporate bond sectors and to focus more than before in the higher-yielding, BBB sector. The largest sector in which we invested was the finance sector and our positions in this sector included the industries of banking, brokerage, insurance and real estate. Outside of finance, the telecommunications, tobacco and yankee sectors were added to the portfolio's holdings. Many of the securities which were purchased in these sectors were "BBB" in quality, the investment grade quality group which had the best returns in 1996, according to the Lehman Index data.

     Two additional bond sectors, amortizing ABS and CMBS, performed well for our Fund in 1996. As relative value investments, these two sectors were higher-yielding than corporates and CMO securities of similar duration and quality.

     New sectors in which we have concentrated our research efforts in the fourth quarter are insurance-enhanced ABS, as well as "AA" and "A" rated ABS and CMBS. Through the selective purchase of corporate credits and new bond sectors, we believe that the Fund can add incremental yield and total return in 1997.

--------------------------------------------------------------------------------
The Guardian Bond Fund Profile
as of December 31, 1996
----------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS(1)
--------------------------------------------------------------------------------

1 Year .....................................................               2.88%
5 Years ....................................................               6.68%
10 Years ...................................................               8.03%
Since Inception (5/1/83) ...................................               9.40%

--------------------------------------------------------------------------------

[The following table was represented as a line graph in the printed material.]

--------------------------------------------------------------------------------

                  Growth of a Hypothetical $10,000 Investment

                                                        GBF               Lehman
                                                        ---               ------
4/29/83                                                10000              10000
83                                                      9925              10204
84                                                     11219              11750
85                                                     13728              14347
86                                                     15766              16537
87                                                     15816              16992
88                                                     17351              18332
89                                                     19758              20996
90                                                     21254              22877
91                                                     24695              26538
92                                                     26597              28502
93                                                     29218              31281
94                                                     28209              30369
95                                                     33170              35979
12/31/96                                               34124              37286
--------------------------------------------------------------------------------

[The following table was represented as a pie graph in the printed material.]

--------------------------------------------------------------------------------

                        Portfolio Composition by Quality
                         According to Standard & Poor's

AAA - 53.2%

AA - 2.9%

Not Rated - 2.6%

A - 13.9%

Cash Equivalents - 4.3%

Repurchase Agreements - 4.7%

BB - 0.8%

BBB - 17.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
---------------------------------------

[Photo of Mario J. Gabelli, C.F.A, Portfolio Manager]

Q. How did the Fund perform in 1996?

A. For the year ended December 31, 1996, the Gabelli Capital Asset Fund's total return was 11.0%(1). In comparison, the S&P 500(2) had a return of 23.0% and the Russell 2000(3) advanced 14.8% for the year. Since its inception on May 1, 1995 through December 31, 1996, the Fund has had an aggregate total return of 20.3%, which is equal to an average annual total return of 11.7%.

Q. What factors affected the Fund's performance in 1996?

A. In 1995, the stock market clicked on all six cylinders. Moderate economic growth, low inflation, declining interest rates, soaring corporate profits, reasonable valuations, and strong cash flows into equity mutual funds all powered broad-based market momentum. In 1996, three of these six cylinders began misfiring. Long bond rates rose 100 basis points before subsiding to year-end 1995 levels. Corporate profits were up 10%, a good showing, but well below 1995's 18% gains. Equities valuations, at least for large-cap stocks, became distinctly rich relative to historic benchmarks. Despite running on only three cylinders, the market, as represented by the Dow Jones Industrial Average(4) and the S&P 500, barreled ahead before stalling in December.

     Shrinking supply and strong demand for stocks, particularly the blue chips, were the primary forces driving the popular indices. Merger and acquisition activity (around $350 billion for 1996) and share repurchase programs (about $30 billion) reduced stock inventories. The flood of money into equity mutual funds (approximately $220 billion--with the overwhelming majority going into large-cap growth funds, including S&P 500 Index funds) supercharged demand for a relative handful of market pacesetters. In addition, the public pressure on fund portfolio managers to avoid significant holdings of cash or bonds, so as not to miss the joyride other managers were participating in, inspired many equity fund managers to run almost all the fundamental red lights.

     We motored ahead at a good clip, but with the seat belts fastened and obeying all the fundamental rules of the road. Our performance was uninspiring relative to the heavy footed large-cap growth stock funds, but competitive with small- and mid-cap indices. Most importantly, we believe that we made substantial progress without risking the kind of collisions that can occur when excessive equities valuations run headlong into economic reality.

Q. What strategies do you use to manage the Fund and what is your outlook for 1997?

A. Whatever the market has in store for us, we will continue to focus on value. We are favoring industries and individual companies in the early stages of sustainable long-term earnings uptrends and on other fundamentally attractive opportunities that participated only marginally in the 1996 bull market. Aerospace component manufacturers should post superior earnings gains for the next three to five years as airlines throughout the world continue to build and

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

(3) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses which are deducted from the Fund's return.

(4) The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that, like the S&P 500 Index, is generally considered to be representative of U.S. stock market performance. The DJIA is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

refurbish their fleets. Auto after-market companies should grow earnings as the economy and new car sales slow. As Personal Communications Services (PCS) systems come on line in the year ahead, cellular telephone companies, which have been under the cloud of future competition from PCS, will have an opportunity to demonstrate the long-term viability of what we believe will remain a good growth business. Also, enter tainment software and cable network stocks will get more favorable reviews from investors in the year ahead.

     Finally, and perhaps most importantly for 1997 return prospects, we believe that corporate restructurings in the form of mergers and sales and spin-offs of assets will continue at a feverish pace. There is a strong global appetite for extending product lines and distribution systems via acquisitions. The world is awash in liquidity and stock is an increasingly valuable currency. So, the "let's make a deal" market we have experienced in the last few years will continue. In response, corporate managements that hope to remain independent are under pressure to surface the value of their businesses by jettisoning underperforming divisions, spinning off undervalued assets and repurchasing shares. We expect deals and corporate events of this nature to trigger some of the biggest stock advances in 1997.

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund Profile
as of December 31, 1996
---------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS(1)
--------------------------------------------------------------------------------
               1 Year...................................      11.00%
               Since Inception (5/1/95).................      11.70%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Growth of a Hypothetical $10,000 Investment(1)
--------------------------------------------------------------------------------

                                             Gabelli
                                    S&P      Capital
                                    500       Asset
                                   Index      Fund
                                   -----     -------
                    5/1/95         10000      10000
                    6/30/95        10639      10200
                    9/30/95        11486      10570
                    12/31/95       12171      10836
                    3/31/96        12825      11615
                    6/30/96        13409      12061
                    9/30/96        13821      11899
                    12/31/96       14982      12029

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Gabelli Capital Asset Fund and in the S&P 500 Index.(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Top Ten Holdings

--------------------------------------------------------------------------------

 1. Tele-Communications, Inc./ Liberty Media Group
 2. Cablevision Systems Corporation
 3. United Television, Inc.
 4. Gaylord Entertainment Company
 5. Quaker Oats Company
 6. Viacom Inc.
 7. PepsiCo Inc.
 8. General Instrument Corporation
 9. GC Companies, Inc.
10. Rollins, Inc.

For a complete list of portfolio holdings, please see the Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
---------------------------------------

[Photo of R. Robin Menzies, Portfolio Manager]

Q. Last year, investors in the U.S. stock markets generally did quite well. How did international markets perform compared with the U.S., as reflected in the Fund's results?

A. The Fund performed well in 1996, with a total return of 15.4%,(1) outpacing the 6.4% return posted by the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index.(2) International markets, such as Japan and Europe, have performed quite differently, but both have great potential for future gains.

     Starting in Japan, the MSCI Japan Index fell by 15.4% in 1996.(3) Nihon Bashi, the Japanese equivalent of Wall Street, is at about half of its all-time peak of 1989. The Japanese have been very cautious with their money, whereas they used to be great stock market players. They have seen banks declare huge bad-loan write-offs, stock prices plunge, and, in a country where life-time employment was the norm in large corporations, jobs have been put at risk. But it seems as if the worst is over--the Japanese authorities have been doing a good job at sorting out their big problems and getting the economy on the move again. In addition, unemployment is falling, incomes are rising, and thanks to the Yen's decline, exports are doing well.

     A less extreme but equally fascinating area is Europe. This does not include the U.K., which is like the United States in that its economic recovery is well on and interest rates are expected to rise in early 1997. Europe is moving closer to economic and monetary union through a common currency, the "Euro," which should be introduced by 1999. Having a common currency across a range of countries far more diverse, both economically and culturally, than the states of the United States imposes big strains on all involved. Questions to be answered are who should be let in and how is inflation going to be kept down? In the meantime, fiscal austerity--to meet the monetary union rules--plus high unemployment and low inflation mean that interest rates will be kept low for as long as possible. Low rates and corporate restructuring are a potent combination that should lead to decent profits growth and a great background for European equity markets in 1997.

Q. What factors affected the Fund's performance during this year?

A. The Fund's solid performance relative to the MSCI EAFE Index was due in large part to the Fund's underweighted investment in Japan as compared to the Index. The Index generally has about a 40% weighting in Japan, while throughout the year the Fund held approximately 32% on average in Japan. Japan was the weakest of the major markets in 1996. Performance was also helped by the impressive returns of the stocks held by the Fund in Continental Europe, which ended 1996 with a return of 33.2% for the year, as compared with the 18.7% return of the MSCI Europe Ex-U.K. Index(4) over the same period.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(2) The MSCI EAFE Index is an unmanaged index that is generally considered to be representative of international stock market activity. The Index is capitalization-weighted and carries a significantly higher weighting in Japan than the Fund is normally likely to have because the Fund seeks to diversify investments across all major international markets. The performance of the Fund and the MSCI EAFE Index may not therefore always correlate closely. The MSCI EAFE Index is not available for direct investment and its returns do not reflect expenses which are deducted from the Fund's return.

(3) The MSCI Japan Index is an unmanaged index generally considered to be representative of Japanese stock market activity. The returns for the index do not reflect expenses which are deducted from the Fund's return.

(4) The MSCI Europe Ex-UK Index is an unmanaged index generally considered to be representative of European stock market activity, excluding the United Kingdom. The returns for the index do not reflect expenses which are deducted from the Fund's return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What strategies did you use to manage the Fund?

A. Guardian Baillie Gifford Limited continued to employ its strategy of managing a diversified portfolio of international equities, paying particular attention to the fundamental attractions of individual companies in terms of their profitability, strength of balance sheet, and earnings growth prospects.

--------------------------------------------------------------------------------
Baillie Gifford International Fund Profile
as of December 31, 1996
------------------------------------------

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS(1)
--------------------------------------------------------------------------------

1 Year................................................................... 15.41%
3 Year...................................................................  8.99%
Since Inception (2/8/91)................................................. 12.34%

--------------------------------------------------------------------------------

 [The following table was represented as a pie graph in the printed material.]

--------------------------------------------------------------------------------
                 Portfolio Composition by Geographical Location

                 U.K. -- 13.3%
                 Cash Equivalents -- 2.2%
                 Latin America -- 4.3%
                 Far East -- 16.8% (excluding Japan)
                 Continental Europe  -- 35.4%
                 Japan -- 28.0%
--------------------------------------------------------------------------------

 [The following table was represented as a line graph in the printed material.]

--------------------------------------------------------------------------------
                 Growth of a Hypothetical $10,000 Investment(1)

                                      Baillie
                   The                Gifford
                MSCI/EAFE          International
                  Index                Fund
                ---------          -------------

2/8/91            10000                10000

91                10226                10334

92                 9014                 9389

93                11984                12608

94                12950                12718

95                14446                14142

12/31/96          15365                16322

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Baillie Gifford International Fund and the MSCI/EFAE Index(2).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Top 10 Holdings

    Company              Nature of Company             Country
    -------              -----------------             -------

  1. Novartis            Pharmaceuticals               Switzerland

  2. Canon, Inc.         Office Equipment & Cameras    Japan

  3. NTT Data.           Computer Systems              Japan

  4. Rohm                Electronic Components         Japan

  5. Jusco               Retailer                      Japan

  6. BASF                Chemicals                     Germany

  7. Bridgestone Corp.   Tires                         Japan

  8. ABN Amro            Banking                       Netherlands

  9. Incentive           Industrial Conglomerate       Sweden

 10. Compoirs Modernes   Food Retailer                 France

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
---------------------------------------

[Photo of Edward H. Hocknell, Portfolio Manager]

Q. How did the Fund perform in 1996 and what factors affected the Fund's performance?

A. The Fund performed very well in 1996 with a total return of 24.6%,1 (see VITA, page 1) surpassing the total return of 6.0% from the Morgan Stanley Capital International (MSCI) Emer-ging Markets Free (EMF) Index.2

     The Fund outperformed the regional indices in all its primary areas of investment: Latin America, Asia, Eastern Europe and South Africa. It benefited, in particular, from its heavy weightings in the three main Eastern European markets of Poland, Hungary and the Czech Republic, which together produced an average return of 65.5% during the year. The Fund also benefited by concentrating our investments in the following markets, whose market performance was up in 1996: Hong Kong (+33.1%), Taiwan (+40.3%), and Brazil (+42.5%). From the opposite point of view, the Fund also benefited by having a relatively low exposure to India (-2.2%), Thailand (-36.6%) and South Africa (-18.1%).

Q. What are the reasons for investing in emerging markets?

A. The heart of the case for investing in emerging markets is their potential for high levels of growth. Emerging markets as a whole are growing at around twice the rate of the more mature economies, and we believe they are likely to continue to do so. Huge amounts of foreign direct investment are pouring into emerging markets--driven by the flight from high costs in developed countries--which leads to soaring productivity gains. The growth can be explosive: for example, over the last three years the Chinese economy has grown by more than 10% per year, much faster than western countries. Governments throughout the world are becoming more pro-business than ever before--deregulation, privatization, and tariff reduction are policies that are being widely implemented in developing countries.

Q. What strategies did you use to manage the Fund during 1996?

A. Guardian Baillie Gifford Limited continued to employ its strategy of maintaining a diversified portfolio of emerging markets equities, paying particular attention to the fundamental attractions of individual companies in terms of their profitability, strength of balance sheet, and earnings growth prospects.

     Experience is vital in this field. Experience not just of the political and economic risks, but also of the companies. In a given year, we meet the managements of around 400 emerging market companies. We look for strong businesses, whose growth prospects are sustainable because of their market position and financial stability--allowing us to reduce the risks of investing in these markets, while producing good performance. The risks are further controlled by regular economic reviews and a high degree of geographic diversification. There is now a large number of emerging markets to choose from and the Fund spreads its investments across 22 such countries, with the list growing all the time.

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those otherwise free markets which exclude investments by foreigners. The MSCI EMF Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund Profile
as of December 31, 1996
---------------------------------------------

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS(1)
--------------------------------------------------------------------------------

1 Year...............................................................     24.59%
Since Inception (10/17/94)...........................................      3.99%

--------------------------------------------------------------------------------

[The following table was represented by a pie graph in the printed material]

--------------------------------------------------------------------------------
                         Portfolio Composition by Region

                         South Africa - 1.6%
                         Cash - 7.4%
                         Europe - 10.0%
                         Asia - 45.5%
                         Latin America - 35.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Top Ten Holdings

                            Nature
     Company                of Company               Country
     -------                ----------               -------

  1. New World Dvlp.        Property                 Hong Kong
  2. Citic Pacific          Conglomerate             Hong Kong
  3. Henderson Land         Property                 Hong Kong
  4. Metro Pacific          Property                 Hong Kong
  5. Petrobras              Energy                   Brazil
  6. Peres Companc          Energy & Utilities       Argentina
  7. HSBC Holdings          Banking                  Hong Kong
  8. Telemex                Telephone Utility        Mexico
  9. Genesis Chile          Fund                     Chile
 10. Cathay Life            Life Insurance           Taiwan
                            & Property

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment(1)

                          Baillie
                MSCI      Gifford       The
                EMF       Emerging      IFCI
                Index     Markets       Index
                -----     -------       -----

10/17/94        10000      10000        10000
12/31/94        8552       8948         8300
12/31/95        8106       8894         7596
12/31/96        8595       11081        8230

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Baillie Gifford Emerging Markets Fund, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index,(2) and in the IFCI Index.(3)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(3) The IFCI Index is an unmanaged index that is generally considered to be representative of the stock markets activity of emerging markets. The Index is market capitalization-weighted and carries a significantly higher weighting in a combination of Mexico and Malaysia (about 50 percent) than the Fund is normally likely to have. The Fund may also invest in markets such as Hong Kong and Singapore, which are not included in the Index, so the performance of the Fund and Index may not always correlate closely. The IFCI Index is not available for investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund
---------------------------------------

Q. For the 12 months ended December 31, 1996, how did the Value Line Centurion Fund perform?

A. For the 12 months ended December 31, 1996, the Centurion Fund produced a total return of 17.34%1, compared with a total return of 22.96% for the S&P
500.2 While the Centurion Fund enjoyed an excellent first nine months in 1996, outperforming the S&P 500 on a total return basis by 14.84% versus 13.50%, the Fund's performance was unfavorable in the fourth quarter, as Centurion underperformed the S&P 500 by more than six percent (2.18% for the Fund versus 8.33% for the Index).

Q. What strategies did you use to manage the Fund during 1996?

A. As in the past, our strategies to manage the Centurion Fund during 1996 began with our top-down forecast and continued with our bottoms-up investment approach. Stock selection for the Fund is based on Value Line's proprietary Ranking System. Each week Value Line ranks approximately 1,700 stocks in more than 90 different industries on a scale of 1 (Highest) to 5 (Lowest). The bottoms-up approach involves the purchase of stocks that rank a 1 or 2, meaning they generally have above-average earnings and price momentum, but trade at reasonable price/earnings multiples relative to their expected growth rates. We maintained a constructive outlook for both the economy and the financial markets in the United States during 1996, a view which we share entering 1997.

Q. What factors affected the Fund's performance?

A. The equity market's strong performance during the fourth quarter was dominated by large-capitalization Dow Jones Industrial stocks. However, the vast majority of these 30 stocks, which comprise about one quarter of the S&P 500 on a market-capitalization weighted basis, were rated in the lower ranking categories by Value Line's proprietary Ranking System. Because the Fund only buys stocks in the upper ranking categories, most of the 30 stocks were not purchased by the Centurion Fund. As a result of this structural discipline, which has served the Fund well through much of its history, the Centurion Fund's fourth-quarter underperformance partially offset its strong outperformance during the first nine months of 1996.

Q.  What is your outlook for 1997?

A. We continue to forecast a slow-growth, benign-inflation economic environment, in which Gross Domestic Product (GDP) and the core levels of both wholesale and consumer inflation will continue to approximate 2.0-3.0%. We do not expect the economy to slip into recession, however, because we believe that Federal Reserve Chairman Alan Greenspan will remain ever vigilant and is prepared to ease monetary policy, if appropriate, during the first half of 1997. We expect Congress and President Clinton to get together on a balanced budget deal early in the new administration, which we believe may contain some necessary cuts in government spending. Given our muted forecast for GDP growth, if the economy weakens further in 1997 because of these government spending cuts, then the

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

(3) The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that, like the S&P 500 Index, is generally considered to be representative of U.S. stock market performance. The DJIA is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Federal Reserve may need to step in and cut interest rates to stimulate the economy and stave off recession. In fact, we believe that Chairman Greenspan opted to jawbone the markets away from fair-value levels in his now-famous "irrational exuberance" speech, to allow the markets some rally room in the event that he eventually needs to ease mone tary policy.

     We expect modest corporate profit growth of about 6.0% for large-capitalization stocks during 1997. In conjunction with our 6.0% long bond forecast, this translates into an upside objective of about 7,100 for the Dow Jones Industrial Average (DJIA)3 during 1997, compared with our 6,600 target for the DJIA in 1996. Given a starting point of about 6,350 for the DJIA in 1997, that implies estimated total return potential of about 14.0% for 1997.

     As in 1996, sector focus in the new year should remain on those companies that can produce above-trendline revenue and profit growth, which includes technology, financials, healthcare, and energy. We believe that 1997 will be a volatile year that will emphasize excellent bottoms-up stock-picking skills. If our upside objectives for the DJIA are met, then we believe that a rolling rotation may ensue at some point during 1997, in which investors lock in profits from large-cap stocks and seek out undervalued smaller-caps, which have largely produced excellent earnings gains but have dramatically underperformed the large-caps over the past several months.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
as of December 31, 1996
---------------------------------------

 [The following table was represented as a line graph in the printed material.]

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment(1)

                                    Value Line
                                    Centurion       S&P 500
                                      Fund           Index
                                    ----------      -------
                       11/15/83       10000          10000
                       83              9180          10038
                       84              8420          10650
                       85             11108          14012
                       86             12982          16613
                       87             12611          17461
                       88             13568          20312
                       89             17841          26684
                       90             18833          25827
                       91             28662          33660
                       92             30361          36217
                       93             33156          39841
                       94             32422          40347
                       95             45416          55417
                       12/31/96       53291          68042

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Value Line Centurion Fund and in the S&P 500 Index.(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL RETURNS(1)
--------------------------------------------------------------------------------

1 Year..................................................................  17.34%
5 Years.................................................................  13.21%
10 Years................................................................  15.17%
Since Inception (11/15/83)..............................................  13.59%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Top 10 Holdings

              o Nike, Inc.                   o Cascade Communications
              o Intel Corp.                  o BMC Software Inc.
              o Cisco Systems                o Dell Computer
              o Citicorp                     o Tidewater Inc.
              o Transocean Offshore Inc.     o GAP Inc.
--------------------------------------------------------------------------------

  [The following table was represented as a pie graph in the printed material.]

           For a complete list of portfolio holdings, please see the
                            Schedule of Investments.

--------------------------------------------------------------------------------
                    Portfolio Composition by Economic Sector

                        Consumer Non-Durables -- 14.93%
                        Capital Goods -- 4.36%
                        Transportation -- 2.39%
                        Energy -- 10.39%
                        Financial -- 17.95%
                        Consumer Growth -- 17.12%
                        Technology -- 29.57%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

Q. How did the Trust perform in 1996?

A. We were pleased with the Trust's total return of 15.87% in 1996.(1) This extended its track record as one of the top-performing flexible funds since inception nine years ago. For the one and five-year periods ended December 31, 1996 the trust ranked 22 out of 76 and 8 out of 54 underlying funds, repectively, as reported by Lipper.(2) The 1996 return compared with a total return of 22.82% for the unmanaged Standard & Poor's 500 Index and a total return of 2.90% for the unmanaged Lehman Government/Corporate Bond Index.(3)

Q. Has the Trust continued to maintain a relatively large cash position?

A. The Trust's cash balances have remained at about 20% of assets since early last year. In the spring and summer the stock allocation was brought down from 70% of assets to 45%-50%, where it has since remained. These assets were redeployed into bonds, where the allocation rose to 30% by mid-summer, from its previous allocation of 10%.

     The Trust uses Value Line's proprietary stock and bond market models to determine the suggested optimal asset allocation at any given time. These models use a number of different economic and financial variables. The rise in interest rates, combined with the rise in stock prices, were the main factors that last year made bonds increasingly attractive relative to stocks in our models. The central tendency for the Trust's allocation over time will be 55% in stocks, 35% in bonds, and 10% in cash equivalents. Thus, the Trust is still holding more cash than can be expected over the long run, reflecting the current cautionary stance of Value Line's models.

Q. How are stock selection and bond selection affecting performance?

A. Stock selection continued to be a clear plus for performance, as the stock portion of the Trust produced a total return of 25.9% in 1996, outperforming the S&P 500 Index. We rely primarily upon the renowned Value Line Timeliness Ranking System, which favors stocks with strong earnings and price momentum. To keep risk down to a reasonable level, we maintain a very diversified portfolio of over 100 stockholdings and avoid large bets on any particular sector or company. In addition, we invest in certain stocks that are ranked neutral by our Ranking System, or in other words, stocks that are expected to perform in line with the average stock for the coming year. Most commonly, these are utility or energy stocks that increase the Trust's dividend yield and add diversification.

     The Trust's bond holdings continue to be entirely in U.S. Treasuries, as we believe the extra yield offered by corporates or agencies continues to be too modest to be attractive. Maturities range from two to 25 years, with an average of about seven years. Bond selection had little effect in last year's relatively flat market. Our mandate is to invest only in high-quality bonds.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(2) Lipper rankings were reported by Lipper Variable Insurance Products Performance Analysis Service, in its report dated December 31, 1996.

(3) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The S&P 500 and the Lehman Aggregate Bond Index are not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q.  What would turn your model more bullish on the stock market?

A. Sharp changes in any of its variables could make the model turn bullish. The clearest plus, however, would be a combination of cheaper stock prices and lower interest rates.

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
Profile as of December 31, 1996
-------------------------------------------

--------------------------------------------------------------------------------
                             Top Ten Stock Holdings

                           1. Safeway Inc
                           2. Equifax Inc.
                           3. Nike Inc.
                           4. Johnson & Johnson
                           5. Cardinal Health
                           6. Conseco Inc.
                           7. Praxair INc.
                           8. Staples Inc.
                           9. Chesapeake Energy Corp.
                          10. Williams Cos. Inc.

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS(1)
--------------------------------------------------------------------------------

1 Year..................................................................  15.87%
5 Years.................................................................  12.76%
Since Inception (10/1/87)...............................................  14.23%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Growth of a Hypothetical $10,000 Investment(1)

                 Value Line             Lehman
               Strategic Asset   Government/Corporate
               Management Trust       Bond Index        S&P 500 Index
               ----------------       ----------        -------------
10/1/87             10000                10000              10000
87                  9476                 10583               7745
88                  10453                11385               9010
89                  13124                13006              11836
90                  13104                14083              11456
91                  18784                16355              14931
92                  21611                17594              16065
93                  24174                19535              17673
94                  22994                18849              17897
95                  29556                22476              24582
12/31/96            34246                23128              30182

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Value Line SAM Trust, the S&P 500 Index and in the Lehman Government/Corporate Bond Index(3).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 [The following tables were represented as pie charts in the printed material]

                      Portfolio Composition by Asset Class

       December 31, 1995                              December 31, 1996
       -----------------                              -----------------
Cash & Cash Equivalents    30.0%               Cash                       22.2%
Stocks                     60.2%               Stocks                     48.0%
Bonds                       9.8%               Bonds                      29.8%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund
---------------------------------------

[Photo of Alexander M. Grant, Jr., Portfolio Manager]

Q. How did the Guardian Cash Fund perform in 1996?

A. As of December 31, 1996, the effective 7-day annualized yield for the Guardian Cash Fund was 5.05%.(1) The Fund produced a total return of 4.98% in 1996.(2) In contrast, the average Tier One money market fund, as measured by IBC Financial Data, had an effective 7-day annualized yield of 4.94% at December 31 and returned 4.90% in 1996. IBC Financial Data is a research firm that tracks money market funds.

Q. What factors affected the Fund's performance?

A. Money market funds are directly affected by the actions of the Federal Reserve Board. On January 31, 1996, the Fed lowered the Federal Funds target rate 25 basis points to 5.25%. Return figures move with the Federal Funds Rate. The Federal Funds Rate is the interest rate that member banks charge each other when they lend money overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. Uncertainty with the direction of the economy in 1996 and the strength of the stock market contributed to large daily inflows and outflows of funds in the Cash Fund. As the stock market rallied, cash was transferred by our investors to equity funds. During those times when the stock market stalled, we saw cash inflows. Another factor affecting performance was the portfolio's aver age maturity--19 days as of December 31, 1996. The average Tier One money market fund as measured by IBC Financial Data had an average maturity of 58 days.

Q. What was your investment strategy during the year?

A. The Guardian Cash Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. During 1996, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Corporation for the Fund's portfolio. As of December 31, 1996, most of the portfolio (94%) was invested in commercial paper; the balance (6%) was invested in repurchase agreements.

--------------------------------------------------------------------------------
INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE FUND SEEKS TO MAINTAIN A STABLE PRICE OF $10.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Yields are annualized historical figures and will vary as interest rates change. Effective yield assumes that income is reinvested. Past performance is not a guarantee of future results.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



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--------------------------------------------------------------------------------

---------                                                              ---------
Separate                                                               Separate
Account D                                                              Account D
---------                                                              ---------
    1                                                                      1
---------                                                              ---------

-----------------------------------------------------------------------------------------------------------------------------------
The Guardian Separate Account D
---------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

                                                                             Guardian         Guardian        Guardian
                                                                              Stock             Bond            Cash
                                                              Combined        Fund              Fund            Fund
                                                           ----------------------------------------------------------------
  FIFO Cost ...............................................          --    $1,140,661,408  $   211,290,096   $198,122,939
                                                           ================================================================
Assets

  Shares outstanding ......................................          --        35,711,264       17,174,967     19,812,294
  Net asset value per share (NAV) .........................          --             38.59            11.83          10.00
    Total Assets (Shares x NAV) ...........................$3,210,125,505   1,378,097,663      203,179,865    198,122,939
                                                           --------------  --------------  ---------------   ------------
Liabilities

  Risk charges and other liabilities ......................    15,378,641       2,273,643          324,946      9,961,891
                                                           --------------  --------------  ---------------   ------------
Net Assets--Note 3 ........................................$3,194,746,864  $1,375,824,020  $   202,854,919   $188,161,048
                                                           ==============  ==============  ===============   ============


                                                                                         Baillie                       Value Line
                                                             Gabelli        Baillie      Gifford                       Strategic
                                                             Capital        Gifford      Emerging      Value Line        Asset
                                                              Asset      International    Markets       Centurion      Management
                                                              Fund           Fund          Fund           Fund            Trust
                                                           ------------------------------------------------------------------------
  FIFO Cost ...............................................$ 43,197,579   $227,180,103  $ 32,290,657   $ 276,815,987   $605,455,942
                                                           ========================================================================
Assets

  Shares outstanding ......................................   3,888,293     15,012,622     3,404,693      12,530,329     35,602,004
  Net asset value per share (NAV) .........................       11.55          17.26         10.54           24.83          21.90
    Total Assets (Shares x NAV) ...........................  44,909,778    259,117,861    35,885,459     311,128,060    779,683,880
                                                           ------------   ------------  ------------   -------------   ------------
Liabilities

  Risk charges and other liabilities ......................     571,677        409,729        59,750         513,254      1,263,751
                                                           ------------   ------------  ------------   -------------   ------------
Net Assets--Note 3 ........................................$ 44,338,101   $258,708,132  $ 35,825,709   $ 310,614,806   $778,420,129
                                                           ============   ============  ============   =============   ============

-----------------------------------------------------------------------------------------------------------------------------------
The Guardian Separate Account D
---------------------------------------

COMBINED STATEMENT OF OPERATIONS
Year Ended December 31, 1996
                                                                                   Guardian         Guardian        Guardian
                                                                                    Stock             Bond            Cash
                                                                    Combined        Fund              Fund            Fund
                                                                 ---------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ......................................  $   55,218,369  $   16,806,457  $    12,401,803   $  9,253,278
  Expenses-- Note 4:
    Mortality and expense risk charges ........................      33,507,260      13,644,687        2,342,547      2,493,794
                                                                 --------------  --------------  ---------------   ------------
  Net investment income/(expense) .............................      21,711,109       3,161,770       10,059,256      6,759,484
                                                                 --------------  --------------  ---------------   ------------

Realized and Unrealized Gain/(Loss) from Investments
    Realized gain/(loss) from investments:

    Net realized gain/(loss) from sale of investments .........      65,086,787      38,500,177         (689,178)          --
    Reinvested realized gain distributions ....................     221,656,687     149,892,295             --             --
                                                                 --------------  --------------  ---------------   ------------
    Net realized gain/(loss) on investments ...................     286,743,474     188,392,472         (689,178)          --
                                                                 --------------  --------------  ---------------   ------------
  Unrealized appreciation/(depreciation) of investments:

    End of year ...............................................     475,110,794     237,436,255       (8,110,231)          --
    Beginning of year .........................................     339,848,739     166,241,621       (1,829,312)          --
                                                                 --------------  --------------  ---------------   ------------
    Change in unrealized appreciation/(depreciation) ..........     135,262,055      71,194,634       (6,280,919)          --
                                                                 --------------  --------------  ---------------   ------------
  Net realized and unrealized gain/(loss) from investments ....     422,005,529     259,587,106       (6,970,097)          --
                                                                 --------------  --------------  ---------------   ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations  $  443,716,638  $  262,748,876  $     3,089,159   $  6,759,484
                                                                 ==============  ==============  ===============   ============

                                                                                          Baillie                      Value Line
                                                               Gabelli       Baillie      Gifford                      Strategic
                                                               Capital       Gifford      Emerging     Value Line        Asset
                                                                Asset     International    Markets      Centurion      Management
                                                                Fund          Fund          Fund          Fund            Trust
                                                             ----------------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ................................... $     81,115  $  3,514,844  $         --  $   1,244,297   $ 11,916,575
  Expenses-- Note 4:
    Mortality and expense risk charges .....................      462,263     2,602,507       302,853      3,265,446      8,393,163
                                                             ------------  ------------  ------------  -------------   ------------
  Net investment income/(expense) ..........................     (381,148)      912,337      (302,853)    (2,021,149)     3,523,412
                                                             ------------  ------------  ------------  -------------   ------------

Realized and Unrealized Gain/(Loss) from Investments
    Realized gain/(loss) from investments:

    Net realized gain/(loss) from sale of investments ......      834,423     6,381,513     1,355,008      9,510,921      9,193,923
    Reinvested realized gain distributions .................    1,249,171     3,368,980          --       32,040,657     35,105,584
                                                             ------------  ------------  ------------  -------------   ------------
    Net realized gain/(loss) on investments ................    2,083,594     9,750,493     1,355,008     41,551,578     44,299,507
                                                             ------------  ------------  ------------  -------------   ------------
  Unrealized appreciation/(depreciation) of investments:

    End of year ............................................    1,712,199    31,937,758     3,594,802     34,312,073    174,227,938
    Beginning of year ......................................      538,243    11,551,715       116,434     35,144,059    128,085,979
                                                             ------------  ------------  ------------  -------------   ------------
    Change in unrealized appreciation/(depreciation) .......    1,173,956    20,386,043     3,478,368       (831,986)    46,141,959
                                                             ------------  ------------  ------------  -------------   ------------
  Net realized and unrealized gain/(loss) from investments .    3,257,550    30,136,536     4,833,376     40,719,592     90,441,466
                                                             ------------  ------------  ------------  -------------   ------------
Net Increase/(Decrease) in Net Assets Resulting from
  Operations ............................................... $  2,876,402  $ 31,048,873  $  4,530,523  $  38,698,443   $ 93,964,878
                                                             ============  ============  ============  =============   ============

                        See notes to financial statements

------------------------------------------------------------------------------------------------------------------------------------


                                    24 & 25

---------                                                              ---------
Separate                                                               Separate
Account D                                                              Account D
---------                                                              ---------
    1                                                                      1
---------                                                              ---------

------------------------------------------------------------------------------------------------------------------------------------
The Guardian Separate Account D
---------------------------------------

COMBINED STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1995 and 1996

                                                                                         Guardian       Guardian       Guardian
                                                                                           Stock          Bond           Cash
                                                                       Combined            Fund           Fund           Fund
                                                                   ----------------------------------------------------------------
----------------------------------------
1995 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ...............................  $    19,707,706  $     1,564,894  $   9,886,652   $   7,345,954
  Net realized gain/(loss) from sale of investments .............       42,012,933       16,036,940        294,696            --
  Reinvested realized gain distributions ........................       60,487,322       41,892,141           --              --
  Change in unrealized appreciation/(depreciation) of investments      328,133,298      149,272,232     16,995,664            --
                                                                   ---------------  ---------------  -------------   -------------
  Net increase/(decrease) resulting from operations .............      450,341,259      208,766,207     27,177,012       7,345,954
                                                                   ---------------  ---------------  -------------   -------------
--------------------------
1995 Contract Transactions
--------------------------
  Net contract purchase payments ................................      369,698,658      144,822,173     23,949,764      72,143,019
  Transfer between/within separate accounts .....................          295,000       55,184,318     11,122,356     (62,730,388)
  Administrative charges -- Note 4 ..............................       (2,053,325)        (773,797)      (160,067)       (109,917)
  Redemptions and annuity benefits ..............................     (128,119,230)     (40,080,339)   (13,679,831)    (19,332,792)
                                                                   ---------------  ---------------  -------------   -------------
  Net increase/(decrease) from contract transactions ............      239,821,103      159,152,355     21,232,222     (10,030,078)
                                                                   ---------------  ---------------  -------------   -------------
Actuarial Increase in Reserves for Contracts in Payment Period ..           58,225           20,278          6,316           3,406
                                                                   ---------------  ---------------  -------------   -------------
Total Increase/(Decrease) in Net Assets .........................      690,220,587      367,938,840     48,415,550      (2,680,718)
  Net Assets at December 31, 1994 ...............................    1,741,656,905      580,396,627    158,018,974     177,402,568
                                                                   ---------------  ---------------  -------------   -------------
  Net Assets at December 31, 1995 ...............................  $ 2,431,877,492  $   948,335,467  $ 206,434,524   $ 174,721,850
                                                                   ===============  ===============  =============   =============
----------------------------------------
1996 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ...............................  $    21,711,109  $     3,161,770  $  10,059,256   $   6,759,484
  Net realized gain/(loss) from sale of investments .............       65,086,787       38,500,177       (689,178)           --
  Reinvested realized gain distributions ........................      221,656,687      149,892,295           --              --
  Change in unrealized appreciation/(depreciation) of investments      135,262,055       71,194,634     (6,280,919)           --
                                                                   ---------------  ---------------  -------------   -------------
  Net increase/(decrease) resulting from operations .............      443,716,638      262,748,876      3,089,159       6,759,484
                                                                   ---------------  ---------------  -------------   -------------
--------------------------
1996 Contract Transactions
--------------------------
  Net contract purchase payments ................................      494,020,821      199,420,240     26,716,860      79,795,200
  Transfer between/within separate accounts .....................          354,889       25,123,972    (14,688,746)    (45,494,367)
  Administrative charges -- Note 4 ..............................       (2,379,092)        (991,077)      (163,975)       (117,388)
  Redemptions and annuity benefits ..............................     (172,936,761)     (58,837,567)   (18,551,886)    (27,508,682)
                                                                   ---------------  ---------------  -------------   -------------
  Net increase/(decrease) from contract transactions ............      319,059,857      164,715,568     (6,687,747)      6,674,763
                                                                   ---------------  ---------------  -------------   -------------
Actuarial Increase in Reserves for Contracts in Payment Period ..           92,877           24,109         18,983           4,951
                                                                   ---------------  ---------------  -------------   -------------
Total Increase/(Decrease) in Net Assets .........................      762,869,372      427,488,553     (3,579,605)     13,439,198
  Net Assets at December 31, 1995 ...............................    2,431,877,492      948,335,467    206,434,524     174,721,850
                                                                   ---------------  ---------------  -------------   -------------
  Net Assets at December 31, 1996 -- Note 3 .....................  $ 3,194,746,864  $ 1,375,824,020  $ 202,854,919   $ 188,161,048
                                                                   ===============  ===============  =============   =============

                                                                                                    Baillie
                                                                      Gabelli        Baillie        Gifford
                                                                      Capital        Gifford        Emerging
                                                                       Asset      International      Markets
                                                                       Fund           Fund            Fund
                                                                  ---------------------------------------------
----------------------------------------
1995 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ...............................  $    (40,532)  $   1,228,347   $    128,073
  Net realized gain/(loss) from sale of investments .............       204,283      10,981,610       (379,448)
  Reinvested realized gain distributions ........................       221,712       8,917,484           --
  Change in unrealized appreciation/(depreciation) of investments       538,243      (1,716,086)       461,670
                                                                   ------------   -------------   ------------
  Net increase/(decrease) resulting from operations .............       923,706      19,411,355        210,295
                                                                   ------------   -------------   ------------
--------------------------
1995 Contract Transactions
--------------------------
  Net contract purchase payments ................................    13,565,796      22,490,039      4,332,030
  Transfer between/within separate accounts .....................     8,918,601     (27,230,808)     2,973,199
  Administrative charges -- Note 4 ..............................        (2,745)       (202,669)        (8,505)
  Redemptions and annuity benefits ..............................      (200,520)    (10,652,654)      (405,448)
                                                                   ------------   -------------   ------------
  Net increase/(decrease) from contract transactions ............    22,281,132     (15,596,092)     6,891,276
                                                                   ------------   -------------   ------------
Actuarial Increase in Reserves for Contracts in Payment Period ..          --             8,525           --
                                                                   ------------   -------------   ------------
Total Increase/(Decrease) in Net Assets .........................    23,204,838       3,823,788      7,101,571
  Net Assets at December 31, 1994 ...............................          --       205,599,176      5,325,934
                                                                   ------------   -------------   ------------
  Net Assets at December 31, 1995 ...............................  $ 23,204,838   $ 209,422,964   $ 12,427,505
                                                                   ============   =============   ============
----------------------------------------
1996 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ...............................  $   (381,148)  $     912,337   $   (302,853)
  Net realized gain/(loss) from sale of investments .............       834,423       6,381,513      1,355,008
  Reinvested realized gain distributions ........................     1,249,171       3,368,980           --
  Change in unrealized appreciation/(depreciation) of investments     1,173,956      20,386,043      3,478,368
                                                                   ------------   -------------   ------------
  Net increase/(decrease) resulting from operations .............     2,876,402      31,048,873      4,530,523
                                                                   ------------   -------------   ------------
--------------------------
1996 Contract Transactions
--------------------------
  Net contract purchase payments ................................    14,490,586      28,134,764      7,280,697
  Transfer between/within separate accounts .....................     5,336,300       1,944,494     12,647,826
  Administrative charges -- Note 4 ..............................       (21,883)       (197,015)       (19,664)
  Redemptions and annuity benefits ..............................    (1,548,142)    (11,646,242)    (1,041,178)
                                                                   ------------   -------------   ------------
  Net increase/(decrease) from contract transactions ............    18,256,861      18,236,001     18,867,681
                                                                   ------------   -------------   ------------
Actuarial Increase in Reserves for Contracts in Payment Period ..          --               294           --
                                                                   ------------   -------------   ------------
Total Increase/(Decrease) in Net Assets .........................    21,133,263      49,285,168     23,398,204
  Net Assets at December 31, 1995 ...............................    23,204,838     209,422,964     12,427,505
                                                                   ------------   -------------   ------------
  Net Assets at December 31, 1996 -- Note 3 .....................  $ 44,338,101   $ 258,708,132   $ 35,825,709
                                                                   ============   =============   ============

                                                                                    Value Line
                                                                                     Strategic
                                                                     Value Line        Asset
                                                                     Centurion       Management
                                                                        Fund           Trust
                                                                  ------------------------------
----------------------------------------
1995 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ...............................  $  (1,457,274)  $   1,051,592
  Net realized gain/(loss) from sale of investments .............      6,000,336       8,874,516
  Reinvested realized gain distributions ........................      4,761,142       4,694,843
  Change in unrealized appreciation/(depreciation) of investments     48,722,230     113,859,345
                                                                   -------------   -------------
  Net increase/(decrease) resulting from operations .............     58,026,434     128,480,296
                                                                   -------------   -------------
--------------------------
1995 Contract Transactions
--------------------------
  Net contract purchase payments ................................     26,256,915      62,138,922
  Transfer between/within separate accounts .....................     15,756,035      (3,698,313)
  Administrative charges -- Note 4 ..............................       (198,953)       (596,672)
  Redemptions and annuity benefits ..............................    (10,998,445)    (32,769,201)
                                                                   -------------   -------------
  Net increase/(decrease) from contract transactions ............     30,815,552      25,074,736
                                                                   -------------   -------------
Actuarial Increase in Reserves for Contracts in Payment Period ..          4,648          15,052
                                                                   -------------   -------------
Total Increase/(Decrease) in Net Assets .........................     88,846,634     153,570,084
  Net Assets at December 31, 1994 ...............................    145,559,769     469,353,857
                                                                   -------------   -------------
  Net Assets at December 31, 1995 ...............................  $ 234,406,403   $ 622,923,941
                                                                   =============   =============
----------------------------------------
1996 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ...............................  $  (2,021,149)  $   3,523,412
  Net realized gain/(loss) from sale of investments .............      9,510,921       9,193,923
  Reinvested realized gain distributions ........................     32,040,657      35,105,584
  Change in unrealized appreciation/(depreciation) of investments       (831,986)     46,141,959
                                                                   -------------   -------------
  Net increase/(decrease) resulting from operations .............     38,698,443      93,964,878
                                                                   -------------   -------------
--------------------------
1996 Contract Transactions
--------------------------
  Net contract purchase payments ................................     42,251,208      95,931,266
  Transfer between/within separate accounts .....................      9,286,991       6,198,419
  Administrative charges -- Note 4 ..............................       (234,347)       (633,743)
  Redemptions and annuity benefits ..............................    (13,798,176)    (40,004,888)
                                                                   -------------   -------------
  Net increase/(decrease) from contract transactions ............     37,505,676      61,491,054
                                                                   -------------   -------------
Actuarial Increase in Reserves for Contracts in Payment Period ..          4,284          40,256
                                                                   -------------   -------------
Total Increase/(Decrease) in Net Assets .........................     76,208,403     155,496,188
  Net Assets at December 31, 1995 ...............................    234,406,403     622,923,941
                                                                   -------------   -------------
  Net Assets at December 31, 1996 -- Note 3 .....................  $ 310,614,806   $ 778,420,129
                                                                   =============   =============

                        See notes to financial statements

------------------------------------------------------------------------------------------------------------------------------------


                                    26 & 27

---------
Separate
Account D
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account D
---------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

----------------------
Note 1 -- Organization
----------------------

     The Guardian Separate Account D (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on August 23, 1989 and commenced operations on January 16, 1990. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account, or to The Guardian Real Estate Account (GREA) or to the Fixed Rate Option (FRO), as selected by the contractowner. GREA is another separate investment account established by GIAC. Amounts allocated to the FRO are maintained by GIAC in its general account. The contractowner may transfer his or her contract value among the eight investment options within the Account, GREA or the FRO. The eight investment options of the Account correspond to the following underlying mutual funds in which the investment option invests:
The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), the Gabelli Capital Asset Fund (GCAF), the Baillie Gifford International Fund (BGIF), the Baillie Gifford Emerging Markets Fund (BGEMF), the Value Line Centurion Fund, Inc. and the Value Line Strategic Asset Management Trust (collectively, the Funds and individually, a Fund). A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

     GSF, GBF and GCF each has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. GCAF has a management agreement with GISC. BGIF and BGEMF each has an investment advisory agreement with Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

     Between January 22, 1991 and March 14, 1991, GIAC allocated $10,000,000 from its general account funds to the Account and invested it in BGIF to facilitate the commencement of BGIF's operations. On September 13, 1994, Guardian Life contributed $20,000,000 to BGEMF to facilitate the commencement of BGEMF's operations. On May 1, 1995, GIAC contributed $100,000 to GCAF to facilitate the commencement of its operations.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

     The following is a summary of significant accounting policies of the Account.

Investments

     (a) Net proceeds of payments made by contract-owners to the Account are invested by the Account's investment divisions in shares of the corresponding Funds at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

     (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

     (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

     (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

--------------------------------------------------------------------------------

                                                                       ---------
                                                                        Separate
                                                                       Account D
                                                                       ---------
                                                                           1
                                                                       ---------
--------------------------------------------------------------------------------

     During the years ended December 31, 1996 and December 31, 1995, purchases and sales of shares of the Funds were as follows:

The Guardian Separate Account D           Purchases     Purchases       Sales          Sales
                                         December 31,  December 31,  December 31,  December 31,
                                             1996          1995          1996           1995
                                       --------------  ------------  ------------  ------------
Guardian Stock Fund .................  $  414,806,486  $245,532,032  $ 95,636,165  $ 42,581,076
Guardian Bond Fund ..................      42,270,607    52,869,587    38,631,551    21,816,791
Guardian Cash Fund ..................     213,940,697   147,254,631   196,526,656   148,295,462
Gabelli Capital Asset Fund ..........      28,146,244    26,627,907     8,559,097     4,056,180
Baillie Gifford International Fund ..      58,393,206    53,162,151    35,551,380    59,085,582
Baillie Gifford Emerging Markets Fund      28,906,514     9,800,676    10,288,834     2,780,143
Value Line Centurion Fund ...........     118,917,188    79,147,619    50,970,558    45,072,721
Value Line SAM Trust ................     124,788,645    55,819,078    23,608,432    25,182,379
                                       --------------  ------------  ------------  ------------
    Total ...........................  $1,030,169,587  $670,213,681  $459,772,673  $348,870,334
                                       ==============  ============  ============  ============

Federal Income Taxes

     The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

     Under tax law, no federal income taxes are payable by GIAC with respect to the operations of the account.

Annuity Reserves

     Annuity reserves are computed for currently payable contracts according to the 1971 Individual Annuity Mortality Table and the 1983 Individual Annuity Table. The assumed interest rate is 4.0%. Charges to annuity reserves for mortality and expense risk experience are reimbursed to GIAC if the reserves required are less than originally estimated. If additional reserves are required, GIAC reimburses the Account.

Other Matters

     The amount retained by GIAC in the Account is comprised of amounts which GIAC allocated to the Account to facilitate the commencement of operations of the Account and certain of the Funds, as well as amounts accruing to GIAC from the operations of the Account. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

---------------------------------------
Note 3 -- Net Assets, December 31, 1996
---------------------------------------

                                                                Accumulation       Total
                                                Units Owned      Unit Value     Unit Value
                                                -----------      ----------     ----------
Tax-Qualified Accounts:
The Guardian Stock Fund, Inc. .............    27,746,819.963    $27.313449    $757,861,352
The Guardian Bond Fund, Inc. ..............     6,810,308.622     15.960396     108,695,222
The Guardian Cash Fund, Inc. ..............     7,321,875.811     12.785111      93,610,995
Gabelli Capital Asset Fund ................     1,933,134.321     11.797549      22,806,247
Baillie Gifford International Fund ........     8,047,579.070     16.012486     128,861,747
Baillie Gifford Emerging Markets Fund .....     1,522,783.731     10.626424      16,181,746
Value Line Centurion Fund, Inc. ...........     5,667,373.321     28.096610     159,233,978
Value Line Strategic Asset Management Trust    18,177,711.294     24.854247     451,793,326

--------------------------------------------------------------------------------

---------
Separate
Account D
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account D
---------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

                                                                Accumulation       Total
                                                Units Owned      Unit Value     Unit Value
                                                -----------      ----------     ----------
Non-Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. ...........   22,529,110.496      27.313449     615,347,711
   The Guardian Bond Fund, Inc. ............    5,852,775.651      15.960396      93,412,617
   The Guardian Cash Fund, Inc. ............    7,380,883.481      12.785111      94,365,415
   Gabelli Capital Asset Fund ..............    1,814,916.214      11.797549      21,411,563
   Baillie Gifford International Fund ......    7,047,240.536      16.012486     112,843,840
   Baillie Gifford Emerging Markets Fund ...    1,848,595.949      10.626424      19,643,964
   Value Line Centurion Fund, Inc. .........    5,376,866.675      28.096610     151,071,726
   Value Line Strategic Asset Management
     Trust .................................   13,034,700.260      24.854247     323,967,660
                                                                              --------------
                                                                               3,171,109,109
   Contracts receiving annuity payments                                            6,935,850
   Interest of GIAC in separate account.....                                      16,701,905
                                                                              --------------
     Total Net Assets.......................                                  $3,194,746,864
                                                                              ==============

NOTE: In some instances the calculation of total assets may not agree due to rounding.

--------------------------------------
Note 4 -- Administrative and Mortality
          and Expense Risk Charges
--------------------------------------

Contractual charges paid to GIAC include:

     (1) a fixed annual contract fee of $35 is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC's administrative expenses;

     (2) a charge for mortality and expense risk is computed daily and is equal to an annual rate of 1.15% of the average daily net assets applicable to contractowners;

     (3) contingent deferred sales charges on certain partial or total surrenders. These charges are assessed against redemptions and paid to GIAC during the first seven contract years for a Single Purchase Payment Contract. For a Flexible Purchase Payment Contract, each payment is subject to a contingent deferred sales charge for seven years; and

     (4) a charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

     Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

--------------------------------------------------------------------------------
Note 5 -- Accumulation Unit Values for the Current Year End and the Four Prior Year Ends for Both Qualified and Non-Qualified Accounts
--------------------------------------------------------------------------------


                                       December 31,  December 31,  December 31,  December 31,  December 31,
                                           1996         1995          1994          1993          1992
                                        ----------    ----------   ----------    ----------    ----------
The Guardian Stock Fund, Inc.           $27.313449    $21.774794   $16.358812    $16.762756    $14.136306
The Guardian Bond Fund, Inc.             15.960396     15.694939    13.502913     14.148558     13.029142
The Guardian Cash Fund, Inc.             12.785111     12.319068    11.808794     11.506661     11.340994
Gabelli Capital Asset Fund               11.797549     10.750707           --            --            --
Baillie Gifford International Fund       16.012486     14.035634    12.765807     12.802570      9.662405
Baillie Gifford Emerging Markets Fund    10.626424      8.628815     8.782325            --            --
Value Line Centurion Fund, Inc.          28.096610     24.224164    17.494618     18.098849     16.765815
Value Line Strategic Asset
   Management Trust                      24.854247     21.700306    17.078883     18.163921     16.427405

--------------------------------------------------------------------------------

                                                                       ---------
                                                                        Separate
                                                                       Account D
                                                                       ---------
                                                                           1
                                                                       ---------
--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and the Contractowners of The Guardian Separate Account D, "Guardian Investor"

In our opinion, the accompanying statement of assets and liabilities and the related combined statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the investment divisions relating to Guardian Stock Fund, Guardian Bond Fund, Guardian Cash Fund, Gabelli Capital Asset Fund, Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund, Value Line Centurion Fund and Value Line Strategic Asset Management Trust (constituting The Guardian Separate Account D, "Guardian Investor", hereafter referred to as the "Separate Account") at December 31, 1996, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP


PRICE WATERHOUSE LLP
New York, New York
February 11, 1997

--------------------------------------------------------------------------------

----------------
  The Guardian
Stock Fund, Inc.
----------------
       2
----------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1996

----------------------
COMMON STOCKS -- 94.2%
----------------------

   Shares                                              Value
------------------------------------------------------------

Aerospace and Defense -- 5.1%
    244,524 Boeing Co.                        $   26,011,198
     77,025 Lockheed Martin Corp.                  7,047,788
    276,400 Logicon, Inc.                         10,088,600
    702,000 McDonnell Douglas Corp.               44,928,000
    201,750 Precision Castparts Corp.             10,011,844
     95,800 Rockwell Int'l. Corp.                  5,831,825
     64,000 Sundstrand Corp.                       2,720,000
     11,900 Trinity Industries, Inc.*                448,166
     83,000 United Technologies Corp.              5,478,000
                                                 112,565,421
                                              --------------

Air Transportation -- 0.3%
     69,800 AMR Corp. Del*                         6,151,125
                                              --------------

Appliance and Furniture -- 0.1%
     99,000 Furniture Brands Int'l., Inc.*         1,386,000
     25,000 Herman Miller, Inc.                    1,415,625
                                              --------------
                                                   2,801,625
                                              --------------

Automotive -- 0.7%
    464,200  Ford Motor Co. DE*                   14,796,375
                                              --------------

Biotechnology -- 0.2%
     93,600 Amgen, Inc.*                           5,089,500
                                              --------------

Building Materials and Homebuilders -- 0.9%
     18,000 Armstrong World Inds., Inc.*           1,251,000
     35,500 Centex Corp.*                          1,335,688
    137,000 Coachmen Industries, Inc.              3,887,375
     14,400 Del Webb Corp.                           235,800
     87,000 Fleetwood Enterprises, Inc.            2,392,500
     57,000 Kaufman & Broad Home Corp.*              733,875
     88,300 Lennar Corp.*                          2,406,175
     60,000 McGrath Rent Corp.                     1,545,000
    100,000 Oakwood Homes Corp.*                   2,287,500
     33,600 Pulte Corp.*                           1,033,200
     34,100 Sherwin-Williams Co.*                  1,909,600
     23,000 U.S. Home Corp.*                         598,000
     20,700 Vulcan Materials Co.                   1,260,112
                                              --------------
                                                  20,875,825
                                              --------------

Capital Goods-Miscellaneous Technology -- 1.1%
     79,650 Martin Marietta Materials, Inc.        1,851,862
    116,500 Minesotta Mining & Mfg. Co.            9,654,937
    188,475 Paychex, Inc.                          9,694,683
     60,400 Rexel, Inc.*                             958,850
     43,200 Schuller Corp.                           459,000
                                              --------------
                                                  22,619,332
                                              --------------

Capital Goods-Technology-Telecommunications --   0.1%
     14,500 Harris Corp. DE                          995,063
     47,800 Network Equip. Technologies*             788,700
                                              --------------
                                                   1,783,763
                                              --------------

Chemicals -- 2.5%
     60,000 Avery Dennison Corp.                   2,122,500
    141,000 Cambrex Corp.                          4,617,750
    424,200 E.I.Dupont De Nemours, Inc.           40,033,875
    102,000 PPG Industries, Inc.                   5,724,750
     40,000 Rohm & Haas Co.*                       3,265,000
                                              --------------
                                                  55,763,875
                                              --------------

Computer Software -- 3.5%
    107,800 BMC Software, Inc.*                    4,460,225
     32,400 Cadence Design Systems, Inc.*          1,287,900
    272,250 Computer Associates Int'l., Inc.      13,544,437
     43,100 Compuware Corp.*                       2,160,387
    308,900 Electronic Data Systems Corp.         13,359,925
     56,000 Fair Isaac & Co., Inc.                 2,191,000
    380,000 Microsoft Corp.*                      31,397,500
     34,000 OneWave, Inc.*                           265,625
     94,000 Parametric Technology Corp.*           4,829,250
     87,000 Sterling Software, Inc.*               2,751,375
     69,400 SunGuard Data Systems, Inc.*           2,741,300
                                              --------------
                                                  78,988,924
                                              --------------

Computer Systems -- 2.9%
    332,000 Cisco Systems, Inc.*                  21,123,500
     94,900 Compaq Computer Corp.*                 7,046,325
    100,300 Computervision Corp.*                    927,775
     33,000 Diebold, Inc.                          2,074,875
     51,000 Health Mgmt.  Systems, Inc.*             714,000
     77,000 Imation Corp.*                         2,165,625
     90,000 Lexmark Int'l. Group, Inc.*            2,486,250
      8,300 Mylex Corp.*                             103,750
    115,000 Pitney Bowes, Inc.*                    6,267,500
     87,000 SCI Systems, Inc.*                     3,882,375


                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                  The Guardian
                                                                Stock Fund, Inc.
                                                                ----------------
                                                                       2
                                                                ----------------

--------------------------------------------------------------------------------

   Shares                                              Value
------------------------------------------------------------

    297,000 Storage Technology Corp.*         $   14,144,625
    102,800 Sun Microsystems, Inc.*                2,640,675
     90,000 Tandem Computers, Inc.*                1,237,500
                                              --------------
                                                  64,814,775
                                              --------------

Coal -- 0.0%
     33,000 Eastern Enterprises                    1,167,375
                                              --------------

Conglomerates -- 1.8%
    102,900 Allied Signal, Inc.                    6,894,300
    149,800 Loews Corp.                           14,118,650
     73,500 Tenneco, Inc.*                         3,316,688
    155,000 Textron, Inc.                         14,608,750
                                              --------------
                                                  38,938,388
                                              --------------

Cosmetics and Toiletries -- 0.7%
     12,000 Alberto-Culver Co.*                      495,000
    198,500 Gillette Co.                          15,433,375
     30,400 Helen of Troy Ltd.*                      668,800
                                              --------------
                                                  16,597,175
                                              --------------

Drugs and Hospitals -- 12.3%
    287,800 Abbott Labs.                          14,605,850
     99,660 Allegiance Corp.                       2,753,108
    460,700 American Home Products Corp.          27,008,538
     48,300 Baxter International, Inc.             1,980,300
     44,200 Becton Dickinson & Co.                 1,917,175
    343,300 Bristol-Myers Squibb Corp.            37,333,875
    144,748 Eli Lilly & Co., Inc.                 10,566,604
     89,400 Genesis Health Ventures, Inc.*         2,782,575
    175,986 Guidant Corp.                         10,031,202
     88,000 Integrated Health Services, Inc.       2,145,000
    954,800 Johnson & Johnson                     47,501,300
    136,400 Kinetic Concepts, Inc.                 1,670,900
     53,700 Manor Care, Inc.*                      1,449,900
    121,600 Mariner Health Group, Inc.*            1,018,400
    613,500 Merck & Co., Inc.                     48,619,875
     90,000 Old Republic Int'l. Corp.*             2,407,500
    323,000 Pfizer, Inc.                          26,768,625
    225,700 Schering-Plough Corp.                 14,614,075
     44,000 Sun Healthcare Group, Inc.*              594,000
     12,000 Unitrin, Inc.                            669,000
    362,000 Universal Health Services, Inc.*      10,362,250
     73,200 Warner-Lambert Co.                     5,490,000
                                              --------------
                                                 272,290,052
                                              --------------

Electrical Equipment -- 3.1%
    128,400 Emerson Electric Co.                  12,422,700
    580,000 General Electric Co.                  57,347,500
                                              --------------
                                                  69,770,200
                                              --------------

Electronics and Instruments -- 0.4%
     64,400 Analogic Corp.                         2,157,400
     13,900 Ascend Communications, Inc.*             863,538
     29,400 Dynatech Corp.*                        1,300,950
     42,600 Intergraph Corp.*                        436,650
     30,700 Sanmina Corp.*                         1,734,550
     34,200 Solectron Corp.*                       1,825,425
                                              --------------
                                                   8,318,513
                                              --------------

Entertainment -- 0.1%
    191,000 Galoob Toys, Inc.*                     2,674,000
                                              --------------

Energy-Miscellaneous -- 0.5%
    192,500 Giant Industries, Inc.                 2,695,000
    237,430 Holly Corp.                            6,351,252
     84,000 Howell Corp.                           1,254,750
                                              --------------
                                                  10,301,002
                                              --------------

Financial-Banks -- 10.7%
    158,200 Banc One Corp.                         6,802,600
     30,000 Bancorp Hawaii, Inc.                   1,260,000
    278,400 BankAmerica Corp.                     27,770,400
    171,000 Bank of Boston Corp.                  10,986,750
    146,000 Barnett Banks, Inc.                    6,004,250
     50,000 Central & Southern Hldgs. Co.            587,500
    308,568 Chase Manhattan Corp.                 27,539,694
    517,484 Citicorp                              53,300,852
     26,100 Comerica, Inc.                         1,366,988
          3 Crestar Financial Corp.                      223
    146,300 First Bank Systems, Corp.              9,984,975
    115,800 First Chicago NBD Corp.                6,224,250
     19,900 First  Empire State Corp.              5,731,200
     30,000 First Merit Corp.                      1,065,000
    226,700 First Union Corp.                     16,775,800
     79,537 Hubco, Inc.                            1,948,647
     50,000 Mellon Bank Corp.                      3,550,000
    166,400 Nationsbank Corp.                     16,265,600
    135,060 Norwest Corp.                          5,875,110
     22,500 Provident Bancorp, Inc.*                 765,000
     36,000 Star Banc Corp.                        3,307,500


                       See notes to financial statements.

* Non-income producing security.
--------------------------------------------------------------------------------

----------------
  The Guardian
Stock Fund, Inc.
----------------
       2
----------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1996

   Shares                                              Value
------------------------------------------------------------

     58,000 State Street Boston Corp.         $    3,741,000
    564,000 Travelers Group, Inc.                 25,591,500
     22,000 UnionBanCal Corp.*                     1,166,000
     18,000 Zions Bancorp                          1,872,000
                                              --------------
                                                 239,482,839
                                              --------------

Financial-Others -- 7.1%
    160,000 American Express Co.                   9,040,000
     18,400 Countrywide Credit Inds., Inc.*          526,700
     21,666 Duff & Phelps Cr. Rating Co.             522,692
    126,800 A.G. Edwards, Inc.                     4,263,650
     64,600 Federal Home Loan Mortgage Corp.       7,114,075
    664,600 Federal National Mortgage Assn.       24,756,350
     18,000 Financial Sec. Assur. Hldgs Ltd.         591,750
    516,000 First USA, Inc.                       17,866,500
     96,000 Franklin Resources, Inc.               6,564,000
    655,600 Green Tree Financial Corp.            25,322,550
    169,000 Jefferies Group, Inc.                  6,823,375
     94,000 McDonald & Co. Investments, Inc.       3,266,500
    251,100 Merrill Lynch & Co., Inc.             20,464,650
     82,100 J.P. Morgan & Co., Inc.                8,015,012
    256,050 Morgan Keegan, Inc.                    4,384,856
     36,000 Morgan Stanley Group., Inc.            2,056,500
    153,825 Raymond James Financial, Inc.          4,633,978
    119,700 Salomon, Inc.*                         5,640,863
    200,000 Charles Schwab Corp.                   6,400,000
                                              --------------
                                                 158,254,001
                                              --------------

Financial-Thrift -- 3.2%
     67,200 Astoria Financial Corp.                2,478,000
    270,400 California Federal Bancorp, Inc.*      6,624,800
    155,400 Charter One Financial, Inc.            6,526,800
      7,800 Citfed Bancorp, Inc.*                    257,400
     66,000 Coastal Bancorp, Inc.                  1,509,750
    243,600 Collective Bancorp, Inc.               8,556,450
     69,300 Commercial Federal Corp.               3,326,400
     55,000 Greenpoint Financial Corp.             2,598,750
    124,000 Long Island Bancorp, Inc.              4,340,000
     19,635 MAF Bancorp, Inc.                        682,316
     37,666 Pacific Crest Capital, Inc.*             433,159
    123,543 Progressive Bank, Inc.                 2,810,603
    528,441 Sovereign Bancorp, Inc.                6,935,787
    167,800 Standard Fed. Bancorp.                 9,543,625
    318,766 TCF Financial Corp.                   13,866,321
                                              --------------
                                                  70,490,161
                                              --------------

Food, Beverage and Tobacco -- 4.7%
    343,600 Anheuser Busch Cos., Inc.             13,744,000
    110,000 Archer-Daniels-Midland Co.             2,420,000
    102,000 Campbell Soup Co.                      8,185,500
     99,000 Coca Cola Co.                          4,801,500
     93,600 ConAgra, Inc.                          4,656,600
      6,872 Earthgrains Co.                          359,062
     75,000 Great Atlantic & Pacific Tea, Inc.*    2,390,625
     56,000 Hershey Foods Corp.                    2,450,000
     41,000 Interstate Bakeries Corp.*             2,014,125
    424,800 Philip Morris Cos., Inc.              47,843,100
     60,400 Ralston-Purina Group                   4,431,850
     18,000 Schweitzer-Mauduit Int'l., Inc.*         569,250
     61,100 Unilever NV                           10,707,775
                                              --------------
                                                 104,573,387
                                              --------------

Footwear -- 0.4%
    146,800 Nike, Inc.                             8,771,300
                                              --------------

Hardware and Tools -- 0.3%
    187,100 Black & Decker Corp.*                  5,636,388
                                              --------------

Household Products -- 1.2%
     20,400 Clorox Co.*                            2,047,650
    108,360 Kimberly Clark Corp.                  10,321,290
    124,900 Procter & Gamble Co.                  13,426,750
                                              --------------
                                                  25,795,690
                                              --------------

Insurance -- 3.3%
    165,700 Allstate Corp.                         9,589,887
     38,000 AMBAC, Inc.                            2,522,250
     99,000 Amer. Bankers Ins. Group, Inc.         5,061,375
    136,300 Amer. Int'l. Group, Inc               14,754,475
     60,000 CMAC Investment Corp.                  2,205,000
     18,000 Enhance Finl. Svcs. Group, Inc.          657,000
     66,700 Executive Risk, Inc.                   2,467,900
     23,900 General Re Corp.                       3,770,225
     61,900 ITT Hartford Group, Inc.               4,178,250
     60,000 Jefferson Pilot Corp.                  3,397,500
     68,847 Liberty Financial Cos., Inc.           2,676,427
    108,000 MGIC Investment Corp.                  8,208,000
     45,000 Progressive Corp. OH                   3,031,875

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

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                                                                ----------------
                                                                  The Guardian
                                                                Stock Fund, Inc.
                                                                ----------------
                                                                       2
                                                                ----------------
--------------------------------------------------------------------------------

   Shares                                              Value
------------------------------------------------------------

     42,000 ReliaStar Financial Group*        $    2,425,500
    108,000 State Auto Financial Corp.             1,944,000
    108,000 Sun America, Inc.                      4,792,500
     60,000 Travelers Aetna Ppty. Cas. Corp.       2,122,500
                                              --------------
                                                  73,804,664
                                              --------------

Lodging -- 0.2%
    298,000 Prime Hospitality Corp.*               4,805,250
                                              --------------

Machinery and Equipment -- 1.3%
    148,800 Caterpillar, Inc.                     11,197,200
     91,400 Deere & Co.                            3,713,125
     83,900 Illinois Tool Works, Inc.              6,701,512
     75,000 JLG Industries, Inc.                   1,200,000
     40,000 Robbins & Myers, Inc.                  1,000,000
    110,000 York Int'l. Corp.                      6,146,250
                                              --------------
                                                  29,958,087
                                              --------------

Merchandising-Department Stores -- 0.5%
    110,000 Carson Pirie Scott & Co.*              2,777,500
     53,000 Dollar General Corp.                   1,696,000
    497,100 K Mart Corp.*                          5,157,413
     23,000 MacFrugals Bargain Close Outs*           600,875
     18,900 Mercantile Stores, Inc.*                 933,188
                                              --------------
                                                  11,164,976
                                              --------------

Merchandising-Drugs -- 0.4%
     80,000 DS Revco, Inc.*                        2,960,000
     84,300 Value Health, Inc.*                    1,643,850
    125,000 Walgreen Co.                           5,000,000
                                              --------------
                                                   9,603,850
                                              --------------

Merchandising-Food -- 0.7%
     93,000 Kroger Co.*                            4,324,500
     61,500 Richfood Holdings, Inc.                1,491,375
    130,000 Safeway, Inc.*                         5,557,500
     86,000 Supervalu, Inc.*                       2,440,250
     41,400 Vons Cos., Inc.*                       2,478,825
                                              --------------
                                                  16,292,450
                                              --------------

Merchandising-Special -- 0.3%
    164,100 Claire Stores, Inc.                    2,133,300
     35,800 Friedmans, Inc.*                         528,050
    137,160 Host Marriott Services Corp.*          1,251,585
     60,000 Pier 1 Imports, Inc.                   1,057,500
     17,000 Ross Stores, Inc.                        850,000
     30,000 Tiffany & Co., Inc.                    1,098,750
                                              --------------
                                                   6,919,185
                                              --------------

Metals and Mining -- 0.5%
    185,000 ASARCO, Inc.*                          4,601,875
    172,800 Bethlehem Steel Corp.*                 1,555,200
     94,400 Cyprus Amax Minerals Co.*              2,206,600
     72,000 USX Steel Group*                       2,259,000
                                              --------------
                                                  10,622,675
                                              --------------

Miscellaneous-Consumer Growth Staples -- 0.4%
     93,100 Cognizant Corp.*                       3,072,300
     35,000 Interpublic Group Cos., Inc.*          1,662,500
     75,000 A.C. Nielsen Corp.*                    1,134,375
     58,000 Omnicom Group                          2,653,500
                                              --------------
                                                   8,522,675
                                              --------------

Natural Gas-Diversified -- 1.0%
    428,000 Enserch Corp.                          9,844,000
    267,600 Mitchell Energy & Dev. Corp.           5,920,650
    100,000 PanEnergy Corp.                        4,500,000
     62,000 Western Gas Res., Inc.                 1,193,500
                                              --------------
                                                  21,458,150
                                              --------------

Oil and Gas Producing -- 5.4%
    325,000 Alberta Energy Ltd.*                   7,800,000
    294,000 Apache Corp.                          10,400,250
    205,000 Basin Exploration, Inc.*               1,281,250
    340,600 Tom Brown, Inc.*                       7,110,025
    140,000 Cairn Energy USA, Inc.*                1,400,000
    304,000 Chieftain Int'l., Inc.*                7,904,000
    247,000 Devon Energy Corp.                     8,583,250
     81,800 Diamond Offshore Drilling, Inc.*       4,662,600
    500,100 Enron Oil and Gas Co.                 12,627,525
    460,000 Enserch Exploration, Inc.*             5,405,000
     61,900 Forcenergy Gas Exploration, Inc.*      2,243,875
     54,700 Petroleum Secs. Australia Ltd.*        1,244,425
    750,900 Petromet Resources Ltd.*               1,595,662
    137,600 Pogo Producing Co.                     6,501,600
  1,160,000 Ranger Oil Ltd.*                      11,455,000
    365,700 Rigel Energy Corp.*                    3,634,144
    487,520 Seagull Energy Corp.*                 10,725,440
    205,100 St. Mary Land & Exploration Co.        5,101,863
     60,700 Snyder Oil Corp.                       1,054,662


                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

----------------
  The Guardian
Stock Fund, Inc.
----------------
       2
----------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1996

   Shares                                              Value
------------------------------------------------------------

     91,385 Union Pacific Res. Group, Inc.    $    2,673,011
     94,767 United Meridian Corp.*                 4,904,192
     20,900 Vintage Petroleum, Inc.                  721,050
    220,000 Wainoco Oil Ltd.*                        687,500
                                              --------------
                                                 119,716,324
                                              --------------

Oil-Integrated-Domestic -- 1.5%
    122,600 Amoco Corp.                            9,869,300
     57,300 Atlantic Richfield Co.                 7,592,250
    185,000 Murphy Oil Corp.                      10,290,625
    460,500 Tesoro Petroleum, Inc.*                6,447,000
                                              --------------
                                                  34,199,175
                                              --------------

Oil-Integrated-International -- 5.6%
    228,800 Chevron Corp.                         14,872,000
    509,400 Exxon Corp.                           49,921,200
    112,800 Mobil Corp.                           13,789,800
    199,700 Royal Dutch Petroleum Co.             34,098,775
    121,000 Texaco, Inc.                          11,873,125
                                              --------------
                                                 124,554,900
                                              --------------

Oil and Gas Services -- 2.9%
     29,200 Cliffs  Drilling Co.*                  1,846,900
     20,000 Cooper Cameron Corp.*                  1,530,000
     74,000 ENSCO Int'l., Inc.*                    3,589,000
     95,200 Halliburton Co.                        5,735,800
    226,300 Input/Output, Inc.*                    4,186,550
    521,000 Nabors Industries, Inc.*              10,029,250
    180,000 Noble Drilling Corp.*                  3,577,500
    189,300 Offshore Logistics, Inc.*              3,667,688
     95,000 Pride Petroleum Services, Inc.*        2,208,750
    169,700 Schlumberger Ltd.                     16,948,787
    205,000 Smith Int'l., Inc.*                    9,199,375
    117,700 Varco Int'l., Inc.*                    2,721,812
                                              --------------
                                                  65,241,412
                                              --------------

Paper and Forest Products -- 1.0%
     50,000 Caraustar Industries, Inc.             1,662,500
    548,000 Rayonier, Inc.                        21,029,500
                                              --------------
                                                  22,692,000
                                              --------------

Photography -- 0.3%
     93,700 Eastman Kodak Co.                      7,519,425
                                              --------------

Publishing-News -- 0.2%
     82,500 A.H. Belo Corp.                        2,877,188
      3,700 Washington Post Co.                    1,239,962
                                              --------------
                                                   4,117,150
                                              --------------

Railroads -- 0.8%
     47,949 Burlington Northern Santa Fe           4,141,595
     72,200 Norfolk Southern Corp.*                6,317,500
    107,900 Union Pacific Corp.                    6,487,487
                                              --------------
                                                  16,946,582
                                              --------------

Semiconductor -- 2.3%
     89,500 Applied Magnetics Corp.*               2,673,813
    368,300 Intel Corp.*                          48,224,281
                                              --------------
                                                  50,898,094
                                              --------------

Textile-Apparel and Production -- 0.5%
    103,900 Fruit of the Loom, Inc.*               3,935,213
     72,600 Russell Corp.                          2,159,850
     64,000 V.F. Corp.                             4,320,000
                                              --------------
                                                  10,415,063
                                              --------------

Transportation-Miscellaneous -- 0.0%
    164,100 Maritrans, Inc.                        1,005,113
                                              --------------

Truckers -- 0.0%
     32,100 FRP Pptys., Inc.*                        818,550
                                              --------------

Utilities-Communications -- 1.1%
    128,500 Ameritech Corp.                        7,790,313
    177,000 Bellsouth Corp.                        7,146,375
    111,900 SBC Communications, Inc.               5,790,825
     60,200 Sprint Corp.                           2,400,475
     40,666 360 Communications Co.*                  940,401
                                              --------------
                                                  24,068,389
                                              --------------

Utilities-Gas and Pipeline -- 0.1%
     45,000 KN Energy, Inc.                        1,766,250
                                              --------------

TOTAL COMMON STOCKS
   (Cost $1,545,585,305)                       2,096,421,400
                                              --------------


                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

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                                                                ----------------
                                                                  The Guardian
                                                                Stock Fund, Inc.
                                                                ----------------
                                                                       2
                                                                ----------------
--------------------------------------------------------------------------------

----------------------------
REPURCHASE AGREEMENT -- 5.0%
----------------------------

  Principal                     Maturity
   Amount                         Date                 Value
------------------------------------------------------------

$111,569,000  State Street Bank & Trust
              repurchase agreement,
              dated 12/31/96, maturity
              value $111,622,460, 5.75%,
              due 1/2/97 (collateralized by
              $112,805,000 U.S. Treasury
              Notes, 6.00% due 5/31/98)
                                 1/2/97       $  111,569,000
                                              --------------

TOTAL REPURCHASE AGREEMENT
   (Cost $111,569,000)                           111,569,000
                                              --------------

TOTAL INVESTMENTS -- 99.2%
  (Cost $1,657,154,305)                        2,207,990,400

CASH, RECEIVABLES
  AND OTHER ASSETS
    LESS PAYABLES -- 0.8%                         18,737,530
                                              --------------

NET ASSETS -- 100.0%                          $2,226,727,930
                                              ==============


                       See notes to financial statements.

--------------------------------------------------------------------------------

----------------
  The Guardian
Stock Fund, Inc.
----------------
       2
----------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1996

ASSETS:
  Investments, at identified cost*            $1,657,154,305
                                              ==============

  Investments, at market                       2,096,421,400
  Repurchase agreements                          111,569,000
                                              --------------
  TOTAL INVESTMENTS                            2,207,990,400
                                              --------------

  Cash                                                   665
  Receivable for securities sold                  51,050,930
  Dividends receivable                             2,644,652
  Receivable for fund shares sold                  1,264,577
  Interest receivable                                 17,820
  Foreign tax receivable                               8,049
                                              --------------
  TOTAL ASSETS                                 2,262,977,093
                                              --------------

LIABILITIES:
  Payable for securities purchased                32,466,025
  Payable for fund shares redeemed                 1,141,897
  Accrued expenses                                   165,617
  Due to affiliates                                2,475,624
                                              --------------
  TOTAL LIABILITIES                               36,249,163
                                              --------------
    NET ASSETS                                $2,226,727,930
                                              ==============

COMPONENTS OF NET ASSETS:
  Capital Stock -- $0.10 par value
    (100,000,000 shares authorized)           $    5,770,633
  Paid-in capital                              1,624,227,228
  Accumulated net realized gain on
  investments                                     45,893,974
  Net unrealized appreciation of investments     550,836,095
                                              --------------
    NET ASSETS                                $2,226,727,930
                                              ==============

  Shares Outstanding -- $0.10 par value           57,706,328
                                              --------------

NET ASSET VALUE PER  SHARE                    $        38.59
                                              ==============


* Includes repurchase agreements.


STATEMENT OF OPERATIONS
Year Ended
December 31, 1996

Investment Income:
Income:
  Dividends                                   $   30,703,343
  Interest                                         6,072,611
                                              --------------
                                                  36,775,954
                                              --------------
    Less: Foreign tax withheld                        87,997
                                              --------------
  Total Income                                    36,687,957
                                              --------------


Expenses:
  Investment advisory fees-- Note B                9,077,501
  Custodian fees                                     224,024
  Registration fees                                  130,686
  Printing expense                                    53,912
  Audit fees                                          17,500
  Insurance expense                                   15,032
  Directors' fees-- Note B                            12,000
  Legal fees                                           5,648
  Transfer agent fees                                  3,300
  Other                                                  705
                                              --------------
  Total Expenses                                   9,540,308
                                              --------------

  Net Investment Income                       $   27,147,649
                                              --------------

Realized and Unrealized Gain/(Loss)
   on Investments -- Note D
  Net realized gain on investments            $  222,958,266
  Net change in unrealized appreciation
  of investments                                 203,188,926
                                              --------------
  Net Realized and Unrealized Gain
  on Investments                                 426,147,192
                                              --------------
  Net Increase in Net Assets Resulting
  from Operations                             $  453,294,841
                                              ==============


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                  The Guardian
                                                                Stock Fund, Inc.
                                                                ----------------
                                                                       2
                                                                ----------------
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year Ended December 31,
                                                                             1996              1995
                                                                       ---------------   ---------------
INCREASE IN NET ASSETS
  From Operations:
  Net investment income                                                $    27,147,649   $    18,773,685
  Net realized gain on investments                                         222,958,266       134,802,382
  Net change in unrealized appreciation of investments                     203,188,926       229,959,479
                                                                       ---------------   ---------------
    Net Increase in Net Assets Resulting from Operations                   453,294,841       383,535,546
                                                                       ---------------   ---------------

Distributions to Shareholders:
  Net investment income                                                    (27,352,727)      (18,757,010)
  Net realized gain on investments                                        (243,546,609)      (71,343,468)
                                                                       ---------------   ---------------
    Total Distributions to Shareholders                                   (270,899,336)      (90,100,478)
                                                                       ---------------   ---------------

From Capital Share Transactions:
  Net increase in net assets from capital share transactions-- Note E      429,061,626       282,844,511
                                                                       ---------------   ---------------
    Net Increase in Net Assets                                             611,457,131       576,279,579

Net Assets:
  Beginning of year                                                      1,615,270,799     1,038,991,220
                                                                       ---------------   ---------------
  End of year*                                                         $ 2,226,727,930   $ 1,615,270,799
                                                                       ===============   ===============
* Includes undistributed net investment income of:                                --     $        96,928


                       See notes to financial statements.

--------------------------------------------------------------------------------

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Stock Fund, Inc.
----------------
       2
----------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------


FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the years indicated:

                                                                Year Ended December 31,
                               -----------------------------------------------------------------------------------------
                               1996           1995           1994          1993         1992         1991         1990
                               ----           ----           ----          ----         ----         ----         ----
Net asset value,
  beginning
  of year ..............   $     34.72    $     27.33    $     29.00    $   25.52    $   23.28    $   17.85    $   21.39
                           -----------    -----------    -----------    ---------    ---------    ---------    ---------

Income from investment
  operations
  Net investment
    income .............          0.53           0.44           0.40         0.58         0.48         0.63         0.69
  Net realized and
    unrealized gain/
    (loss) on invest-
    ments ..............          8.62           9.01          (0.77)        4.47         3.97         5.74        (3.13)
                           -----------    -----------    -----------    ---------    ---------    ---------    ---------
  Net increase/
    (decrease) from
    investment
    operations .........          9.15           9.45          (0.37)        5.05         4.45         6.37        (2.44)
                           -----------    -----------    -----------    ---------    ---------    ---------    ---------

Distributions to
  shareholders
  Dividends from net
    investment
    income .............         (0.54)         (0.44)         (0.40)       (0.59)       (0.48)       (0.64)       (0.71)
  Distributions from
    net realized gain ..         (4.74)         (1.62)         (0.90)       (0.98)       (1.73)       (0.30)       (0.39)
                           -----------    -----------    -----------    ---------    ---------    ---------    ---------
  Total distributions ..         (5.28)         (2.06)         (1.30)       (1.57)       (2.21)       (0.94)       (1.10)
                           -----------    -----------    -----------    ---------    ---------    ---------    ---------
Net asset value, end of
  year .................   $     38.59    $     34.72    $     27.33    $   29.00    $   25.52    $   23.28    $   17.85
                           ===========    ===========    ===========    =========    =========    =========    =========
Total return* ..........         26.90%         34.65%         (1.27)%      19.96%       20.07%       35.96%      (11.85)%
                           ===========    ===========    ===========    =========    =========    =========    =========
Ratios/supplemental data:
  Net assets, end of
    year (000's
    omitted) ...........   $ 2,226,728    $ 1,615,271    $ 1,038,991    $ 869,114    $ 537,354    $ 380,962    $ 256,039
  Ratio of expenses to
    average net
    assets .............          0.53%          0.53%          0.53%        0.54%        0.55%        0.56%        0.57%
  Ratio of net invest-
    ment income to
    average net
     assets ............          1.50%          1.39%          1.49%        2.20%        2.14%        3.07%        3.66%
  Portfolio turnover
    ratio ..............            66%            78%            53%          45%          62%          51%          54%
  Average rate of
    commissions paid** .   $     0.047


                                 Year Ended December 31,
                              --------------------------------
                              1989         1988         1987
                              ----         ----         ----
Net asset value,
  beginning
  of year ..............   $   19.18    $   16.35    $   17.15
                           ---------    ---------    ---------

Income from investment
  operations
  Net investment
    income .............        0.84         0.52         0.33
  Net realized and
    unrealized gain/
    (loss) on invest-
    ments ..............        3.61         2.80         0.06
                           ---------    ---------    ---------
  Net increase/
    (decrease) from
    investment
    operations .........        4.45         3.32         0.39
                           ---------    ---------    ---------

Distributions to
  shareholders
  Dividends from net
    investment
    income .............       (0.90)       (0.49)       (0.43)
  Distributions from
    net realized gain ..       (1.34)        --          (0.76)
                           ---------    ---------    ---------
  Total distributions ..       (2.24)       (0.49)       (1.19)
                           ---------    ---------    ---------
Net asset value, end of
  year .................   $   21.39    $   19.18    $   16.35
                           =========    =========    =========
Total return* ..........       23.55%       20.37%        1.87%
                           =========    =========    =========
Ratios/supplemental data:
  Net assets, end of
    year (000's
    omitted) ...........   $ 269,950    $ 172,900    $ 139,437
  Ratio of expenses to
    average net
    assets .............        0.57%        0.61%        0.61%
  Ratio of net invest-
    ment income to
    average net
     assets ............        4.13%        2.88%        2.08%
  Portfolio turnover
    ratio ..............          38%          71%          37%
  Average rate of
    commissions paid**

* Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.
** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                  The Guardian
                                                                Stock Fund, Inc.
                                                                ----------------
                                                                       2
                                                                ----------------
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Directors and Shareholders
The Guardian Stock Fund, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Guardian Stock Fund, Inc. as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian Stock Fund, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


                                       /s/ Ernst & Young LLP

New York, New York
February 7, 1997

--------------------------------------------------------------------------------

---------------
 The Guardian
Bond Fund, Inc.
---------------
      3
---------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------


SCHEDULE OF INVESTMENTS
December 31, 1996

---------------------
ASSET BACKED -- 17.9%
---------------------

  Principal
    Amount                                             Value
------------------------------------------------------------

$14,000,000 Advanta Cr. Card Mst. Tr.,
              6.05% due 8/1/03                $   13,820,520
  6,000,000 Chemical Mst. Cr. Card Tr.,
              5.55% due 9/15/03                    5,825,580
  6,000,000 ContiMortgage Home Eq.
              Loan Tr., 6.85% due 4/15/44          6,043,080
  5,000,000 Green Tree Financial Corp.,
              6.35% due 11/15/26                   4,998,400
  5,000,000 Green Tree Financial Corp.,
              5.85% due 3/15/27                    4,832,800
  5,521,758 Green Tree Financial Corp.,
              6.10% due 4/15/27                    5,495,861
  2,500,000 Green Tree Financial Corp.,
              6.90% due 4/15/27                    2,478,900
  5,500,000 Money Store Tr.,
              6.96% due 8/15/10                    5,540,700
  4,500,000 Money Store Tr.,
              7.25% due 7/15/13                    4,567,500
  4,000,000 Olympic Automobile Rec. Tr.,
              5.95% due 11/15/99                   4,000,000
  6,000,000 UCFC Loan Tr.,
              7.18% due 1/15/25                    5,987,400
                                              --------------
TOTAL ASSET BACKED
 (Cost $64,330,354)                               63,590,741
                                              --------------

------------------------
CORPORATE BONDS -- 33.9%
------------------------

Containers -- 1.7%
$ 6,000,000 Crown, Cork and Seal Fin. Plc.,
              7.00% due 12/15/06              $    5,948,160
                                              --------------
Drugs and Hospitals-- 2.0%
  7,000,000 Rhone Poulenc SA, 6.75%,
              due 10/15/99                         7,056,770
                                              --------------
Electric Utilities -- 4.5%
  2,500,000 Consumers Power Co.,
              7.50% due 6/1/02                     2,525,100
  5,000,000 Duquesne Lt. Co. Secured Mtn.
              Bk. Ent., 6.70% due 5/15/03          4,903,800
  8,000,000 Tenaga Nasional Berhad,
              7.875% due 6/15/04                   8,414,480
                                              --------------
                                                  15,843,380
                                              --------------
Electronics -- 0.9%
 $3,000,000 Pioneer Std. Electronics, Inc.
              8.50% due 8/1/06                $    3,039,300
                                              --------------
Financial-Banks-- 2.9%
  3,000,000 Comerica, Inc.,
              7.25% due 8/1/07                     3,019,080
  4,000,000 First Union Instl.
              8.04% due 12/1/26                    3,989,000
  3,000,000 PNC Bank NA-Pittsburgh, PA,
              7.875% due 4/15/05                   3,138,900
                                              --------------
                                                  10,146,980
                                              --------------
Financial-Miscellaneous -- 7.4%
  3,500,000 Lehman Bros. Holdings, Inc.
              7.25% due 10/15/03                   3,507,420
  9,500,000 Lehman Bros., Inc.
              6.92% due 10/4/99                    9,572,200
  6,000,000 Salomon, Inc.,
              6.70% due 121/98                     6,022,680
  4,500,000 Salomon, Inc.,
              6.75% due 2/15/03                    4,407,345
  3,000,000 Salomon, Inc.,
              7.25% due 5/1/01                     3,028,380
                                              --------------
                                                  26,538,025
                                              --------------
Insurance -- 0.9%
  3,200,000 Metropolitan Life Ins. Co.,
              6.30% due 11/1/03                    3,092,032
                                              --------------
Machinery and Industrial Equipment -- 1.7%
  6,000,000 McDermott International, Inc.,
              6.57% due 4/20/98                    6,000,600
                                              --------------
Merchandising Mass -- 1.0%
  3,400,000 Wal Mart Stores, Inc.,
              8.75% due 12/29/06                   3,503,564
                                              --------------
Metals-Miscellaneous -- 1.4%
  5,000,000 BHP Fin. USA Ltd.,
              6.69% due 3/1/06                     4,888,650
                                              --------------
Miscellaneous Capital Goods-Technology -- 0.4%
  1,500,000 Northrop Grumman Corp.,
              7.75% due 3/1/16                     1,494,855
                                              --------------


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                  The Guardian
                                                                 Bond Fund, Inc.
                                                                 ---------------
                                                                       3
                                                                 ---------------

--------------------------------------------------------------------------------

  Principal
    Amount                                             Value
------------------------------------------------------------

Natural Gas-Diversified -- 0.3%
 $1,000,000 Texas Eastern Corp.,
              8.50% due 2/10/97               $    1,002,180
                                              --------------
Paper and Forest Products -- 3.6%
  7,000,000 Alco Standard Corp.,
              6.75% due 12/1/25                    6,446,230
  5,500,000 Boise Cascade Corp. Mtn.
              Bk. Ent., 9.85% due 6/15/02          6,219,785
                                              --------------
                                                  12,666,015
                                              --------------
Real Estate -- 1.7%
  4,000,000 Post Apt. Homes,
              7.25% due 10/1/03                    4,040,200
  2,000,000 Simon DeBartolo Group,
              6.875% due 11/15/06                  1,948,760
                                              --------------
                                                   5,988,960
                                              --------------
Telecommunications -- 2.0%
  7,000,000 TCI Communications,
              7.25% due 6/15/99                    7,019,740
                                              --------------
Tobacco -- 1.5%
  5,500,000 Bat Cap. Corp.,
              6.875% due 4/15/03                   5,472,995
                                              --------------
TOTAL CORPORATE BONDS
 (Cost $120,864,862)                             119,702,206
                                              --------------

----------------------------------
COMMERCIAL MORTGAGE BACKED -- 2.0%
----------------------------------

$ 4,500,000 Donaldson, Lufkin, Jenrette
              Mortgage Accep. Corp.,
              7.67% due 2/12/06               $    4,613,400
  2,500,000 Mortgage Capital Fdg.,
              7.90% due 2/15/06                    2,606,250
                                              --------------
TOTAL COMMERCIAL MORTGAGE
  BACKED
 (Cost $7,054,868)                                 7,219,650
                                              --------------

-------------------------------
MORTGAGE PASS-THROUGHS -- 15.6%
-------------------------------
$16,000,000 FNMA TBA
              7.50% due 1/25/27               $   15,996,960
  4,000,000 FNMA TBA
              8.00% due 1/25/27                    4,039,375
    571,352 FNMA Pool #068106
              8.50% due 8/1/09                       598,291
  1,085,077 FNMA Pool #068772
              8.00% due 6/1/08                     1,130,401
     12,393 FNMA Pool #072923
              8.25% due 1/1/09                        12,912
    339,738 FNMA Pool #250670
              7.00% due 9/1/11                       339,517
    995,408 FNMA Pool #250697
              7.00% due 10/1/11                      994,761
  6,185,874 FNMA Pool #324193
              7.00% due 9/1/25                     6,054,734
  6,244,201 FNMA Pool #331814
              7.00% due 12/1/25                    6,111,824
     25,159 FNMA Pool #337906
              7.00% due 5/1/11                        25,143
    412,889 FNMA Pool #347386
              7.00% due 8/1/11                       412,621
     28,818 FNMA Pool #351108
              7.00% due 8/1/11                        28,799
     69,637 FNMA Pool #352540
              7.00% due 9/1/11                        69,592
    730,717 FNMA Pool #352954
              7.00% due 8/1/11                       730,242
    231,006 FNMA Pool #354107
              7.00% due 8/1/11                       230,855
    902,245 FNMA Pool #355621
              7.00% due 9/1/11                       901,659
    226,730 FNMA Pool #358079
              7.00% due 9/1/11                       226,583
    495,292 FNMA Pool #358130
              7.00% due 9/1/11                       494,970
      7,157 GNMA Pool #000375
              11.50% due 7/20/00                       7,552
    116,483 GNMA Pool #352913
              7.50% due 5/15/24                      116,907
    487,401 GNMA Pool #368294
              7.50% due 1/15/24                      490,087
    508,313 GNMA Pool #363384
              7.50% due 2/15/24                      510,636
    107,438 GNMA Pool #369417
              7.50% due 2/15/24                      107,929
    307,740 GNMA Pool #375967
              7.50% due 1/15/24                      309,146


                       See notes to financial statements.

--------------------------------------------------------------------------------

---------------
 The Guardian
Bond Fund, Inc.
---------------
      3
---------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1996

  Principal
    Amount                                             Value
------------------------------------------------------------

$   674,719 GNMA Pool #376437
              7.50% due 3/15/24               $      677,802
    517,817 GNMA Pool #378966
              7.50% due 1/15/24                      520,183
    316,566 GNMA Pool #381252
              7.50% due 6/15/26                      316,924
  4,355,723 GNMA Pool #398991
              7.50% due 12/15/26                   4,360,645
     24,941 GNMA Pool #408194
              7.50% due 1/15/26                       24,985
     24,974 GNMA Pool #408275
              7.50% due 4/15/26                       25,003
     25,593 GNMA Pool #410325
              7.50% due 3/15/26                       25,638
  1,896,184 GNMA Pool #410896
              7.50% due 1/15/26                    1,899,521
    205,193 GNMA Pool #421100
              7.50% due 6/15/26                      205,425
     28,307 GNMA Pool #429109
              7.50% due 4/15/26                       28,339
    341,114 GNMA Pool #430117
              7.50% due 12/15/26                     341,499
    318,013 GNMA Pool #433313
              7.50% due 12/15/26                     318,372
    335,873 GNMA Pool #433316
              7.50% due 12/15/26                     336,253
    355,985 GNMA Pool #433329
              7.50% due 12/15/26                     356,387
  3,177,684 GNMA Pool #439470
              7.50% due 12/15/26                   3,181,275
    527,161 GNMA Pool #441339
              7.50% due 12/15/26                     525,611
    613,033 GNMA Pool #441939
              7.50% due 12/15/26                     611,231
    251,997 GNMA Pool #442186
              7.50% due 12/15/26                     251,256
    816,527 GNMA Pool #442193
              7.50% due 12/15/26                     814,127
    572,499 GNMA Pool #222105
              7.50% due 3/15/24                      575,115
                                              --------------
TOTAL MORTGAGE PASS-THROUGHS
 (Cost $63,744,155)                               55,337,087
                                              --------------

-------------------------------------------
MULTI CLASS MORTGAGE PASS-THROUGHS -- 12.7%
-------------------------------------------
$   198,456 Citibank, NA,
              9.50% due 8/1/16                $      202,326
  4,750,000 Citicorp Mortgage Secs., Inc.,
              6.50% due 1/25/24                    4,096,875
  5,000,000 Citicorp Mortgage Secs., Inc.,
              6.25% due 3/25/24                    4,653,100
  1,096,262 Citicorp Mortgage Secs., Inc.,
              7.75% due 11/25/06                   1,099,003
  1,330,183 Federal Home Loan Mortgage
              Corp., 4.00% due 8/15/01             1,323,107
  6,000,000 FNMA,
              6.50% due 10/25/08                   5,679,360
  2,137,994 FNMA,
              7.00% due 4/25/12                    2,133,312
 10,907,057 GE Capital Mortgage Svcs.,
              Inc., 7.00% due 3/25/26             10,460,958
  5,000,000 Residential Funding Mortgage Secs.
              Inc., 5.95% due 11/25/23             4,479,000
  1,265,539 Sears Mortgage Securities Corp.,
              6.50% due 5/25/22                    1,263,008
 10,000,000 Securitized Asset Sales, Inc.,
              7.41% due 4/25/24                    9,680,000
                                              --------------
TOTAL MULTI CLASS
 MORTGAGE PASS-THROUGHS
 (Cost $38,821,885)                               45,070,049
                                              --------------

-------------------------------------------

SHORT-TERM INVESTMENT-MORTGAGE ROLL -- 4.6%
-------------------------------------------
$16,248,000 Monte Rosa Cap.
              5.43% due 1/14/97               $   16,216,140
                                              --------------
TOTAL MORTGAGE ROLL
 (Cost $16,216,140)                               16,216,140
                                              --------------

-------------------------
U. S. GOVERNMENT -- 12.3%
-------------------------
$12,000,000 U.S. Treasury Bonds,
              7.625% due 2/15/25              $   13,329,360
  4,000,000 U.S. Treasury Notes,
              6.875% due 8/31/99                   4,083,760
  3,000,000 U.S. Treasury Notes,
              7.50% due 10/31/99                   3,111,570
  4,000,000 U.S. Treasury Notes,
              5.625% due 2/15/06                   3,785,000


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                  The Guardian
                                                                 Bond Fund, Inc.
                                                                 ---------------
                                                                       3
                                                                 ---------------

--------------------------------------------------------------------------------

  Principal
    Amount                                             Value
------------------------------------------------------------

$ 5,300,000 U.S. Treasury Notes,
              6.50% due 2/15/06               $    5,328,991
 14,000,000 U.S. Treasury Notes,
              6.25% due 10/31/01                  14,013,160
                                              --------------
TOTAL U.S. GOVERNMENT SECURITIES
 (Cost $45,211,426)                               43,651,841
                                              --------------

-------------------
YANKEE BOND -- 1.1%
-------------------
$ 4,000,000 Hydro Quebec,
              7.50% due 4/1/16                $    4,042,840
                                              --------------
TOTAL YANKEE BOND
 (Cost $3,965,680)                                 4,042,840
                                              --------------

----------------------------
REPURCHASE AGREEMENT -- 4.9%
----------------------------
  Principal                     Maturity
   Amount                         Date                 Value
------------------------------------------------------------

$17,302,000 State Street Bank & Trust
              repurchase agreement,
              dated 12/31/96, maturity
              value $17,310,291, 5.75%,
              due 1/2/97 (collateralized by
              $17,495,000 U.S. Treasury
              Notes, 6.00% due 5/31/98)
                                 1/2/97       $   17,302,000
                                              --------------
TOTAL REPURCHASE AGREEMENT
 (Cost $17,302,000)                               17,302,000
                                              --------------

TOTAL INVESTMENTS -- 105.0%
 (Cost $377,511,370)                             372,132,554

PAYABLES IN EXCESS OF CASH,
 RECEIVABLES AND
  OTHER ASSETS -- (5.0%)                         (17,699,557)
                                              --------------

NET ASSETS -- 100.0%                          $  354,432,997
                                              ==============


                       See notes to financial statements.

--------------------------------------------------------------------------------

---------------
 The Guardian
Bond Fund, Inc.
---------------
      3
---------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1996

ASSETS:
  Investments, at identified cost*            $  377,511,370
                                              ==============

  Investments, at market                         354,830,554
  Repurchase agreements                           17,302,000
                                              --------------
  TOTAL INVESTMENTS                              372,132,554
                                              --------------

  Cash                                                   684
  Interest receivable                              3,122,762
  Receivable for fund shares sold                      4,993
  Foreign tax receivable                               3,087
  Principal paydowns receivable                        1,978
  Dollar roll receivable                               1,491
                                              --------------
  TOTAL ASSETS                                   375,267,549
                                              --------------

LIABILITIES:
  Payable for securities purchased                20,224,264
  Payable for fund shares redeemed                    97,427
  Accrued expenses                                    23,731
  Due to affiliates                                  489,130
                                              --------------
  TOTAL LIABILITIES                               20,834,552
                                              --------------
    NET ASSETS                                $  354,432,997
                                              ==============

COMPONENTS OF NET ASSETS:
  Common Stock -- $0.10 par value
  (100,000,000 shares authorized)             $    2,995,066
  Paid-in capital                                358,121,020
  Undistributed net investment income                998,872
  Accumulated net realized loss on
  investments                                     (2,303,145)
  Net unrealized depreciation of investments      (5,378,816)
                                              --------------
      NET ASSETS                              $  354,432,997
                                              ==============

  Shares Outstanding-$0.10 par value              29,950,661
                                              --------------

NET ASSET VALUE PER SHARE                     $        11.83
                                              ==============

* Includes repurchase agreements.


STATEMENT OF OPERATIONS
Year Ended
December 31, 1996

Investment Income:

Income:
  Interest                                    $   23,972,025
                                              --------------

Expenses:
  Investment advisory fees -- Note B               1,799,649
  Custodian fees                                     101,736
  Printing expense                                    19,248
  Audit fees                                          17,500
  Directors' fees-- Note B                            12,000
  Insurance expense                                    3,485
  Transfer agent fees                                  3,300
  Legal fees                                           2,885
  Registration fees                                      798
  Other                                                  705
                                              --------------
  Total Expenses                                   1,961,306
                                              --------------

  Net Investment Income                           22,010,719
                                              --------------

Realized and Unrealized Gain/(Loss)
   on Investments -- Note D
  Net realized gain on investments                 2,193,816
  Net change in unrealized appreciation
  of investments                                 (14,421,607)
                                              --------------
  Net Realized and Unrealized Loss
  on Investments                                 (12,227,791)
                                              --------------
  Net Increase in Net Assets
  Resulting from Operations                   $    9,782,928
                                              ==============


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                  The Guardian
                                                                 Bond Fund, Inc.
                                                                 ---------------
                                                                       3
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended December 31,
                                                     1996            1995
                                                -------------   --------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
  Net investment income                         $  22,010,719   $  22,042,800
  Net realized gain on investments                  2,193,816       9,664,616
  Net change in unrealized appreciation/
    (depreciation) of investments                 (14,421,607)     23,262,625
                                                -------------   -------------
    Net Increase in Net Assets Resulting
      from Operations                               9,782,928      54,970,041
                                                -------------   -------------

Distributions to Shareholders:
  Net investment income                           (22,033,188)    (22,025,063)
                                                -------------   -------------
    Total Distributions to Shareholders           (22,033,188)    (22,025,063)
                                                -------------   -------------

From Capital Share Transactions:
  Net increase/(decrease) in net assets from
    capital share transactions -- Note E           (7,778,324)     32,538,518
                                                -------------   -------------
    Net Increase/(Decrease) in Net Assets         (20,028,584)     65,483,496

Net Assets:
  Beginning of year                               374,461,581     308,978,085
                                                -------------   -------------
   End of year*                                 $ 354,432,997   $ 374,461,581
                                                =============   =============

* Includes undistributed net investment
    income of:                                  $     998,872   $     737,841


                       See notes to financial statements.

--------------------------------------------------------------------------------

---------------
 The Guardian
Bond Fund, Inc.
---------------
      3
---------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated:

                                                                                 Year Ended December 31,
                               --------------------------------------------------------------------------------------------------
                               1996         1995         1994         1993         1992         1991         1990         1989
Net asset value, beginning
  of year ................  $   12.25    $   11.08    $   12.24    $   12.26    $   12.33    $   11.56    $   11.67    $   11.16
                            ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

Income from investment
  operations
  Net investment
    income ...............       0.76         0.76         0.40         0.70         0.81         0.92         0.97         0.98
  Net realized and unre-
    alized gain/(loss)
    on investments .......      (0.42)        1.17        (0.82)        0.50         0.13         0.91        (0.11)        0.55
                            ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
  Net increase/
    (decrease) from
    investment
    operations ...........       0.34         1.93        (0.42)        1.20         0.94         1.83         0.86         1.53
                            ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
Distributions to
   shareholders
   Distributions from net
     investment
     income ..............      (0.76)       (0.76)       (0.68)       (0.70)       (0.81)       (0.92)       (0.97)       (1.02)
   Distributions from net
     realized gain .......        --           --         (0.06)       (0.52)       (0.20)       (0.14)         --           --
                            ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
   Total distributions ...      (0.76)       (0.76)       (0.74)       (1.22)       (1.01)       (1.06)       (0.97)       (1.02)
                            ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

Net asset value, end of
  year ...................  $   11.83    $   12.25    $   11.08    $   12.24    $   12.26    $   12.33    $   11.56    $   11.67
                            =========    =========    =========    =========    =========    =========    =========    =========
Total return* ............       2.88%       17.59%       (3.45)%       9.85%        7.70%       16.19%        7.57%       13.88%
                            =========    =========    =========    =========    =========    =========    =========    =========
Ratios/supplemental data:
  Net assets, end of
    year (000's
    omitted) .............  $ 354,433    $ 374,462    $ 308,978    $ 340,269    $ 284,330    $ 222,299    $ 165,844    $ 147,753
  Ratio of expenses to
    average net
    assets ...............       0.54%        0.54%        0.54%        0.55%        0.56%        0.57%        0.58%        0.60%
  Ratio of net invest-
    ment income to
    average net
    assets ...............       6.12%        6.43%        5.69%        5.56%        6.70%        7.81%        8.53%        8.78%
  Portfolio turnover
    ratio ................        188%         298%         311%         220%          57%          43%          39%         158%

                               Year Ended December 31,
                               -----------------------
                                  1988         1987
Net asset value, beginning
  of year ................     $   11.12    $   12.41
                               ---------    ---------

Income from investment
  operations
  Net investment
    income ...............          1.03         0.96
  Net realized and unre-
    alized gain/(loss)
    on investments .......          0.02        (0.92)
                               ---------    ---------
  Net increase/
    (decrease) from
    investment
    operations ...........          1.05         0.04
                               ---------    ---------
Distributions to
   shareholders
   Distributions from net
     investment
     income ..............         (1.01)       (1.23)
   Distributions from net
     realized gain .......           --         (0.10)
                               ---------    ---------
   Total distributions ...         (1.01)       (1.33)
                               ---------    ---------

Net asset value, end of
  year ...................     $   11.16    $   11.12
                               =========    =========
Total return* ............          9.70%         .32%
                               =========    =========
Ratios/supplemental data:
  Net assets, end of
    year (000's
    omitted) .............     $ 113,616    $ 103,846
  Ratio of expenses to
    average net
    assets ...............          0.61%        0.62%
  Ratio of net invest-
    ment income to
    average net
    assets ...............          8.97%        8.97%
  Portfolio turnover
    ratio ................            24%          67%

* Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                  The Guardian
                                                                 Bond Fund, Inc.
                                                                 ---------------
                                                                       3
                                                                 ---------------

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


Board of Directors and Shareholders
The Guardian Bond Fund, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Guardian Bond Fund, Inc. as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian Bond Fund, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


                                       /s/ Ernst & Young LLP


New York, New York
February 7, 1997

--------------------------------------------------------------------------------

---------------
 The Guardian
Cash Fund, Inc.
---------------
       4
---------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1996

-------------------------
COMMERCIAL PAPER -- 94.0%
-------------------------

 Principal
    Amount                                           Value
----------------------------------------------------------

FINANCIAL -- 36.8%

Bank Holding Companies -- 8.2%
$15,500,000 J.P. Morgan & Co., Inc.,
             5.39% due 1/13/97                $   15,472,152
 15,500,000 Republic NY Corp.
             5.34% due 1/23/97                    15,449,418
                                              --------------
                                                  30,921,570
                                              --------------
Finance Companies -- 12.2%
 15,500,000 Associates Corp. of N.A.,
             5.31% due 1/15/97                    15,467,992
 15,500,000 National Rural Utils. Cooperative
             Finance, 5.31% due 2/6/97            15,417,695
 15,500,000 U.S. Central Credit Union,
             5.30% due 1/24/97                    15,447,515
                                              --------------
                                                  46,333,202
                                              --------------
Insurance-Multi Line -- 4.1%
 15,500,000 American Gen. Finance Corp.,
             5.31% due 1/10/97                    15,479,424
                                              --------------
Other Major Banks -- 12.3%
 15,500,000 Commerzbank U.S. Fin.,
             5.41% due 1/6/97                     15,488,353
 15,500,000 Dresdner U.S. Finance,
             5.50% due 1/27/97                    15,438,431
 15,500,000 UBS Finance Delaware, Inc.,
             6.25% due 1/2/97                     15,497,309
                                              --------------
                                                  46,424,093
                                              --------------
              Total Financial                    139,158,289
                                              --------------
INDUSTRIAL -- 57.2%

Aerospace and Defense -- 4.1%
 15,500,000 Raytheon Co.,
             5.34% due 1/17/97                    15,463,213
                                              --------------
Automotive -- 4.1%
 15,500,000 Toyota Motor Credit Co.,
             5.29% due 2/3/97                     15,424,838
                                              --------------
Chemicals -- 4.1%
 15,500,000 Monsanto Co.,
             5.38% due 1/14/97                    15,469,887
                                              --------------
Conglomerates -- 4.1%
$15,500,000 General Electric Cap.
             Corp., 5.31% due 1/8/97              15,483,996
                                              --------------
Containers-Metal and Plastic -- 4.1%
 15,500,000 Sonoco Products Co.,
             5.43% due 1/21/97                    15,453,242
                                              --------------
Electric Utilities -- 4.1%
 15,500,000 Alabama Power Co.,
             5.34% due 2/13/97                    15,401,136
                                              --------------
Food and Beverage -- 8.1%
 15,500,000 Campbell Soup Co.,
             5.35% due 1/31/97                    15,430,896
 15,500,000 H.J. Heinz Co.,
             5.37% due 1/22/97                    15,451,446
                                              --------------
                                                  30,882,342
                                              --------------
Machinery and Industrial Equipment -- 4.1%
 15,500,000 John Deere Capital Corp.,
             5.38% due 1/9/97                     15,481,469
                                              --------------
Oil Services -- 4.1%
 15,500,000 Colonial Pipeline Co.,
             5.35% due 2/19/97                    15,387,130
                                              --------------
Paper and Forest Products -- 4.1%
 15,500,000 Westvaco Corp.,
             5.35% due 1/16/97                    15,465,448
                                              --------------
Publishing-News -- 8.1%
 15,500,000 Gannett, Inc.,
             5.50% due 1/29/97                    15,433,694
 15,500,000 Knight Ridder, Inc.,
             5.30% due 1/13/97                    15,472,618
                                              --------------
                                                  30,906,312
                                              --------------
Telecommunications -- 4.1%
 15,500,000 Bell Atlantic Financial
             Svcs., 5.53% due 1/15/97             15,466,666
                                              --------------
               Total Industrial                  216,285,679
                                              --------------
TOTAL COMMERCIAL PAPER
   (Cost $355,443,968)                           355,443,968
                                              --------------

                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                 ---------------
                                                                  The Guardian
                                                                 Cash Fund, Inc.
                                                                 ---------------
                                                                        4
                                                                 ---------------

--------------------------------------------------------------------------------

 Principal                          Maturity
    Amount                              Date         Value
----------------------------------------------------------
----------------------------
REPURCHASE AGREEMENT -- 6.0%
----------------------------
$22,799,000 State Street Bank & Trust
             repurchase agreement,
             dated 12/31/96, maturity
             value $22,809,925, 5.75%, due
             1/2/97 (collateralized by
             $23,055,000 U.S. Treasury
             Notes, 6.00% due
             5/31/98)                1/2/97   $   22,799,000
                                              --------------
TOTAL REPURCHASE AGREEMENT
 (Cost $22,799,000)                               22,799,000
                                              --------------
TOTAL INVESTMENTS -- 100.0%
   (Cost $378,242,968)                           378,242,968

CASH, RECEIVABLES AND OTHER
   ASSETS LESS PAYABLES -- 0.0%                       78,742
                                              --------------
NET ASSETS -- 100.0%                          $  378,321,710
                                              ==============

                       See notes to financial statements.
--------------------------------------------------------------------------------

---------------
 The Guardian
Cash Fund, Inc.
---------------
       4
---------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1996

ASSETS:
  Investments, at identified cost*            $  378,242,968
                                              ==============
  Investments, at amortized cost              $  355,443,968
  Repurchase agreements                           22,799,000
                                              --------------
  TOTAL INVESTMENTS                              378,242,968

  Cash                                                   612
  Receivable for fund shares sold                  1,798,675
  Interest receivable                                  3,641
                                              --------------
  TOTAL ASSETS                                   380,045,896
                                              --------------

LIABILITIES:
  Payable for fund shares redeemed                 1,177,352
  Accrued expenses                                    34,473
  Due to affiliates                                  512,361
                                              --------------
  TOTAL LIABILITIES                                1,724,186
                                              --------------
    NET ASSETS                                $  378,321,710
                                              ==============

COMPONENTS OF NET ASSETS:
  Common Stock -- $0.10 par value
  (100,000,000 shares authorized)             $    3,783,217
  Paid-in capital                                374,538,493
                                              --------------
    NET ASSETS                                $  378,321,710
                                              ==============
  Shares Oustanding                               37,832,171
                                              --------------
NET ASSET VALUE PER SHARE                     $        10.00
                                              ==============

* Includes repurchase agreements.


STATEMENT OF OPERATIONS
Year Ended
December 31, 1996

INVESTMENT INCOME:
Income:
  Interest                                    $   20,416,989
                                              --------------

Expenses:
  Investment advisory fees-- Note B                1,889,236
  Custodian fees                                      87,234
  Audit fees                                          17,000
  Printing expense                                    13,404
  Directors' fees-- Note B                            12,000
  Registration fees                                   10,010
  Insurance expense                                    3,317
  Transfer agent fees                                  3,300
  Legal fees                                           2,799
  Other                                                  705
                                              --------------
  Total Expenses                                   2,039,005
                                              --------------
Net Investment Income, Representing
 Net Increase in Net Assets Resulting
 from Operations                              $   18,377,984
                                              ==============

                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                 ---------------
                                                                  The Guardian
                                                                 Cash Fund, Inc.
                                                                 ---------------
                                                                        4
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                                           1996             1995
                                                  -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                          $  18,377,984   $  19,747,755
                                                  -------------   -------------
     Net Increase in Net Assets Resulting
     from Operations                                 18,377,984      19,747,755
                                                  -------------   -------------
 Distributions to Shareholders:
   Net investment income                            (18,377,984)    (19,747,755)
                                                  -------------   -------------
From Capital Share Transactions:
   Net increase/(decrease) in net assets from
  capital share transactions-- Note E                21,501,621     (30,165,747)
                                                  -------------   -------------
   Net Increase/(Decrease) in Net Assets             21,501,621     (30,165,747)
 Net Assets:
   Beginning of year                                356,820,089     386,985,836
                                                  -------------   -------------
   End of year                                    $ 378,321,710   $ 356,820,089
                                                  =============   =============

                       See notes to financial statements.
--------------------------------------------------------------------------------

---------------
 The Guardian
Cash Fund, Inc.
---------------
       4
---------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

  FINANCIAL HIGHLIGHTS
  Selected data for a share of capital stock outstanding throughout the years indicated:

                                                                     Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                            1996       1995       1994       1993       1992       1991       1990       1989       1988        1987
Net asset value,
   beginning
   of year ............ $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Income from invest-
   ment operations
Net investment
  income ..............     0.49       0.54       0.38       0.26       0.35       0.54       0.77       0.87       0.72       0.63
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Distributions to
   Shareholders
Dividends from net
  investment income ...    (0.49)     (0.54)     (0.38)     (0.26)     (0.35)     (0.54)     (0.77)     (0.87)     (0.72)     (0.63)
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value, end
   of year ............ $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00
                        ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
Total return* .........     4.98%      5.52%      3.82%      2.64%      3.21%      5.59%      7.95%      8.70%      7.20%      6.30%
                        ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
Ratios/supplemental
 data:
Net assets, end of
  year (000's
  omitted) ............ $378,322   $356,820   $386,986   $310,798   $318,879   $331,677   $331,600   $262,865   $228,310   $164,326
Ratio of expenses
  to average net
  assets ..............     0.54%      0.54%      0.54%      0.54%      0.54%      0.55%      0.56%      0.56%      0.58%      0.61%
Ratio of net invest-
  ment income to
  average net
  assets ..............     4.86%      5.39%      3.81%      2.61%      3.17%      5.44%      7.67%      8.67%      7.17%      6.27%

* Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                 ---------------
                                                                  The Guardian
                                                                 Cash Fund, Inc.
                                                                 ---------------
                                                                        4
                                                                 ---------------

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Directors and Shareholders
The Guardian Cash Fund, Inc.

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Guardian Cash Fund, Inc. as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian Cash Fund, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

New York, New York
February 7, 1997

--------------------------------------------------------------------------------

------------------
  The Guardian
Stock, Bond & Cash
------------------
        4
------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------
COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1996

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc. (GCF) (collectively, the Funds and individually, a Fund), are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act). Each Fund sold 10,000 of its shares to The Guardian Insurance & Annuity Company, Inc. (GIAC) for $100,000 in order to facilitate the commencement of its operations. Such shares were subsequently deposited in The Guardian Separate Account A, a separate account of GIAC which is registered as a unit investment trust under the 1940 Act. Shares of the Funds are only sold to certain separate accounts of GIAC. The Funds are available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). Significant accounting policies of the Funds are as follows:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

      Investments in GSF and GBF are carried at value. Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over- the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

      Certain debt securities may be valued each business day by an independent pricing service (Service) approved by the Board of Directors. Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on the basis of identified cost. Interest income, including amortization of pre mium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Federal Income Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code of 1986, as

--------------------------------------------------------------------------------

                                                              ------------------
                                                                 The Guardian
                                                              Stock, Bond & Cash
                                                              ------------------
                                                                      4
                                                              ------------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1996

amended (Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

      At December 31, 1996, for federal income tax purposes, The Guardian Bond Fund, Inc. had a net capital loss carryforward of $2,300,269, which expires in 2002.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

      During the year ended December 31, 1996, GSF and GBF reclassified amounts between undistributed/ (overdistributed) net investment income and accumulated net realized gain/(loss) on investments. Increases (decreases) to the capital accounts were as follows:

                        Undistributed/           Accumulated net
                    (overdistributed) net     realized gain/(loss)
                      investment income          on investments
                    ---------------------     --------------------
GSF                       $108,150                 ($108,150)
GBF                       $283,500                 ($283,500)

Dividend Distributions

      GSF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments daily and distributes all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day.

      All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

-----------------------------------------
Note B -- Investment Advisory Agreements
          and Payments to Related Parties
-----------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. GISC receives a management fee from each Fund computed at the rate of .50% of the daily average net assets during the fiscal year, payable quarterly. If total expenses of any Fund (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceeds 1% per annum of the average daily net assets of the Fund, GISC has agreed to assume any such expenses. None of the Funds exceeded this limit during the year ended December 31, 1996.

      No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of

--------------------------------------------------------------------------------

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The Guardian Stock Fund, The Guardian Bond Fund,
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------------------------------------------------
COMBINED NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1996

$500 by each Fund, and $350 for attendance at each meeting of each Fund. The aggregate remuneration paid by each Fund to its disinterested directors was $12,000 for the year ended December 31, 1996.

-------------------------------
Note C -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund. Repurchase agreements of more than one week's duration (or investments in any other securities which are deemed to be not readily marketable by the staff of the Securities and Exchange Commission) are not permitted if more than 10% of a Fund's net assets would be so invested.

---------------------------------
Note D -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) were as follows:

================================================================================
                                                Year Ended December 31, 1996
                                                ----------------------------
                                                     GSF               GBF
                                                     ---               ---
Purchases
   Stocks and debt obligations .............  $ 1,357,838,275   $   250,356,405
   U.S. Government and government
     agency obligations ....................          --            404,931,606
Proceeds
   Stocks and debt obligations .............  $ 1,154,966,929   $   200,882,292
   U.S. Government and government
     agency obligations ....................          --            449,940,157

      The cost of investments owned at December 31, 1996 for federal income tax purposes was $1,657,154,305, $377,511,370 and $378,242,968 for GSF, GBF and GCF,
respectively. The gross unrealized appreciation and depreciation at December 31, 1996 for GSF and GBF were as follows:

                                                     GSF               GBF
                                                     ---               ---
   Gross Appreciation ......................  $   563,456,226   $     1,202,180
   Gross Depreciation ......................      (12,620,131)       (6,580,996)
                                              ---------------   ---------------
     Net Unrealized Appreciation/
       (Depreciation) ......................  $   550,836,095   $    (5,378,816)
                                              ===============   ===============

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COMBINED NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1996

---------------------------------------
Note E -- Transactions in Capital Stock
---------------------------------------

                                                      The Guardian Stock Fund, Inc.
                                          Year Ended December 31,        Year Ended December 31,
                                                   1996                           1995
                                       -----------------------------   -----------------------------
                                           Shares         Amount          Shares           Amount
                                       -------------   -------------   -------------   -------------
Shares sold .........................      9,984,589   $ 376,271,228       9,643,546   $ 313,867,818
Shares issued through reinvestment of
  dividends from net investment
  income and net realized gain on
  sales of investments ..............      7,056,955     270,899,336       2,609,964      90,100,478
                                       -------------   -------------   -------------   -------------
                                          17,041,544     647,170,564      12,253,510     403,968,296
Less shares repurchased .............     (5,854,449)   (218,108,938)     (3,748,523)   (121,123,785)
                                       -------------   -------------   -------------   -------------
   NET INCREASE .....................     11,187,095   $ 429,061,626       8,504,987   $ 282,844,511
                                       =============   =============   =============   =============
                                                      The Guardian Bond Fund, Inc.
                                          Year Ended December 31,        Year Ended December 31,
                                                   1996                           1995
                                       -----------------------------   -----------------------------
                                           Shares         Amount          Shares           Amount
                                       -------------   -------------   -------------   -------------
Shares sold .........................      4,464,537   $  53,654,579       5,626,400   $  67,253,610
Shares issued through reinvestment of
  dividends from net investment
  income and net realized gain on
  sales of investments ..............      1,871,161      22,033,188       1,809,816      22,025,063
                                       -------------   -------------   -------------   -------------
                                           6,335,698      75,687,767       7,436,216      89,278,673
Less shares repurchased .............     (6,951,420)    (83,466,091)     (4,756,442)    (56,740,155)
                                       -------------   -------------   -------------   -------------
   NET INCREASE/(DECREASE) ..........       (615,722)  $  (7,778,324)      2,679,774   $  32,538,518
                                       =============   =============   =============   =============
                                                      The Guardian Cash Fund, Inc.
                                          Year Ended December 31,        Year Ended December 31,
                                                   1996                           1995
                                       -----------------------------   -----------------------------
                                           Shares         Amount          Shares           Amount
                                       -------------   -------------   -------------   -------------
Shares sold .........................     33,287,898   $ 332,878,981      23,010,954   $ 230,109,542
Shares issued through reinvestment of
  dividends from net investment
  income and net realized gain on
  sales of investments ..............      1,837,798      18,377,984       1,974,775      19,747,755
                                       -------------   -------------   -------------   -------------
                                          35,125,696     351,256,965      24,985,729     249,857,297
Less shares repurchased .............    (32,975,534)   (329,755,344)    (28,002,304)   (280,023,044)
                                       -------------   -------------   -------------   -------------
   NET INCREASE/(DECREASE) ..........      2,150,162   $  21,501,621      (3,016,575)  $ (30,165,747)
                                       =============   =============   =============   =============

------------------------
Note F -- Line of Credit
------------------------

      A $20,000,000 line of credit available to each Fund and the other Guardian related Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the year ended December 31, 1996, none of the Funds borrowed against this line of credit.

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The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------
COMBINED NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1996

-----------------------------
Note G -- Shareholder Meeting
-----------------------------

      On March 20, 1996, a joint special meeting of the shareholders of GBF, GCF and GSF was held.

      The shareholders of GBF approved an amendment to two of the fund's fundamental investment restrictions with respect to borrowings. The shareholder votes were 26,215,846 FOR, 2,608,708 AGAINST and 1,837,584 ABSTAINING.

      GBF shareholders also approved an amendment to the fund's fundamental investment restriction with respect to industry concentration. The shareholder votes were 26,993,271 FOR, 1,611,229 AGAINST and 2,057,637 ABSTAINING.

      Shareholders of GBF elected the following directors with votes as indicated:

NAME OF DIRECTOR           FOR          WITHHELD
----------------           ---          --------
John C. Angle           30,017,871      644,266
Frank J. Fabozzi        30,088,503      573,634
Arthur V. Ferrara       30,035,617      626,520
Leo R. Futia            30,004,280      657,857
William W. Hewitt, Jr.  30,074,636      587,501
Sidney I. Lirtzman      30,094,251      567,887
Joseph D. Sargent       30,087,483      574,655
Carl W. Shafer          30,033,577      628,560
Robert G. Smith         30,085,832      576,305

      Shareholders of GSF elected the following directors with votes as indicated:

NAME OF DIRECTOR           FOR          WITHHELD
----------------           ---          --------
John C. Angle           45,566,633    1,127,337
Frank J. Fabozzi        45,708,156      985,815
Arthur V. Ferrara       45,668,004    1,025,967
Leo R. Futia            45,538,413    1,155,557
William W. Hewitt, Jr.  45,681,177    1,012,793
Sidney I. Lirtzman      45,680,510    1,013,460
Joseph D. Sargent       45,705,286      988,684
Carl W. Shafer          45,677,502    1,016,468
Robert G. Smith         45,694,279      999,691

      Shareholders of GCF elected the following directors with votes as indicated:

NAME OF DIRECTOR           FOR          WITHHELD
----------------           ---          --------
John C. Angle           32,724,210      758,234
Frank J. Fabozzi        32,841,587      640,857
Arthur V. Ferrara       32,825,686      656,758
Leo R. Futia            32,664,962      817,482
William W. Hewitt, Jr.  32,787,971      694,473
Sidney I. Lirtzman      32,837,957      644,487
Joseph D. Sargent       32,842,076      640,368
Carl W. Shafer          32,840,492      641,952
Robert G. Smith         32,838,128      644,316

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Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS
December 31, 1996

-----------------------
COMMON STOCKS -- 102.5%
-----------------------

    Shares                                             Value
------------------------------------------------------------

Aerospace -- 1.7%
      8,000  Boeing Co.                          $   851,000
                                                 -----------
Automotive: Parts and Accessories -- 3.5%
     10,000  Federal-Mogul Corporation               220,000
     40,000  GenCorp Inc.                            725,000
     11,994  Handy & Harman                          209,895
      8,000  TransPro Inc.                            73,000
     18,250  Wynn's International, Inc.              577,156
                                                 -----------
                                                   1,805,051
                                                 -----------
Aviation: Parts and Services-- 6.9%
     13,000  AAR Corp.                               393,250
     50,000  Coltec Industries Inc.+                 943,750
      2,000  Curtiss-Wright Corporation              100,750
     10,000  Flightsafety International Inc.+        500,000
      7,500  Hi-Shear Industries Inc.                 19,688
     20,000  Hudson General Corporation              745,000
     10,000  Moog, Inc., Class A+                    233,750
     10,000  Precision Castparts Corp.               496,250
      6,000  Rohr Inc.+                              135,750
                                                 -----------
                                                   3,568,188
                                                 -----------
Broadcasting -- 13.5%
     62,000  Ackerley Communications Inc.            728,500
      8,500  BHC Communications, Inc., Class A+      861,687
     17,905  Chris-Craft Industries, Inc.            749,772
      5,000  Gray Communications Systems, Inc.        94,375
     50,000  Gray Communications Systems, Inc.,
              Class B                                850,000
     20,000  Grupo Televisa S.A., GDR+               512,500
     10,000  Liberty Corporation                     392,500
     10,000  LIN Television Corporation+             422,500
     20,000  Renaissance Communications
              Corporation+                           715,000
     16,000  United Television, Inc.               1,378,000
     12,000  Westinghouse Electric Corp.             238,500
                                                 -----------
                                                   6,943,334
                                                 -----------
Cable -- 11.6%
     18,000  BET Holdings, Inc., Class A+            517,500
     50,000  Cablevision Systems Corporation,
              Class A+                             1,531,250
     55,000  International Family Entertainment,
              Inc., Class B+                         852,500
     23,000  Media General, Inc., Class A            695,750
     65,000  Tele-Communications, Inc./Liberty
              Media Group, Class A+                1,856,563
     25,000  Tele-Communications International,
              Inc., Class A+                         331,250
     15,000  United International Holdings, Inc.,
              Class A+                               183,750
                                                 -----------
                                                   5,968,563
                                                 -----------
Consumer Products -- 5.7%
     20,000  American Brands, Inc.                   992,500
     14,000  Culbro Corporation+                     908,250
     23,000  General Housewares Corp.                224,250
     10,000  National Presto Industries Inc.         373,750
      6,000  Ralston Purina Group                    440,250
                                                 -----------
                                                   2,939,000
                                                 -----------
Consumer Services -- 3.0%
     22,500  HSN, Inc.+                              534,375
     50,000  Rollins, Inc.                         1,000,000
                                                 -----------
                                                   1,534,375
                                                 -----------
Diversified Industrial -- 5.7%
      7,500  Crane Co.                               217,500
     20,000  GATX Corporation                        970,000
      5,000  Honeywell Inc.                          328,750
     10,000  ITT Industries Inc.                     245,000
     40,000  Katy Industries, Inc.                   580,000
     10,000  Thomas Industries Inc.                  208,750
     10,000  Trinity Industries, Inc.                375,000
                                                 -----------
                                                   2,925,000
                                                 -----------
Electrical Equipment and Supplies -- 2.1%
     50,000  General Instrument Corporation+       1,081,250
                                                 -----------

Energy -- 1.2%
      3,000  Eastern Enterprises                     106,125
    160,000  Kaneb Services, Inc.+                   520,000
                                                 -----------
                                                     626,125
                                                 -----------
Entertainment -- 8.7%
     60,000  Gaylord Entertainment Company,
              Class A                              1,372,500
     30,000  GC Companies, Inc.+                   1,038,750
     22,000  Time Warner Inc.                        825,000
     18,000  Viacom Inc., Class A+                   621,000

                       See notes to financial statements.
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                                                                 ---------------
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    Shares                                             Value
------------------------------------------------------------
     18,000  Viacom Inc., Class B
              (non-voting)+                      $   627,750
                                                 -----------
                                                   4,485,000
                                                 -----------
Equipment and Supplies -- 9.5%
     20,000  AMETEK, Inc.                            445,000
     10,000  CTS Corporation                         427,500
      3,000  Dynamics Corporation of America          84,750
     12,500  Franklin Electric Company, Inc.         584,375
     40,000  Goulds Pumps, Incorporated              917,500
      8,000  Ingersoll Rand Co.                      356,000
     30,000  Navistar International Corporation+     273,750
      7,500  Pittway Corporation                     390,938
     17,500  Sequa Corporation, Class A+             686,875
      6,500  SPS Technologies, Inc.+                 417,625
      8,000  TRINOVA Corporation                     291,000
                                                 -----------
                                                   4,875,313
                                                 -----------
Financial Services -- 2.8%
      8,000  American Express Company                452,000
      8,000  H&R Block Inc.                          232,000
     20,000  Midland Company                         770,000
                                                 -----------
                                                   1,454,000
                                                 -----------
Food and Beverage -- 6.2%
      8,000  Celestial Seasonings, Inc.+             158,000
     40,000  PepsiCo, Inc.                         1,170,000
     33,000  Quaker Oats Company                   1,258,125
      8,000  Seagram Company Ltd.                    310,000
      7,560  Tootsie Roll Industries, Inc.           299,565
                                                 -----------
                                                   3,195,690
                                                 -----------
Health Care -- 0.7%
      7,000  Genentech Inc.+                         375,375
                                                 -----------
Hotels/Gaming -- 4.1%
     30,000  Aztar Corporation+                      210,000
     10,000  Hilton Hotels Corporation               261,250
     20,000  ITT Corporation, New+                   867,500
     80,000  Jackpot Enterprises Inc.                780,000
                                                 -----------
                                                   2,118,750
                                                 -----------
Publishing -- 6.2%
     15,000  Golden Books Family Entertainment,
              Inc.+                                  166,875
     10,000  Houghton Mifflin Company                566,250
     15,000  Lee Enterprises, Incorporated           348,750
     12,000  Meredith Corporation                    633,000
     12,000  Providence Journal Company, Class A+    367,500
     14,666  Pulitzer Publishing Company             680,136
     30,000  Thomas Nelson Inc.                      446,250
                                                 -----------
                                                   3,208,761
                                                 -----------
Retail -- 3.8%
     20,000  Bruno's, Inc.+                          345,000
     25,000  Giant Food Inc., Class A                862,500
     30,000  Neiman Marcus Group, Inc.+              765,000
                                                 -----------
                                                   1,972,500
                                                 -----------
Specialty Chemical -- 0.8%
     14,000  Ferro Corporation                       397,250
                                                 -----------
Telecommunications -- 0.8%
     13,100  Pacific Telecom, Inc.+ (a)              393,000
                                                 -----------
Wireless Communications -- 4.0%
     30,000  Centennial Cellular Corp., Class A+     363,750
     33,000  COMSAT Corporation, Series 1            812,625
     15,000  Rogers Cantel Mobile
              Communications, Inc., Class B+         290,625
     16,000  Telephone and Data Systems, Inc.        580,000
                                                 -----------
                                                   2,047,000
                                                 -----------
TOTAL COMMON STOCKS
 (Cost $49,662,151)                               52,764,525
                                                 -----------

-----------------------
PREFERRED STOCK -- 0.1%
-----------------------

Equipment and Supplies -- 0.1%
      1,000  Sequa Corporation, $5.00, Conv. Pfd.     70,000
                                                 -----------
TOTAL PREFERRED STOCK
 (Cost $63,175)                                       70,000
                                                 -----------

                       See notes to financial statements.
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Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1996

---------------------------
U.S. TREASURY BILLS -- 3.3%
---------------------------

Principal
   Amount                                              Value
------------------------------------------------------------
$1,678,000 4.638% to 4.998%++ due
            01/16/1997 - 02/13/1997              $ 1,670,620
                                                 -----------
TOTAL U.S. TREASURY BILLS
 (Cost $1,670,620)                                 1,670,620
                                                 -----------
TOTAL INVESTMENTS -- 105.9%
 (Cost $51,395,946) (b)                           54,505,145
                                                 -----------
OTHER ASSETS AND LIABILITIES
 (Net)-- (5.9)%                                   (3,043,614)
                                                 -----------
NET ASSETS-- 100.0%                              $51,461,531
                                                 ===========

(a) Security fair valued under procedures established by the Board of Directors.
(b) Aggregate cost for Federal tax purposes was $51,416,889. Net unrealized appreciation for Federal tax purposes was $3,088,256 (gross unrealized appreciation was $5,580,222 and gross unrealized depreciation was $2,491,966).
+   Non-income producing security.
++  Represents annualized yield at date of purchase (unaudited).
GDR -- Global Depositary Receipt

                       See notes to financial statements.
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                                                                   Asset Fund
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                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1996

Assets:
Investments, at value
  (Cost $51,395,946)                             $54,505,145
Unamortized organization costs                        66,576
Dividends receivable                                  43,478
Receivable for investments sold                       31,224
Other assets                                          26,200
                                                 -----------
  Total Assets                                    54,672,623
                                                 -----------
Liabilities:
Due to custodian                                   3,000,001
Organization costs payable                            99,905
Management fee payable                                45,727
Accrued Directors' fees                                6,250
Accrued expenses and other payables                   59,209
                                                 -----------
  Total Liabilities                                3,211,092
                                                 -----------
Net assets applicable to 4,455,887 shares of
  common stock outstanding                       $51,461,531
                                                 ===========
NET ASSETS consist of:
Shares of common stock at par value              $     4,456
Additional paid-in capital                        48,371,807
Distributions in excess of net realized
 gain on investments                                 (20,943)
Distributions in excess of
 net investment income                                (2,988)
Net unrealized appreciation of investments         3,109,199
                                                 -----------
  Total Net Assets                               $51,461,531
                                                 ===========
Net Asset Value, offering and redemption
price per share ($51,461,531 / 4,455,887
shares outstanding; 500,000,000 shares
authorized of $0.001 par value)                  $     11.55
                                                 ===========

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996

Investment Income:
 Dividend income (net of foreign
  withholding taxes of $738)                     $   443,344
 Interest income                                     214,850
                                                 -----------
    Total Investment Income                          658,194
                                                 -----------
Expenses:
  Management fee                                     433,279
  Legal and audit fees                                39,886
  Directors' fees                                     29,648
  Custodian fees                                      22,275
  Amortization of organization costs                  20,000
  Shareholder services fees                           11,410
  Other                                                9,563
                                                 -----------
  Total expenses                                     566,061
                                                 -----------
Net Investment Income                                 92,133
                                                 -----------
Net Realized and Unrealized Gain on
Investments:
  Net realized gain on investments sold            1,411,324
  Change in net unrealized appreciation of
   investments during the year                     2,258,045
                                                 -----------
Net realized and unrealized gain on investments    3,669,369
                                                 -----------
Net increase in net assets resulting from
 operations                                      $ 3,761,502
                                                 ===========

                       See notes to financial statements.
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Gabelli Capital Asset Fund
--------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                        Year           Period
                                                        Ended          Ended
                                                      12/31/96       12/31/95*
                                                    ------------   ------------
Net investment income                               $     92,133   $     77,973
Net realized gain on investments                       1,411,324        234,480
Net change in unrealized appreciation
 of investments                                        2,258,045        851,154
                                                    ------------   ------------
Net increase in net assets resulting from
 operations                                            3,761,502      1,163,607
Distribution to shareholders from:
   Net investment income                                 (95,723)       (77,462)
   Net realized gain on investments                   (1,416,212)      (234,480)
   Distributions in excess of net realized gain
    on investments                                          --          (16,055)
Net increase in net assets from Fund share
 transactions                                         22,848,022     25,428,332
                                                    ------------   ------------
Net increase in net assets                            25,097,589     26,263,942

NET ASSETS:
Beginning of period                                   26,363,942        100,000
                                                    ------------   ------------
End of period (including undistributed net
  investment income of $511 at December 31, 1995)   $ 51,461,531   $ 26,363,942
                                                    ============   ============

----------
* The Fund commenced operations on May 1, 1995.

                       See notes to financial statements.
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NOTES TO FINANCIAL STATEMENTS
December 31, 1996

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is growth of capital. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. The Fund commenced operations on May 1, 1995. On April 26, 1995, the Fund sold a total of 10,000 shares of common stock to Guardian Insurance & Annuity Company, Inc. and proceeds to the Fund amounted to $100,000. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.

      Portfolio securities which are traded only on a nationally recognized securities exchange or are quoted on NASDAQ are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between closing bid and asked prices. Other portfolio securities for which over-the-counter market quotations are readily avail able are valued at the latest average of the bid and asked price. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at fair value, as determined in good faith by or under the direction of the Board of Directors of the Company. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

Repurchase Agreements.

      The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers

--------------------------------------------------------------------------------


                                       67
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---------------
Gabelli Capital
  Asset Fund
---------------
       5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1996 (Continued)

with which the Fund enters into repurchase agreements to evaluate potential risks.

Securities Transactions and Investment Income.

      Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders.

      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes.

      The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required. Permanent differences incurred during the year ended December 31, 1996 resulting from different book and tax accounting policies for organization costs, are reclassified between net investment income and paid-in capital at year end. The reclassifications for the year ended December 31, 1996 were a decrease to distributions in excess of net investment income of $91 and a decrease to additional paid-in capital of $91.

Deferred Organization Expenses.

      A total of $100,000 was incurred in connection with the organization of the Fund. These costs were advanced by the Guardian Insurance & Annuity Company Inc. and will be reimbursed by the Fund. These costs were deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

----------------------------------------
2. -- Agreements with Affiliated Parties
----------------------------------------

      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to First Data Investor Services Group, Inc., the Fund's sub-administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75 percent of the value of the Fund's average daily net assets.

--------------------------------------------------------------------------------


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                                                                 Gabelli Capital
                                                                   Asset Fund
                                                                 ---------------
                                                                        5
                                                                 ---------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1996 (Continued)

--------------------------
3. -- Portfolio Securities
--------------------------

      Cost of purchases and proceeds from sales of investment securities for the year ended December 31, 1996, excluding U.S. government and short-term investments, aggregated $50,282,417 and $21,199,118, respectively.

----------------------------------
4. -- Transactions with Affiliates
----------------------------------

      During the year ended December 31, 1996, the Fund incurred brokerage commissions of $66,310 to Gabelli & Company, Inc. and its affiliates.

----------------------------
5. -- Shares of Common Stock
----------------------------

      Common stock transactions were as follows:

                                  Year Ended                 Period Ended
                                   12/31/96                   12/31/95*
                                  ----------                 ------------
                             Shares        Amount       Shares        Amount
                             ------        ------       ------        ------
Shares Sold                 2,913,475   $ 33,336,923   2,907,580   $ 30,237,331
Shares issued upon re-
 investment of dividends      131,244      1,511,935      30,769        327,997
Shares Redeemed            (1,052,170)   (12,000,836)   (485,011)    (5,136,996)
                           ----------   ------------   ---------   ------------
Net increase                1,992,549   $ 22,848,022   2,453,338   $ 25,428,332
                           ==========   ============   =========   ============

----------
*  The Fund commenced operations on May 1, 1995.

--------------------------------------------------------------------------------


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Gabelli Capital
  Asset Fund
---------------
       5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

FINANCIAL HIGHLIGHTS

      Per share amounts for a Fund share outstanding throughout each period/year ended December 31,

                                                        1996        1995*
                                                     ---------    ---------
Operating performance:
Net asset value, beginning of period                 $   10.70    $   10.00
                                                     ---------    ---------
Net investment income                                     0.02         0.03(a)
Net realized and unrealized gain on investments           1.16         0.80
                                                     ---------    ---------
Total from investment operations                          1.18         0.83
                                                     ---------    ---------
Distributions to shareholders from:
 Net investment income                                   (0.02)       (0.03)
 Net realized gains                                      (0.31)       (0.09)
 Distributions in excess of net realized gains            --          (0.01)
                                                     ---------    ---------
Total Distributions                                      (0.33)       (0.13)
                                                     ---------    ---------
Net asset value, end of period                       $   11.55    $   10.70
                                                     =========    =========
Total return**                                            11.0%         8.4%
                                                     =========    =========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $  51,462    $  26,364
 Ratio of net investment income to average
  net assets                                              0.21%        0.75%+
 Ratio of operating expenses to average
  net assets                                              1.31%        1.78%+(b)
Portfolio turnover rate                                   53.2%        81.4%
Average commission rate (per share of security)      $  0.0496          N/A

----------
*   The Fund commenced operations on May 1, 1995.
** Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
+   Annualized.
(a) Net investment income before expenses assumed by the Manager and Adviser was $0.03.
(b) Operating expense ratio before expenses assumed by the Manager and Adviser was 1.92%.

                       See notes to financial statements.
--------------------------------------------------------------------------------


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                                                                   Asset Fund
                                                                 ---------------
                                                                        5
                                                                 ---------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Gabelli Capital Asset Fund
(a series of Gabelli Capital Series Funds, Inc.)

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Capital Asset Fund (a series of Gabelli Capital Series Funds, Inc.) as of December 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from May 1, 1995 (commencement of operations) through December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Capital Asset Fund at December 31, 1996, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from May 1, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.


                                             Ernst & Young LLP

New York, New York
February 7, 1997

--------------------------------------------------------------------------------

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 Baillie Gifford
International Fund
------------------
        6
------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1996

----------------------
COMMON STOCKS -- 96.7%
----------------------
    Shares                                             Value
------------------------------------------------------------
ARGENTINA -- 1.4%
 Bank -- 0.3%
   49,450  Banco Frances Del Rio la Plata      $   1,359,875
 Gas Transport -- 0.3%
  126,500  Transportadora De Gas Del Sur*          1,549,625
 Oil and Gas -- 0.4%
  282,500  Perez Companc SA                        1,986,373
 Telephone -- 0.4%
   64,500  Telefonica De Argentina SA              1,701,188
                                               -------------
                                                   6,597,061
                                               -------------
AUSTRALIA -- 4.4%
 Bank -- 0.8%
  608,000  Australia & NZ Bank Group               3,832,319
 Business Services -- 0.8%
  175,700  Brambles Industries Ltd                 3,428,531
 Metals and Mining -- 0.5%
  325,689  WMC                                     2,052,868
 Petroleum Services -- 1.6%
  339,921  Broken Hill Proprietary                 4,841,733
  358,200  Woodside Petroleum                      2,616,531
 Real Estate -- 0.7%
  162,332  Lend Lease Corp.                        3,148,320
                                               -------------
                                                  19,920,302
                                               -------------
AUSTRIA -- 0.1%
 Metals and Mining -- 0.1%
    8,500  Boehler Uddeholm                          608,348
                                               -------------
BRAZIL -- 0.9%
 Consumer Goods -- 0.1%
   60,692  Companhia Cerveja Ria Brahma              652,439
 Retail Food -- 0.2%
   39,400  Companhia Brasileira De Distributor*      686,939
 Telecommunications -- 0.6%
   35,300  Telecomunicacoes Brasileiras            2,700,450
                                               -------------
                                                   4,039,828
                                               -------------
CHILE -- 0.6%
 Electric Utilities -- 0.4%
   60,000  Enersis SA                              1,665,000
 Mining-- 0.2%
  202,800  Antofagasta Holdings                    1,181,292
                                               -------------
                                                   2,846,292
                                               -------------
CZECH REPUBLIC -- 0.3%
 Bank -- 0.3%
   53,000  Komercni Banka AS                       1,436,300
                                               -------------
FRANCE -- 5.6%
 Bank -- 0.4%
   17,800  Societe Generale                        1,924,603
 Broadcasting -- 0.8%
   17,100  Canal Plus*                             3,776,930
 Building Materials -- 0.5%
   14,600  Cie De St Gobain                        2,065,414
 Consumer Goods -- 0.4%
   13,500  BIC                                     2,024,285
 Oil-Integrated -- 1.0%
   48,500  Elf Aquitaine                           4,414,869
 Retail Trade -- 2.5%
   31,000  Castorama Dubois                        5,335,453
   11,000  Comptoirs Modernes                      5,936,205
                                               -------------
                                                  25,477,759
                                               -------------
GERMANY -- 9.4%
 Air Travel -- 0.8%
  266,000  Lufthansa AG                            3,630,101
 Automobile -- 1.1%
   11,600  Volkswagen AG                           4,824,539
 Banks -- 1.7%
  152,000  Bayerische  Hypo-Bank*                  4,598,128
   65,800  Deutsche Bank AG                        3,074,487
 Chemicals -- 2.7%
  166,000  BASF AG                                 6,394,905
  122,400  Hoechst AG                              5,782,740
 Drugs and Health Care -- 0.4%
   29,000  GEHE AG                                 1,856,317

                       See notes to financial statements.

*  Non-income producing security.

--------------------------------------------------------------------------------

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                                                               Baillie Gifford
                                                              International Fund
                                                              ------------------
                                                                      6
                                                              ------------------

--------------------------------------------------------------------------------

    Shares                                             Value
------------------------------------------------------------
 Engineering and Telecommunications -- 1.4%
   85,500  Deutsche Telekom*                   $   1,803,012
   10,650  Mannesmann  AG                          4,616,292
 Footwear -- 1.0%
   53,800  Adidas AG                               4,649,987
 Software --  0.3%
   11,331  SAP AG                                  1,542,659
                                               -------------
                                                  42,773,167
                                               -------------
HONG KONG -- 5.9%
 Bank -- 0.9%
  330,000  Hang Seng Bank                          4,010,602
 Conglomerates -- 1.8%
  761,000  CITIC Pacific Ltd.                      4,417,726
  500,000  Hutchison Whampoa*                      3,927,209
 Real Estate -- 2.5%
  473,000  Henderson Land Development              4,770,056
1,088,220  Hong Kong Land Holdings                 3,025,252
  525,000  New World Development Co.               3,546,609
 Telephone -- 0.7%
1,948,400  Hong Kong Telecomm.                     3,136,283
                                               -------------
                                                  26,833,737
                                               -------------
HUNGARY -- 0.6%
 Food and Beverage -- 0.3%
   27,000  Pick Szeged RT*                         1,597,959
 Pharmaceutical -- 0.3%
   20,900  Richter Gedeon VEG                      1,212,200
                                               -------------
                                                   2,810,159
                                               -------------
IRELAND -- 0.5%
 Construction Materials -- 0.5%
  200,000  CRH                                     2,074,225
                                               -------------
ITALY -- 4.2%
 Oil-Integrated -- 1.2%
1,108,000  Eni Spa*                                5,686,078
 Telephone -- 2.1%
1,600,000  Telecom Italia                          4,155,570
2,110,000  Telecom Italia  MOB                     5,334,113
 Textile-Apparel and Production -- 0.9%
   62,000  Gucci Group NV                          4,165,653
                                               -------------
                                                  19,341,414
                                               -------------
JAPAN -- 27.3%
 Automobiles -- 2.0%
   32,600  Autobacs Seven Co.                      2,305,449
  287,000  Calsonic Corp.                          1,595,959
  190,000  Honda Motor Co.                         5,430,446
 Business Services -- 0.8%
   62,000  Secom Co.                               3,752,871
 Computer System -- 1.6%
      257  NTT Data Comm. System                   7,522,925
 Drugs and Healthcare -- 1.3%
  146,000  Sankyo Co.                              4,135,049
   93,000  Santen Pharmaceutical Co.               1,927,295
 Electrical Equipment -- 1.2%
  289,000  Omron Corp.                             5,440,117
 Electronics -- 5.3%
  390,000  Canon, Inc.                             8,621,017
   64,000  Kyocera Corp.                           3,989,984
  113,000  Rohm Co.                                7,415,595
   61,000  Sony Corp.*                             3,997,841
 Financial Services -- 1.2%
  110,400  Promise Co.                             5,433,728
 Industrial Machinery -- 2.9%
  571,000  Mitsubishi Heavy Ind.                   4,536,050
  624,000  NSK                                     3,782,471
   69,300  SMC Corp.                               4,661,489

                       See notes to financial statements.

*  Non-income producing security.

--------------------------------------------------------------------------------


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 Baillie Gifford
International Fund
------------------
        6
------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1996

    Shares                                             Value
------------------------------------------------------------
 Insurance -- 0.3%
  143,000  Tokio Marine and Fire               $   1,345,911
 Leisure Products -- 0.5%
   16,500  Toho Co.                                2,393,576
 Metals-Steel -- 0.9%
1,575,000  Sumitomo Metal Industries               3,875,961
 Photography -- 1.1%
  153,000  Fuji Photo Film Co.                     5,046,714
 Real Estate  -- 1.2%
  523,000  Mitsubishi Estate                       5,374,061
 Retail Trade -- 3.4%
  191,000  Jusco Co.*                              6,481,565
  212,000  Marui Co.                               3,825,922
  673,000  Mitsui & Co.                            5,462,568
 Securities Broker -- 1.0%
  287,000  Nomura Securities                       4,312,063
 Telephone -- 1.2%
      816  DDI Corp.                               5,397,254
 Tires and Rubber-- 1.4%
  331,000  Bridgestone Corp.                       6,287,885
                                               -------------
                                                 124,351,766
                                               -------------
MALAYSIA -- 3.3%
 Building Construction -- 1.0%
  481,000  United Engineers Berhad                 4,342,427
 Conglomerate -- 0.9%
2,413,000  Renong Berhad                           4,280,435
 Leisure  Time -- 0.7%
  672,000  Resorts World Berhad                    3,059,988
 Telephone -- 0.7%
  367,000  Telekom Malaysia                        3,269,650
                                               -------------
                                                  14,952,500
                                               -------------
MEXICO -- 0.9%
 Conglomerate -- 0.2%
  207,000  Alfa SA*                                  955,850

 Food, Beverages and Tobacco -- 0.3%
   28,000  Pan American Beverage                   1,312,500
 Telecommunications -- 0.4%
   56,400  Telefonos De Mexico SA                  1,861,200
                                               -------------
                                                   4,129,550
                                               -------------
NETHERLANDS -- 4.2%
 Bank -- 1.4%
   96,000  ABN Amro Holdings NV                    6,249,870
 Broadcasting and Publishing -- 2.2%
  280,000  Ver Ned Uitgevers                       5,854,619
   30,200  Wolters Kluwer NV                       4,014,422
 Semi Conductor Equipment -- 0.6%
   59,000  ASM Lithography Hldg.*                  2,949,146
                                               -------------
                                                  19,068,057
                                               -------------
NEW ZEALAND -- 0.8%
 Telephone -- 0.8%
  679,000  Telecom Corp of N.Z.                    3,465,804
                                               -------------
POLAND -- 0.3%
 Conglomerate -- 0.3%
  175,000  Elektrim                                1,586,803
                                               -------------
SINGAPORE -- 2.0%
 Air Travel -- 0.4%
  193,000  Singapore Airlines                      1,751,661
 Bank -- 0.5%
  185,899  Overseas Chinese Bank                   2,311,615
 Conglomerate -- 0.5%
  302,000  Keppel Corp.                            2,352,462
 Publishing -- 0.6%
  127,000  Singapore Press HD                      2,504,967
                                               -------------
                                                   8,920,705
                                               -------------

                       See notes to financial statements.

*  Non-income producing security.

--------------------------------------------------------------------------------


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                                                               Baillie Gifford
                                                              International Fund
                                                              ------------------
                                                                      6
                                                              ------------------

--------------------------------------------------------------------------------

    Shares                                             Value
------------------------------------------------------------
SPAIN -- 1.1%
 Bank -- 1.1%
   78,000  Banco Santander SA                  $   4,992,721
                                               -------------
SWEDEN -- 3.6%
 Business Services -- 1.1%
  165,000  Securitas AB                            4,802,490
 Conglomerate -- 1.3%
   82,300  Incentive AB                            5,973,475
 Construction and Mining Equipment -- 1.2%
  236,500  Atlas Copco AB                          5,756,535
                                               -------------
                                                  16,532,500
                                               -------------
SWITZERLAND -- 5.6%
 Business Services -- 0.9%
   11,600  Adecco SA*                              2,911,916
    1,000  Danzas Holding                          1,109,452
 Industrial Machinery -- 0.2%
      645  Bobst AG                                  872,208
 Insurance -- 0.9%
    7,080  Winterthur                              4,094,075
 Pharmaceuticals -- 3.6%
   14,360  Novartis AG*                           16,446,153
                                               -------------
                                                  25,433,804
                                               -------------
TAIWAN -- 0.4%
 Financial-Other -- 0.3%
  422,500  China Development                       1,290,545
 Transportation -- 0.1%
  415,160  Yang Ming Marine                          549,521
                                               -------------
                                                   1,840,066
                                               -------------
UNITED KINGDOM -- 13.3%
 Bank -- 0.5%
  212,000  National Westminster Bank PLC           2,491,554
 Chemicals -- 0.1%
  245,000  Albright & Wilson                         705,157
 Conglomerate -- 0.6%
  594,000  BTR                                     2,900,291
    8,658  BTR (wts)                                     890
 Distributor -- 0.4%
  140,000  Eletrocomponents                        1,105,705
  204,000  Litho Supplies                            772,383
 Drugs and Healthcare -- 1.5%
  254,000  Glaxo Wellcome                          4,133,973
  104,000  Zeneca Group                            2,930,958
 Electric Utilities -- 0.2%
   85,666  Yorkshire Electric Group                1,181,448
 Electronics -- 0.3%
  340,000  Rotork                                  1,499,914
 Engineering -- 0.8%
  116,000  Siebe                                   2,154,257
   46,500  Vosper Thornycroft                        692,282
  170,000  Weir Group                                757,238
 Financial Services -- 0.2%
  135,000  3i Group                                1,126,349
 Food, Beverage and Tobacco -- 2.0%
  190,000  Devro International                       875,621
  351,000  Grand Metropolitan                      2,754,120
  140,000  Highland Distilleries                     805,894
   89,100  Iceland Group                             129,750
  369,900  Imperial Tobacco*                       2,395,446
  153,000  Whitbread                               2,062,892
 Household Products -- 0.5%
  220,000  Life Sciences International               331,677
  153,900  Reckitt & Colman                        1,906,282
 Insurance -- 0.8%
   70,000  Britannic Assurance                       863,457
  344,000  Prudential Corp.                        2,899,572

                       See notes to financial statements.

*  Non-income producing security.

--------------------------------------------------------------------------------


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 Baillie Gifford
International Fund
------------------
        6
------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1996

    Shares                                             Value
------------------------------------------------------------
 Leisure Time -- 0.9%
  203,000  Granada Group                       $   3,001,354
  120,000  Vendome Lux Group SA                    1,091,657
 Newspaper -- 0.5%
  250,000  Mirror Group PLC                          920,850
  155,000  Southnews PLC                           1,301,182
 Oil-International -- 1.0%
  386,000  British Petroleum                       4,629,090
 Paper and Forest Products -- 0.3%
  148,000  De La Rue                               1,457,941
 Retail Trade -- 0.8%
  369,700  Dixons Group                            3,439,217
 Support Services -- 0.4%
   16,000  Dawson Holdings*                          637,314
 Telephone -- 0.5%
  585,000  Vodafone Group                          2,475,501
 Transportation -- 1.0%
  130,000  Associated British Ports                  636,971
  288,000  BAA                                     2,388,076
  400,000  Firstbus                                1,411,684
                                               -------------
                                                  60,867,947
                                               -------------
TOTAL COMMON STOCKS
    (Cost $363,422,855)                          440,900,815
                                               -------------
-----------------------
PREFERRED STOCK -- 0.4%
-----------------------
    Shares                                             Value
------------------------------------------------------------
   54,567  Companhia Energetica De Minas+      $   1,855,278
                                               -------------

TOTAL PREFERRED STOCK
    (Cost $1,442,790)                              1,855,278
                                               -------------
------------------------
CONVERTIBLE BOND -- 0.6%
------------------------
 Principal
    Amount                                             Value
------------------------------------------------------------
$2,400,000 MBL Int'l Finance Exch. Gtd.
 Notes, 3% due 11/30/02                        $   2,550,000
                                               -------------

TOTAL CONVERTIBLE BOND
   (Cost $2,400,000)                               2,550,000
                                               -------------
----------------------------
REPURCHASE AGREEMENT -- 1.0%
----------------------------
 Principal                         Maturity
    Amount                             Date            Value
------------------------------------------------------------
$4,780,000 State Street Bank & Trust
           repurchase agreement,
           dated 12/31/96, maturity
           value $4,781,892 at 4.75%
           due 1/2/97 (collateralized
           by $4,810,000 U.S.
           Treasury Note, 6.25%
           due 4/30/01)              1/2/97    $   4,780,000
                                               -------------
TOTAL REPURCHASE AGREEMENT
   (Cost $4,780,000)                               4,780,000
                                               -------------
TOTAL INVESTMENTS -- 98.7%
   (Cost $372,045,645)                           450,086,093

CASH, RECEIVABLES AND
   OTHER ASSETS LESS
    PAYABLES -- 1.3%                               6,116,648
                                               -------------

NET ASSETS-- 100.0%                            $ 456,202,741
                                               =============

                       See notes to financial statements.

*  Non-income producing security.
+  Section 144A restricted securities.

--------------------------------------------------------------------------------


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                                                              International Fund
                                                              ------------------
                                                                      6
                                                              ------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1996

ASSETS:
   Investments, at identified cost*            $ 372,045,645
                                               =============
   Investments, at market                        445,306,093
   Repurchase agreements                           4,780,000
                                               -------------
     TOTAL INVESTMENTS                           450,086,093
                                               -------------
   Cash                                                1,436
   Foreign currency (Cost $7,860,847)              7,764,077
   Receivable for securities sold                    852,059
   Dividends receivable                              471,192
   Receivable for fund shares sold                   390,068
   Foreign tax receivable                            261,975
   Interest receivable                                 6,831
                                               -------------
     TOTAL ASSETS                                459,833,731
                                               -------------

LIABILITIES:
   Payable for securities purchased                2,367,873
   Payable for fund shares redeemed                  130,890
   Accrued expenses                                   98,494
   Foreign tax withholding                            42,569
   Due to affiliates                                 991,164
                                               -------------
    TOTAL LIABILITIES                              3,630,990
                                               -------------
    NET ASSETS                                 $ 456,202,741
                                               =============

COMPONENTS OF NET ASSETS
   Capital stock -- $0.10 par value
    (1,000,000,000 shares authorized)          $   2,643,221
   Paid-in capital                               374,782,608
   Overdistributed net investment income            (180,888)
   Accumulated net realized gain on
    investments and foreign currency
    related transactions                             971,291
   Net unrealized appreciation of
    investments and translation of
    assets and liabilities in foreign
    currencies                                    77,986,509
                                               -------------
    NET ASSETS                                 $ 456,202,741
                                               =============
Shares outstanding -- $0.10 par value             26,432,215
                                               -------------
    NET ASSET VALUE PER SHARE                  $       17.26
                                               =============

* Includes repurchase agreements.


STATEMENT OF OPERATIONS
Year Ended
December 31, 1996

INVESTMENT INCOME
Income:
   Dividends                                   $   7,600,963
   Interest                                          566,159
                                               -------------
                                                   8,167,122
 Less: Foreign tax withheld                          841,800
                                               -------------
   Total Income                                    7,325,322
                                               -------------
Expenses:
   Investment advisory fees -- Note 2              3,048,628
   Custodian fees                                    586,742
   Registration fees                                  29,039
   Audit fees                                         21,000
   Printing expense                                   18,669
   Directors fees -- Note 2                           12,000
   Transfer agent fees                                 3,300
   Insurance expense                                   2,956
   Legal fees                                          2,936
   Deferred organization expense -- Note 6               814
   Other                                                 705
                                               -------------
   Total Expenses                                  3,726,789
                                               -------------
Net Investment Income                              3,598,533
                                               -------------

Realized and Unrealized Gain/(Loss) On
 Investments and Currencies -- Note 4
  Net realized gain on investments -- Note 1       6,547,518
  Net realized gain on foreign currency
   related transactions-- Note 1                     302,729
  Net change in unrealized appreciation of
   investments -- Note 4                          46,643,973
  Net change in unrealized appreciation from
   translation of assets and liabilities in
   foreign currencies -- Note 4                     (659,672)
                                               -------------
Net Realized and Unrealized Gain on
  Investments and Foreign Currencies              52,834,548
                                               -------------
Net Increase in Net Assets
  Resulting from Operations                    $  56,433,081
                                               =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

------------------
 Baillie Gifford
International Fund
------------------
        6
------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended December 31,
                                                        1996           1995
                                                    ------------   ------------
INCREASE IN NET ASSETS
From Operations:
   Net investment income                            $  3,598,533   $  2,934,813
   Net realized gain on investments
     and foreign currency related transactions         6,850,247     17,921,236
   Net change in unrealized appreciation
     on investments and translation of
     assets and liabilities in foreign currencies     45,984,301     11,642,633
                                                    ------------   ------------
     Net Increase in Net Assets Resulting
       from Operations                                56,433,081     32,498,682
                                                    ------------   ------------
Distributions to Shareholders:
   Dividends from net investment income               (3,598,533)    (2,934,813)
   Distributions in excess of net investment income   (2,499,964)    (2,291,355)
   Net realized gains from investments                (5,631,085)   (13,499,965)
                                                    ------------   ------------
     Total Distribution to Shareholders              (11,729,582)   (18,726,133)
                                                    ------------   ------------
From Transaction in Shares:
   Increase in net assets from capital share
     transactions-- Note F                            94,212,372        464,452
                                                    ------------   ------------
     Net Increase in Net Assets                      138,915,871     14,237,001

Net Assets:
   Beginning of year                                 317,286,870    303,049,869
                                                    ------------   ------------
   End of year*                                     $456,202,741   $317,286,870
                                                    ============   ============

* Includes overdistributed net investment
  income of:                                        $   (180,888)  $   (263,641)

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                              ------------------
                                                               Baillie Gifford
                                                              International Fund
                                                              ------------------
                                                                      6
                                                              ------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                                                 February 8,
                                                                                                                  1991** to
                                                                         Year Ended December 31,                 December 31,
                                                         1996        1995        1994        1993        1992        1991
                                                       --------------------------------------------------------    --------
Net asset value, beginning of period ................  $  15.37    $  14.69    $  14.69    $  11.16    $  12.37    $  10.00
                                                       --------    --------    --------    --------    --------    --------
  Income from Investment Operations
  Net investment income .............................      0.15        0.16        0.15        0.23        0.09        0.04
  Net realized and unrealized gain/(loss) on
     investments and translation of assets and
     liabilities in foreign currencies ..............      2.21        1.49       (0.02)       3.54       (1.20)       2.52
                                                       --------    --------    --------    --------    --------    --------
  Net increase/(decrease) from investment
     operations .....................................      2.36        1.65        0.13        3.77       (1.11)       2.56
                                                       --------    --------    --------    --------    --------    --------

  Distributions to Shareholders
  Dividends from net investment income ..............     (0.14)      (0.15)      (0.13)      (0.24)      (0.10)      (0.04)
  Distributions in excess of net investment income ..     (0.10)      (0.12)       --          --          --          --
  Distributions from net realized gain on investments
     and foreign currency related transactions ......     (0.23)      (0.70)       --          --          --         (0.15)
                                                       --------    --------    --------    --------    --------    --------
  Total distributions ...............................     (0.47)      (0.97)      (0.13)      (0.24)      (0.10)      (0.19)
                                                       --------    --------    --------    --------    --------    --------

Net asset value, end of period ......................  $  17.26    $  15.37    $  14.69    $  14.69    $  11.16    $  12.37
                                                       ========    ========    ========    ========    ========    ========

Total return+ .......................................     15.41%      11.23%       0.87%      34.04%      (8.90%)      8.56%
                                                       ========    ========    ========    ========    ========    ========

Ratios/supplemental data:
  Net assets, end of period (000's omitted) .........  $456,203    $317,287    $303,050    $186,795    $ 55,175    $ 36,012
  Ratio of expenses to average net assets ...........      0.98%       0.99%       1.03%       1.11%       1.26%       1.67%*
  Ratio of net investment income to average
     net assets .....................................      0.94%       0.97%       1.11%       1.75%       0.88%       0.61%*
  Portfolio turnover ratio ..........................        38%         52%         27%         18%         44%         14%
  Average rate of commissions paid*** ...............  $  0.036

----------

+ Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

*   Annualized.

**  Commencement of operations.

*** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                       See notes to financial statements.

--------------------------------------------------------------------------------

----------------
 Baillie Gifford
Emerging Markets
----------------
       7
----------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1996

----------------------
COMMON STOCKS -- 82.6%
----------------------
    Shares                                              Value
-------------------------------------------------------------
 ARGENTINA -- 7.2%
  Bank -- 0.8%
    18,400  Banco Frances Del Rio La Plata     $      506,000
  Beverage-Brewing -- 0.4%
    29,200  Quilmes Industrial                        237,250
  Building Construction -- 0.2%
    43,400  Dycasa Dragados SA                        160,612
  Electric Utilities -- 1.0%
    42,000  Capex SA                                  698,250
  Gas Transport -- 0.8%
    42,500  Transportadora De Gas Del Sur*            520,625
  Oil and Gas -- 1.7%
   157,000  Perez Companc SA                        1,103,931
  Real Estate -- 0.5%
    11,700  IRSA Inversiones Y Represente             372,938
  Retail-Food -- 0.7%
    15,500  Disco SA*                                 437,875
  Telecommunications-- 0.4%
    19,515  Telecom Argentina                         285,797
  Telephone -- 0.7%
    19,200  Telefonica De Argentina SA                496,799
                                               --------------
                                                    4,820,077
                                               --------------

 BRAZIL -- 6.2%
  Industrial Machinery -- 1.0%
    65,000  Elevadores Atlas*                         638,052
  Metals-Steel -- 0.4%
     7,700  Usinas Siderurgicas De Minas+              78,733
    15,800  Usinas Siderurgicas De Minas ADR          161,555
  Real Estate -- 0.4%
    13,000  Brazil Realty SA*                         247,000
  Retail-Food -- 1.1%
    16,000  Bompreco SA Supermercados*                288,000
    26,200  Companhia Brasileira De Dist*             456,797
  Telecommunications -- 2.1%
11,250,000  Telebras Telec Brasileiras                806,587
     7,470  Telecomunicacoes Brasileiras              571,455
  Telephone -- 0.4%
 1,214,784  Telesp Tel Sao Paolo*                     262,586


  Tobacco -- 0.2%
    21,500  Souza Cruz (Cia)                          141,113
  Utilities-Electricity-- 0.8%
 2,200,000  Light Particapacoes*                      533,539
                                               --------------
                                                    4,185,417
                                               --------------
 CHINA -- 0.2%
  Electrical Equipment -- 0.1%
   144,000  Shanghai Shangling*                        62,496
  Tires and Rubber -- 0.1%
     8,000  China Tire Hldgs. Ltd.                     78,000
                                               --------------
                                                      140,496
                                               --------------
 CHILE -- 4.3%
  Mining -- 1.2%
   139,400  Antofagasta Holdings*                     811,993
  Mutual Fund -- 1.5%
    25,600  Genesis Chile Fund                      1,036,800
  Telecommunications -- 0.5%
     3,500  Companhia De Telecommunicaciones          353,937
  Utilities-Electricity -- 1.0%
    22,800  Empresa Nacional De Elec.                 353,400
    11,500  Enersis SA                                319,125
                                               --------------
                                                    2,875,255
                                               --------------
 COLOMBIA -- 0.9%
  Bank -- 0.4%
    12,300  Banco Industrial Colombiano               255,225
  Construction Materials -- 0.5%
    32,700  Gran Cadena De Almacenes                  335,175
                                               --------------
                                                      590,400
                                               --------------
 CZECH REPUBLIC-- 3.0%
  Banks -- 0.7%
    17,000  Komercni Banka                            460,700
  Building Construction -- 0.6%
    38,500  IPS Praha*                                410,523
  Food and Beverages-- 0.9%
     2,400  Plzensky Prazdroj*                        222,377
     4,200  Prazske Pivorary                          401,515
  Telecommunications -- 0.8%
     4,000  SPT Telecom AS*                           497,996
                                               --------------
                                                    1,993,111
                                               --------------


                       See notes to financial statements.

* Non-income producing security.
+ Section 144A restricted securities

--------------------------------------------------------------------------------

                                                                ----------------
                                                                Baillie Gifford
                                                                Emerging Markets
                                                                ----------------
                                                                       7
                                                                ----------------

--------------------------------------------------------------------------------

   Shares                                              Value
------------------------------------------------------------
HONG KONG -- 18.0%
 Bank -- 1.6%
   49,800  HSBC Holdings                      $    1,065,602
 Conglomerates-- 3.9%
  300,000  CITIC Pacific Ltd.                      1,741,548
1,800,000  CNT Group Ltd.                            146,616
  106,000  Hutchinson Whampoa*                       832,568
 Containers-Glass -- 0.2%
  400,000  Sinocan Holdings                          196,522
 Financial Services -- 1.4%
  135,000  Guoco Group                               755,770
 Industrial Machinery-- 0.5%
  260,000  Chen Hsong Holdings                       157,993
  625,000  Lung Kee (Bermuda)                        185,855
 Leisure Time -- 1.2%
1,750,000  China Travel International                774,937
 Lodging -- 0.3%
  150,000  Mandarin Oriental                         211,500
 Publishing -- 0.3%
  451,000  Oriental Press Group                      187,123
 Real Estate -- 7.4%
  148,000  Henderson Land Development              1,492,533
1,650,000  Hon Kwok Land Inv.                        639,990
  229,878  Hong Kong Land Hldg.                      639,061
  280,000  New World Development Co.               1,891,525
  300,000  Tai Cheung Holdings                       283,147
 Retail -- 0.5%
  800,000  Esprit Asia                               354,257
 Telephone -- 0.7%
  304,800  Hong Kong Telecommunications              490,628
                                              --------------
                                                  12,047,175
                                              --------------

HUNGARY -- 4.3%
 Building Materials -- 0.7%
   11,500  Zalakeramia                               487,167
 Consumer Goods -- 0.7%
   14,000  Graboplast Textile*                       473,593
 Food and Beverage -- 0.7%
    7,000  Pick Szeged RT*+                          436,767
 Lodging -- 0.8%
   20,000  Danubius Hotel*                           525,665
 Pharmaceutical-- 0.7%
    8,000  Richter Gedeon VEG                        466,208
 Plastic -- 0.7%
   13,750  Pannonplast                               505,952
                                              --------------
                                                   2,895,352
                                              --------------
INDIA -- 1.2%
 Automobile -- 0.1%
    2,000  Bajaj Auto                                 68,000
 Building and Construction-- 0.1%
    5,500  Larsen & Toubro Ltd.                       80,163
 Drugs and Healthcare -- 0.0%
   10,000  Core Health Care Parenterals                7,500
 Electrical Equipment -- 0.0%
   20,000  Himachal Futuristi*                        20,000
 Electric Utilities -- 0.0%
   10,000  CESC                                       13,500
 Financial Services-- 0.5%
   20,000  St. Bk. India*                            347,400
 Lodging -- 0.2%
    5,000  Indian Hotel*                             126,550
 Industrial Machinery -- 0.0%
   23,000  NEPC Micon                                  5,290
 Metals -- 0.1%
   12,000  Indian Aluminum                            60,600
 Tobacco -- 0.2%
    8,000  ITC Ltd.                                   82,000
                                              --------------
                                                     811,003
                                              --------------
INDONESIA -- 3.2%
 Banks -- 1.1%
  183,466  Bank International Indonesia              180,592
  480,000  Bk Bira                                   569,009
 Household Products -- 0.1%
    6,000  Unilever Indonesia                         88,400
 Other -- 1.2%
  138,000  Daya Guna Samudera*                       160,669
  400,000  Fiskagarung Perk*                         334,462
  110,000  London Sumatra*                           291,067


                       See notes to financial statements.

* Non-income producing security.
+ Section 144A restricted securities

--------------------------------------------------------------------------------
                                       81

----------------
 Baillie Gifford
Emerging Markets
----------------
       7
----------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1996

   Shares                                              Value
------------------------------------------------------------
 Retail Trade -- 0.3%
  200,000  Matahari Putra Pri                 $      232,854
 Tobacco-- 0.5%
   60,000  HM Sampoerna*                             320,068
                                              --------------
                                                   2,177,121
                                              --------------
KOREA -- 0.4%
 Automobile -- 0.2%
   17,000  Hyundai Motor Co.*                        126,650
 Electronics -- 0.2%
    8,062  Samsung Electronics Ltd.+                 148,743
       76  Samsung Electronics Ltd. (wts)+             3,145
                                              --------------
                                                     278,538
                                              --------------

MALAYSIA -- 5.9%
 Bank -- 0.6%
  175,000  Southern Bank Berhad                      422,392
 Building Construction -- 0.8%
   52,000  IJM Corp. Berhad                          122,510
   45,000  United Engineers Berhad                   406,256
 Business Services -- 0.2%
   52,000  Kelang Container Terminal                 123,540
 Conglomerate -- 0.7%
  250,000  Renong Berhad                             443,477
 Financial Services -- 1.1%
  100,000  Affin Holdings Berhad                     275,193
  300,000  DCB Holdings Berhad*                      451,396
 Insurance -- 0.8%
  110,000  Malaysian Assurance                       535,736
 Leisure Time -- 0.6%
   90,000  Resorts World Berhad                      409,820
 Metals -- 0.3%
   50,000  Maruichi Malay Steel                      179,172
 Telephone -- 0.3%
   24,000  Telekom Malaysia                          213,819
 Tobacco -- 0.5%
  130,000  R.J. Reynolds Berhad                      352,603
                                              --------------
                                                   3,935,914
                                              --------------

MEXICO -- 6.2%
 Capital Goods-Technology -- 0.5%
   18,000  Acer Computec Latino Amer. SA*            315,720
 Cement Construction -- 0.2%
  140,000  Grupo Cem Chihuahua*                      162,551
 Conglomerates -- 0.6%
   83,666  Alfa SA                                   390,059
 Financial Services-- 1.1%
  314,000  Grupo Fin Banorte*                        311,128
  125,217  Grupo Financiero Inbursa SA               430,862
 Food, Beverage and Tobacco-- 1.8%
   42,000  Grupo Carso SA De CV                      441,000
   60,000  Grupo Continental                         299,543
    9,600  Pan American Beverages, Inc.              450,000
 Retail Trade -- 0.5%
  180,000  Organiz Soriana                           345,274
 Telecommunications -- 1.5%
   15,600  Carso Global Telecom SA*                   36,186
   28,600  Telefonos De Mexico SA                    943,800
                                              --------------
                                                   4,126,123
                                              --------------

PAKISTAN -- 1.3%
 Chemicals -- 0.7%
  300,000  Fauji Fertilizer*                         505,241
 Electric Utilities -- 0.6%
  319,000  Hub Power Co.*                            394,250
                                              --------------
                                                     899,491
                                              --------------

PANAMA -- 0.8%
 Bank -- 0.8%
   10,000  Banco Latino Amricano De Exp.*            507,500
                                              --------------

PERU -- 1.9%
 Building Materials -- 0.7%
   33,200  Cementos Lima*                            485,637
 Food and Beverage -- 0.6%
  430,000  Backus & Johnston                         370,477
 Metals -- 0.3%
   16,500  Southern Peru Copper Corp.*               236,434


                       See notes to financial statements.

* Non-income producing security.
+ Section 144A restricted securities

--------------------------------------------------------------------------------

                                                                ----------------
                                                                Baillie Gifford
                                                                Emerging Markets
                                                                ----------------
                                                                       7
                                                                ----------------

--------------------------------------------------------------------------------

   Shares                                              Value
------------------------------------------------------------
 Telecommunications -- 0.3%
  106,000  Telefonica Del Peru                $      197,266
                                              --------------
                                                   1,289,814
                                              --------------

PHILIPPINES -- 2.7%
 Business Services -- 0.7%
  900,000  International Container*                  470,532
 Conglomerate -- 0.7%
   65,000  Benpres Holdings Corp.*                   487,500
 Food and Beverage -- 0.0%
  350,000  RFM Corp.*                                 59,886
 Homebuilders -- 0.7%
  900,000  C & P Homes, Inc.                         461,977
 Real Estate -- 0.6%
2,500,000  MRC Allied Industries*                    332,700
                                              --------------
                                                   1,812,595
                                              --------------

POLAND -- 2.6%
 Bank -- 0.4%
    9,000  Bre (Bk Rozw Exp.)                        269,931
 Chemicals -- 0.9%
  102,086  Polifarb Wroclaw                          576,757
 Conglomerate -- 1.1%
   78,000  Elektrim                                  707,261
 Food and Beverage-- 0.3%
    4,000  Zywiec                                    185,534
                                              --------------
                                                   1,739,483
                                              --------------

PORTUGAL -- 0.1%
 Telecommunications -- 0.1%
    1,000  Telecel Comuni Pes*                        63,850
                                              --------------

SINGAPORE -- 3.5%
 Air Travel -- 0.4%
   27,000  Singapore Airlines                        245,051
 Automobile -- 0.3%
   17,000  Cycle & Carriage                          207,747
 Bank -- 0.4%
   19,884  Overseas Chinese Bank                     247,253
 Construction -- 0.2%
   48,000  Clipsal Industries*                       174,720
 Electronics -- 0.8%
  210,000  Venture Manufacturing*                    522,261
 Publishing -- 0.5%
   18,000  Singapore Press HD                        355,035
 Real Estate -- 0.8%
   66,000  DBS Land                                  242,907
   95,000  Wing Tai Holdings                         271,564
 Retail Trade -- 0.1%
   76,000  Courts (Singapore)                         94,505
                                              --------------
                                                   2,361,043
                                              --------------

SOUTH AFRICA -- 1.7%
 Mining -- 0.9%
   10,000  De Beers Centenary                        286,417
   80,000  Gencor                                    290,691
 Oil-Domestic -- 0.8%
   44,683  Sasol                                     530,064
                                              --------------
                                                   1,107,172
                                              --------------

TAIWAN -- 6.9%
 Bank -- 0.6%
  128,700  ICBC                                      393,120
 Container -- 0.7%
  350,320  Ton Yi Industrial Corp.                   435,671
 Electronics -- 0.7%
  228,530  Tatung                                    440,439
 Financial-Other-- 0.7%
  248,250  China Development                         758,291
 Insurance -- 1.3%
  139,100  Cathay Pacific Ins.                       885,182
 Mechandising-Department Store -- 0.8%
  371,049  Far East Dept. Store                      508,674
 Plastic -- 0.5%
  140,000  Formosa Plastic*                          351,273
 Steel -- 0.5%
  393,000  China Steel                               368,706
 Transportation -- 0.7%
  170,220  Yang Ming Marine                          490,036
                                              --------------
                                                   4,631,392
                                              --------------


                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

----------------
 Baillie Gifford
Emerging Markets
----------------
       7
----------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1996

   Shares                                              Value
------------------------------------------------------------
THAILAND -- 0.1%
 Industrial Machinery -- 0.1%
   15,000  CP Feedmill Co.                          $ 54,394
 Trucking and Freight Forwarding-- 0.1%
   28,000  Precious Shipping                          46,947
                                              --------------
                                                     101,341
                                              --------------

TOTAL COMMON STOCKS
 (Cost $47,986,678)                               55,389,663
                                              --------------

------------------------
PREFERRED STOCKS -- 7.8%
------------------------
   Shares                                              Value
------------------------------------------------------------
63,999,737  Banco Bradesco SA                      $ 463,784
       900  Bardella Ind. SA                          85,739
   830,000  Brahma (CIA Cervejas)                    453,700
18,355,000  Cemig CIA Energ. MG                      625,317
   600,500  Cent. Elet. Sta. Cata                    560,567
 1,840,000  Coteminas CIA Tec                        587,203
 9,097,200  Lojas Renner SA                          420,234
 7,200,000  Petrol Brasileiros                     1,146,762
   500,000  Telepar Tel. Parana                      279,617
19,000,000  Unibanco                                 619,863
                                              --------------

TOTAL PREFERRED STOCKS
 (Cost $4,394,706)                                 5,242,786
                                              --------------

-------------------------
CONVERTIBLE BONDS -- 2.0%
-------------------------

   Principal
    Amount                                             Value
------------------------------------------------------------
$1,075,000  Metro Pacific Capital Convertible
            B ds., 2.50% due 4/11/03          $    1,144,875
   200,000  RFM Capital Convertible Bds.,
            2.75% due 5/30/06                        200,000
                                              --------------
TOTAL CONVERTIBLE BONDS
 (Cost $1,468,847)                                 1,344,875
                                              --------------

----------------------------
REPURCHASE AGREEMENT -- 7.2%
----------------------------
Principal                     Maturity
   Amount                       Date                   Value
------------------------------------------------------------
$4,855,000 State Street Bank & Trust
           repurchase agreement,
           dated 12/31/96, maturity
           value $4,856,281 at 4.75%
           due 1/2/97 (collateralized
           by $4,885,000 U.S.
           Treasury Notes, 6.25%
           due 4/30/01)        1/2/97         $    4,855,000
                                              --------------

TOTAL REPURCHASE AGREEMENT
 (Cost $4,855,000)                                 4,855,000
                                              --------------

TOTAL INVESTMENTS -- 99.6%
 (Cost $58,705,231)                               66,832,324

CASH, RECEIVABLES AND OTHER
 ASSETS LESS PAYABLES -- 0.4%                        229,780
                                              --------------

NET ASSETS-- 100.0%                           $   67,062,104
                                              ==============


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                Baillie Gifford
                                                                Emerging Markets
                                                                ----------------
                                                                       7
                                                                ----------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1996

ASSETS:
  Investments, at identified cost*            $   58,705,231
                                              ==============

  Investments, at market                      $   61,977,324
  Repurchase agreements                            4,855,000
                                              --------------
  TOTAL INVESTMENTS                               66,832,324

  Cash                                                 2,871
  Foreign currency (Cost $233,208)                   232,987
  Dividends receivable                               115,594
  Receivable for fund shares sold                     75,840
  Interest receivable                                 23,255
  Foreign tax receivable                               1,892
  Deferred organization expenses -- Note 6             1,415
                                              --------------
  TOTAL ASSETS                                    67,286,178
                                              --------------

LIABILITIES:
  Accrued expenses                                    11,763
  Foreign tax withholding                              6,424
  Due to affiliates                                  205,887
                                              --------------
  TOTAL LIABILITIES                                  224,074
                                              --------------
  NET ASSETS                                  $   67,062,104
                                              ==============

COMPONENTS OF NET ASSETS
  Capital stock -- $0.10 par value
    (1,000,000,000 shares authorized)         $      636,538
  Paid-in capital                                 58,788,122
  Undistributed net investment income                 30,593
  Accumulated net realized loss on
    investments and foreign currency
    related transactions                            (518,277)
  Net unrealized appreciation of investments
    and translation of assets and liabilities
    in foreign currency                            8,125,128
                                              --------------
  NET ASSETS                                  $   67,062,104
                                              ==============

  Shares outstanding-- $0.10 par value             6,365,378
                                              --------------

  NET ASSET VALUE PER SHARE                   $        10.54
                                              ==============
* Includes repurchase agreements.


STATEMENT OF OPERATIONS
Year Ended
December 31, 1996

INVESTMENT INCOME
Income:
  Dividends                                   $    1,173,253
  Interest                                           160,849
                                              --------------
                                                   1,334,102
  Less: Foreign tax withheld                         115,372
                                              --------------
    Total Income                                   1,218,730
                                              --------------

Expenses:
 Investment advisory fees-- Note 2                   513,410
 Custodian fees                                      217,617
 Audit fees                                           21,000
 Directors' fees-- Note 2                             12,000
 Printing expense                                      7,714
 Registration fees                                     6,187
 Transfer agent fees                                   3,300
 Legal fees                                            1,020
 Deferred organization expense-- Note 6                  509
 Insurance expense                                       318
 Other                                                   705
                                              --------------
    Total Expenses                                   783,780
                                              --------------
Net Investment Income                                434,950
                                              --------------

Realized and Unrealized Gain/(Loss) On
 Investments and Currencies -- Note 4
  Net realized gain on investments -- Note 1       2,318,728
  Net realized loss on foreign currency related
    transactions -- Note 1                          (855,638)
  Net change in unrealized depreciation of
    investments -- Note 4                          8,835,627
  Net change in unrealized depreciation from
    translation of assets and liabilities in foreign
    currencies -- Note 4                              23,662
                                              --------------
  Net Realized and Unrealized Gain on
    Investments and Foreign Currencies            10,322,379
                                              --------------
  Net Increase in Net Assets
    Resulting from Operations                 $   10,757,329
                                              ==============


                       See notes to financial statements.

--------------------------------------------------------------------------------

----------------
 Baillie Gifford
Emerging Markets
----------------
       7
----------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended December 31,
                                                         1996          1995
                                                     -----------   ------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
  Net investment income                              $   434,950   $    263,088
  Net realized gain/(loss) on investments and
    foreign currency related transactions              1,463,090     (2,092,868)
  Net change in unrealized depreciation on
    investments and translation of assets and
    liabilities in foreign currencies                  8,859,289      2,264,145
                                                     -----------   ------------
    Net Increase in Net Assets Resulting from
      Operations                                      10,757,329        434,365
                                                     -----------   ------------

Distributions to Shareholders:
  Dividends from net investment income                      --         (263,088)
  Dividends in excess of net investment income              --         (398,138)
                                                     -----------   ------------
    Total Distributions to Shareholders                     --         (661,226)
                                                     -----------   ------------

From Transaction in Shares:
  Increase in net assets from capital share
    transactions -- Note F                            22,086,308     10,376,428
                                                     -----------   ------------
    Net Increase in Net Assets                        32,843,637     10,149,567

Net Assets:
  Beginning of year                                   34,218,467     24,068,900
                                                     -----------   ------------
  End of year*                                       $67,062,104   $ 34,218,467
                                                     ===========   ============


* Includes undistributed/(overdistributed) net
  investment income of:                              $    30,593   $   (372,137)


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                Baillie Gifford
                                                                Emerging Markets
                                                                ----------------
                                                                       7
                                                                ----------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                     October 17,
                                                                                      1994**  to
                                                         Year Ended December 31,     December 31,
                                                            1996          1995           1994
                                                        -----------   -----------    -----------
Net asset value, beginning of period .................  $      8.46   $      8.68    $      9.87
                                                        -----------   -----------    -----------
  Income from Investment Operations
  Net investment income/(loss) .......................         0.07          0.07          (0.01)
  Net realized and unrealized gain/(loss) on
    investments and translation of assets and
    liabilities in foreign currency ..................         2.01         (0.12)         (1.17)
                                                        -----------   -----------    -----------
  Net increase/(decrease) from investment operations .         2.08         (0.05)         (1.18)
                                                        -----------   -----------    -----------

  Distributions to Shareholders
  Dividends from net investment income ...............         --           (0.07)         (0.01)
  Dividends in excess of net investment income .......         --           (0.10)          --
                                                        -----------   -----------    -----------
  Total distributions ................................         --           (0.17)         (0.01)
                                                        -----------   -----------    -----------
Net asset value, end of period .......................  $     10.54   $      8.46    $      8.68
                                                        ===========   ===========    ===========

Total return+ ........................................        24.59%        (0.60)%       (11.97)%
                                                        ===========   ===========    ===========
Ratios/supplemental data:
  Net assets, end of period (000's omitted) ..........  $    67,062   $    34,218    $    24,069
  Ratio of expenses to average net assets ............         1.53%         1.67%          2.28%*
  Ratio of net investment income to average net assets         0.85%         0.89%          0.94%*
  Portfolio turnover ratio ...........................           46%           52%          --
  Average rate of commissions paid*** ................  $     0.031

----------
+ Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all the periods shown. The total return shown may not accord with the net income in net assets resulting from operations in the statement of operations due to the timing in reinvestment price dividends in 1995.
*    Annualized.
**   Commencement of public offering of the Fund's shares.
*** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


                       See notes to financial statements.

--------------------------------------------------------------------------------

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----------------
    GBG Funds
----------------
       7
----------------

--------------------------------------------------------------------------------
GBG Funds Inc., Baillie Gifford International Fund
and Baillie Gifford Emerging Markets Fund
--------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

     GBG Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act). The Company, which was incorporated in Maryland on October 29, 1990, was formerly known as Baillie Gifford International Fund, Inc. Shares of the Company are offered in two series: Baillie Gifford International Fund
(BGIF) and Baillie Gifford Emerging Markets Fund (BGEMF). The series are collectively referred to herein as the "Funds." Shares of the Funds are only sold to certain separate accounts of The Guardian Insurance and Annuity Company, Inc. (GIAC). GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America. The Funds are available for investment only through the allocation of contract values under certain variable annuity and variable life insurance contracts issued by GIAC. Upon commencing its operations on September 13, 1994, BGEMF sold 2,000,000 shares of its capital stock to The Guardian Life Insurance Company of America for $20,000,000 to facilitate the commencement of operations.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Valuation of Investments

     Investments are carried at value. Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded at the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

     Repurchase agreements are carried at cost which approximates market value (See note E).

Foreign Currency Translation

     The books and records of the Funds are maintained in U.S. dollars as follows:

     (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

     (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The resulting gains and losses are included in the Statement of Operations.

     Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pay foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent

--------------------------------------------------------------------------------

                                                                ----------------
                                                                    GBG Funds
                                                                ----------------
                                                                       7
                                                                ----------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

amounts are actually received or paid, are included in net realized gain on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gain or loss on foreign currency related transactions. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities in foreign currencies.

Forward Foreign Currency Contracts

     The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Funds. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. Neither Fund will enter into a forward foreign currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Securities Transactions and Investment Income

     Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Taxes

     Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed in accordance with the provisions of the Code to its shareholders. Therefore, no federal income tax provision is required. Losses on security transactions arising after October 31 are treated as arising on the first day of the Funds' next fiscal year.

     Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Fund will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

     At December 31, 1996, for federal income tax purposes, Baillie Gifford Emerging Markets Fund had a net capital loss carryforward of $501,191, which expires in 2003.

Dividends and Distributions to Shareholders

     The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the Funds' policy is to distribute net investment income

--------------------------------------------------------------------------------

----------------
    GBG Funds
----------------
       7
----------------

--------------------------------------------------------------------------------
GBG Funds Inc., Baillie Gifford International Fund
and Baillie Gifford Emerging Markets Fund
--------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

approximately every six months and net capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.

Reclassifications of Capital Accounts

     The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

     During the year ended December 31, 1996, BGIF and BGEMF reclassified amounts to paid-in capital from overdistributed net investment income and accumulated net realized gain/(loss) on investments and foreign currency related transac tions. Increases (decreases) to the various capital accounts were as follows:

                                                  Accumulated net
                                                realized gain/(loss)
                         Undistributed/          on investments and
          Paid in       (overdistributed)       net foreign currency
          Capital      investment income        related transactions
          -------      -----------------        --------------------
BGIF     $(25,320)         $2,582,717                $(2,557,397)
BGEMF     (75,674)            (32,221)                   107,895

------------------------------------------
Note B -- Investment Management Agreements
          and Payments to Related Parties
------------------------------------------

     The Company has investment management agreements with Guardian Baillie Gifford Ltd. (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Ltd. (BG Overseas). GBG is responsible for the overall investment management of the Funds' portfolios subject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreements with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of the Funds' portfolios. GBG continually monitors and evaluates the performance of BG Overseas.

     As compensation for its services, GBG receives a management fee computed at the rate of .80% of BGIF's daily average net assets and 1.00% of BGEMF's daily average net assets. One-half of these fees (.40% relating to BGIF and .50% relating to BGEMF) are payable by GBG to BG Overseas for its services. Payment of the sub-management fees does not represent a separate or additional expense to the Funds.

     No compensation is paid by the Company to a director who is deemed to be an "interested per son" (as defined in the 1940 Act) of the Company. Each director not deemed an "interested person" is paid an annual fee of $500 and $350 for attendance at each meeting of the Company. The aggregate remunerations paid by BGIF and BGEMF to the Company's disinterested directors amounted to $12,000, for the year ended December 31, 1996.

-------------------------------------------
Note C -- Deferred Organization and Initial
          Offering Expenses
-------------------------------------------

     BGIF incurred expenses of $39,110 in connection with its organization and registration. These expenses were advanced by GIAC and were repaid by BGIF upon completion of its first year of operations. BGEMF's expenses of $2,536 in connection with its organization and registration were advanced by GIAC and were repaid upon completion of its first year of operations. These expenses have been deferred and are

--------------------------------------------------------------------------------

                                                                ----------------
                                                                    GBG Funds
                                                                ----------------
                                                                       7
                                                                ----------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

being amortized on a straight-line basis over a five year period, beginning with the commencement of BGIF's operations in February, 1991 and BGEMF's operations in September, 1994.

---------------------------------
Note D -- Investment Transactions
---------------------------------

     Purchases and proceeds from sales of securities (excluding short-term securities) were as follows:

                                            For the Year Ended December 31, 1996
                                            ------------------------------------
                                                  BGIF              BGEMF
                                                  ----              -----
Purchases
  Stocks and debt obligations ...........     $238,875,217       $42,782,440
Proceeds
  Stocks and debt obligations ...........     $145,302,039       $22,715,331

     The cost of investments owned at December 31, 1996 for federal income tax purposes for BGIF and BGEMF are $372,048,224 and $58,423,833, respectively. The gross unrealized appreciation and (depreciation) at December 31, 1996 were as follows:

                                                  BGIF              BGEMF
                                                  ----              -----
Gross Appreciation ......................     $ 89,505,413      $ 11,953,937
Gross Depreciation ......................      (11,467,965)       (3,767,734)
                                              ------------      ------------
   Net Unrealized Appreciation ..........     $ 78,037,448      $  8,186,203
                                              ============      ============

     Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     There were no open forward foreign currency contracts at December 31, 1996.

--------------------------------------------------------------------------------

----------------
    GBG Funds
----------------
       7
----------------

--------------------------------------------------------------------------------
GBG Funds Inc., Baillie Gifford International Fund
and Baillie Gifford Emerging Markets Fund
--------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

-------------------------------
Note E -- Repurchase Agreements
-------------------------------

     Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Funds. Repurchase agreements of more than seven days' duration (or investments in any other securities which are deemed to be not readily marketable by the staff of the Securities and Exchange Commission) are not permitted if more than 10% of the applicable Fund's net assets would be so invested.

---------------------------------------
Note F -- Transactions in Capital Stock
---------------------------------------

     Transactions in capital stock were as follows:

Baillie Gifford International Fund:

                                                 Year Ended December 31,      Year Ended December 31,
                                                          1996                         1995
                                               ------------------------------------------------------
                                                  Shares        Amount         Shares        Amount
                                                  ------        ------         ------        ------
Shares sold ...............................     8,699,658   $ 141,728,936     4,880,975   $ 72,367,583
Shares issued in reinvestments of dividends
  from net investment income and net
  realized gain on sales of investments ...       688,306      11,729,581     1,223,131     18,726,133
                                               ----------   -------------    ----------   ------------
                                                9,387,964     153,458,517     6,104,106     91,093,716
Less shares repurchased ...................    (3,603,378)    (59,246,145)   (6,081,659)   (90,629,264)
                                               ----------   -------------    ----------   ------------
NET INCREASE ..............................     5,784,586   $  94,212,372        22,447   $    464,452
                                               ==========   =============    ==========   ============

Baillie Gifford Emerging Markets Fund:

                                                 Year Ended December 31,      Year Ended December 31,
                                                          1996                         1995
                                               ------------------------------------------------------
                                                  Shares        Amount         Shares        Amount
                                                  ------        ------         ------        ------
Shares sold ...............................     4,246,440   $  40,664,774     1,755,017   $ 14,439,213
Shares issued in reinvestments of dividends
  from net investment income and net
  realized gain on sales of investments ...          --              --          78,437        661,226
                                                4,246,440      40,664,774     1,833,454     15,100,439
                                               ----------   -------------    ----------   ------------
Less shares repurchased ...................    (1,923,662)    (18,578,466)     (564,171)    (4,724,011)
                                               ----------   -------------    ----------   ------------
NET INCREASE ..............................     2,322,778   $  22,086,308     1,269,283   $ 10,376,428
                                               ==========   =============    ==========   ============

--------------------------------------------------------------------------------

                                                                ----------------
                                                                    GBG Funds
                                                                ----------------
                                                                       7
                                                                ----------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

------------------------
Note G -- Line of Credit
------------------------

     A $20,000,000 line of credit available to each Fund and the other Guardian related Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360-day basis per annum. For the year ended December 31, 1996, neither of the Funds borrowed against this line of credit.

-----------------------------
Note H -- Shareholder Meeting
-----------------------------

     On March 20, 1996, a special meeting of the shareholders of BGIF and BGEMF was held.

     Shareholders of BGIF elected the following directors with votes as indicated:

NAME OF DIRECTOR            FOR         WITHHELD
----------------            ---         --------
John C. Angle            2,597,735       85,635
Frank J. Fabozzi         2,601,151       82,219
Arthur V. Ferrara        2,597,735       85,635
Leo R. Futia             2,596,994       86,376
William W. Hewitt, Jr.   2,601,151       82,219
Sidney I. Lirtzman       2,601,151       82,219
Joseph D. Sargent        2,600,039       83,331
Carl W. Shafer           2,597,937       85,433
Robert G. Smith          2,601,151       82,219


     Shareholders of BGEMF elected the following directors with votes as indicated:

NAME OF DIRECTOR            FOR         WITHHELD
----------------            ---         --------
John C. Angle           19,687,492      372,059
Frank J. Fabozzi        19,731,574      327,977
Arthur V. Ferrara       19,714,830      344,721
Leo R. Futia            19,681,459      378,092
William W. Hewitt, Jr.  19,720,640      338,911
Sidney I. Lirtzman      19,729,190      330,361
Joseph D. Sargent       19,722,726      336,825
Carl W. Shafer          19,719,041      340,510
Robert G. Smith         19,723,008      336,543

--------------------------------------------------------------------------------

----------------
    GBG Funds
----------------
       7
----------------

--------------------------------------------------------------------------------
GBG Funds Inc., Baillie Gifford International Fund
and Baillie Gifford Emerging Markets Fund
--------------------------------------------------

REPORT OF ERNST & YOUNG INDEPENDENT AUDITORS


Board of Directors and Shareholders
GBG Funds, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Baillie Gifford Emerging Markets Fund (one of the portfolios of GBG Funds, Inc.) as of December 31, 1996, and the related statements of operations for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and the period from September 13, 1994 to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Baillie Gifford Emerging Markets Fund at December 31, 1996 and the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and the period from September 13, 1994 to December 31, 1994, in conformity with generally accepted accounting principles.


                                       /s/ Ernst & Young LLP


New York, New York
February 9, 1997

--------------------------------------------------------------------------------

                                                                ----------------
                                                                    GBG Funds
                                                                ----------------
                                                                       7
                                                                ----------------

--------------------------------------------------------------------------------




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--------------------
Value Line Centurion
     Fund, Inc.
--------------------
         8
--------------------
--------------------------------------------------------------------------------
  Value Line Centurion Fund, Inc.
---------------------------------

  SCHEDULE OF INVESTMENTS
  December 31, 1996

  ----------------------
  COMMON STOCKS -- 96.2%
  ----------------------

   Shares                                      Value
--------------------------------------------------------------------------------

Air Transport -- 2.4%
  100,000  AMR Corp.*                    $ 8,812,500
  300,000  Alaska Air Group, Inc.*         6,300,000
                                         -----------
                                          15,112,500
                                         -----------
Bank -- 6.1%
   75,000  BankAmerica Corp.               7,481,250
  200,000  Citicorp                       20,600,000
  150,000  Mellon Bank Corp.              10,650,000
                                         -----------
                                          38,731,250
                                         -----------
Beverage-Soft Drink -- 1.0%
  125,000  Coca-Cola Co.                   6,578,125
                                         -----------
Computer & Peripherals -- 16.9%
  325,000  Cascade Communications Corp.*  17,915,625
  400,000  Cisco Systems, Inc.*           25,450,000
  175,000  Compaq Computer Corp.*         12,993,750
  300,000  Dell Computer Corp.*           15,937,500
  250,000  Gateway 2000, Inc.*            13,390,625
  460,000  Sun Microsystems, Inc.*        11,816,250
  140,000  3Com Corp.*                    10,272,500
                                         -----------
                                         107,776,250
                                         -----------
Computer Software & Services -- 5.6%
  400,000  BMC Software, Inc.*            16,550,000
  220,000  Computer Associates
           International, Inc.            10,945,000
  100,000  Microsoft Corp.*                8,262,500
                                         -----------
                                          35,757,500
                                         -----------
Drug -- 5.4%
  120,000  Amgen, Inc.*                    6,525,000
  250,000  Biogen Inc.*                    9,687,500
  120,000  Merck & Co., Inc.               9,510,000
  105,000  Pfizer, Inc.                    8,701,875
                                         -----------
                                          34,424,375
                                         -----------
Financial Services -- 6.5%
  300,000  First USA, Inc.                10,387,500
  250,000  Green Tree Financial Corp.      9,656,250
  475,000  Money Store, Inc. (The)        13,121,875
  190,000  Travelers Group, Inc.           8,621,250
                                         -----------
                                          41,786,875
                                         -----------
Grocery -- 1.2%
  250,000  Great Atlantic & Pacific
           Tea Co., Inc.                   7,968,750
                                         -----------
Healthcare Information Systems -- 1.9%
  200,000  HBO & Co.                     $11,875,000
                                         -----------
Insurance-Diversified -- 1.9%
  113,500  American International
           Group, Inc.                    12,286,375
                                         -----------
Insurance-Life -- 3.5%
  175,000  Conseco, Inc.                  11,156,250
  250,000  SunAmerica, Inc.               11,093,750
                                         -----------
                                          22,250,000
                                         -----------
Machinery-Construction & Mining -- 1.8%
  285,000  Deere & Co.                    11,578,125
                                         -----------
Manufactured Housing/Recreational
 Vehicles -- 3.1%
  217,000  Coachmen Industries, Inc.       6,157,375
  600,000  Oakwood Homes Corp.            13,725,000
                                         -----------
                                          19,882,375
                                         -----------
Medical Services -- 1.6%
  310,000  Omnicare, Inc.                  9,958,750
                                         -----------
Medical Supplies -- 2.5%
  120,000  Johnson & Johnson               5,970,000
  150,000  Medtronic, Inc.                10,200,000
                                         -----------
                                          16,170,000
                                         -----------
Office Equipment & Supplies -- 1.1%
  400,000  Staples, Inc.*                  7,225,000
                                         -----------
Oilfield Services/Equipment -- 8.5%
  300,000  Baker Hughes, Inc.             10,350,000
  350,000  Global Marine, Inc.*            7,218,750
  335,000  Tidewater, Inc.                15,158,750
  350,000  Transocean Offshore Inc.       21,918,750
                                         -----------
                                          54,646,250
                                         -----------
Petroleum-Producing -- 1.7%
  200,000  Louisiana Land &
           Exploration Co.                10,725,000
                                         -----------
Recreation -- 0.8%
  185,000  Callaway Golf Company           5,318,750
                                         -----------
Retail Building Supply -- 2.9%
  250,000  Home Depot, Inc.               12,531,250
  165,000  Lowe's Companies, Inc.          5,857,500
                                         -----------
                                          18,388,750
                                         -----------


                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       96

                                                            --------------------
                                                            Value Line Centurion
                                                                  Fund, Inc.
                                                            --------------------
                                                                      8
                                                            --------------------
--------------------------------------------------------------------------------
   Shares                                      Value
--------------------------------------------------------------------------------

Retail-Special Lines -- 6.7%
  300,000  Bed, Bath & Beyond, Inc.*     $ 7,275,000
  320,000  CompUSA, Inc.*                  6,600,000
  500,000  Gap, Inc.                      15,062,500
  650,000  PETsMART, Inc.*                14,218,750
                                         -----------
                                          43,156,250
                                         -----------
Semiconductor -- 3.8%
  185,000  Intel Corp.                    24,223,437
                                         -----------
Shoe -- 4.2%
  450,000  NIKE, Inc. Class "B"           26,887,500
                                         -----------
Telecommunications Equipment -- 2.1%
  250,000  Andrew Corp.*                  13,265,625
                                         -----------
Tobacco -- 1.8%
  100,000  Philip Morris Companies, Inc.  11,262,500
                                         -----------
Toiletries/Cosmetics -- 1.2%
  100,000  Gillette Co.                    7,775,000
                                         -----------
TOTAL COMMON STOCKS AND
TOTAL INVESTMENT
SECURITIES -- 96.2%
(Cost $527,458,901)                      615,010,312
                                         -----------

------------------------------
SHORT-TERM INVESTMENTS -- 3.3%
------------------------------

 Principal
  Amount                                       Value
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 3.3%
(including accrued interest)
$21,200,000 Collateralized by $20,595,000
U.S. Treasury Notes 6 7/8%, due 7/31/99,
with a value of $21,653,502 (With
Morgan Stanley & Co., Inc. 6 1/4%,
dated 12/31/96, due 1/2/97, delivery
value $21,207,361)                       $21,203,681
                                         -----------

CASH AND OTHER ASSETS
LESS LIABILITIES -- 0.5%                   3,126,833
                                         -----------

NET ASSETS -- 100.0%                    $639,340,826
                                        ============

NET ASSET VALUE PER
OUTSTANDING SHARE
($639,340,826 / 25,752,585
shares outstanding)                     $      24.83
                                        ============

* Non-income producing


                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       97
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Value Line Centurion
     Fund, Inc.
--------------------
         8
--------------------
--------------------------------------------------------------------------------
  Value Line Centurion Fund, Inc.
---------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1996

ASSETS:
  Investment securities, at value
   (cost $527,458,901)                  $615,010,312
                                        ------------
  Repurchase agreement
   (cost $21,203,681)                     21,203,681
  Cash                                        42,760
  Receivable for securities sold           6,086,974
  Dividends receivable                       331,938
  Receivable for capital shares sold         172,541
                                        ------------
    TOTAL ASSETS                         642,848,206
                                        ------------

LIABILITIES:
  Payable for securities purchased         2,826,351
  Payable for capital shares repurchased     250,363
  Accrued expenses:
   Advisory fee                              276,277
   GIAC administrative service fee           100,000
   Other                                      54,389
                                        ------------
    TOTAL LIABILITIES                      3,507,380
                                        ------------

NET ASSETS                              $639,340,826
                                        ============

NET ASSETS CONSIST OF:
  Capital stock, at $1.00 par
    value (authorized 50,000,000,
    outstanding 25,752,585 shares)      $ 25,752,585
  Additional paid-in capital             410,147,830
  Undistributed investment income -- net   2,109,109
  Undistributed net realized gain
    on investments                       113,779,891
  Unrealized net appreciation of
    investments                           87,551,411
                                        ------------
NET ASSETS                              $639,340,826
                                        ============

NET ASSET VALUE PER
OUTSTANDING SHARE
  ($639,340,826 / 25,752,585
    shares outstanding)                 $      24.83
                                        ============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1996

Investment Income:
  Dividends (Net of foreign
    withholding tax of $3,406)          $  3,683,356
  Interest                                 1,934,932
                                        ------------
    Total Income                           5,618,288
                                        ------------
Expenses
  Investment advisory fee                  2,927,833
  GIAC administrative service fee            406,412
  Custodian fees                              57,369
  Auditing and legal fees                     40,404
  Insurance and dues                          27,203
  Registration fees                           13,194
  Directors' fees and expenses                12,876
  Other                                        3,715
                                        ------------
    Total Expenses Before Custody
      Credits                              3,489,006
    Less:Custody Credits                      (6,121)
                                        ------------
    Net Expenses                           3,482,885
Investment Income -- Net                   2,135,403


Realized and Unrealized Gain (Loss) on
 Investments -- Net:
  Realized gain -- net                   114,105,936
  Change in unrealized appreciation      (25,679,011)
                                        ------------
Net Realized Gain and Change in
  Unrealized Appreciation on
  Investments                             88,426,925
Net Increase in Net Assets from
  Operations                            $ 90,562,328
                                        ============


                       See notes to financial statements.
--------------------------------------------------------------------------------
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                                                            Value Line Centurion
                                                                  Fund, Inc.
                                                            --------------------
                                                                      8
                                                            --------------------
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
for the Years Ended
December 31, 1996 and 1995

                                                                        1996            1995
                                                               -------------   -------------
Operations:
   Investment income -- net                                    $   2,135,403   $   2,660,286
   Realized gain on investments -- net                           114,105,936      67,311,482
   Change in unrealized appreciation                             (25,679,011)     73,727,354
                                                               -------------   -------------
   Net increase in net assets from operations                     90,562,328     143,699,122
                                                               -------------   -------------

Distributions to Shareholder:
   Investment income-- net                                        (2,617,548)     (2,021,495)
   Realized gain from investment transactions -- net             (67,401,766)    (11,320,362)
                                                               -------------   -------------
   Total distributions                                           (70,019,314)    (13,341,857)
                                                               -------------   -------------

Capital Share Transactions:
   Proceeds from sale of shares                                  134,593,465     112,731,860
   Proceeds from reinvestment of distributions to shareholder     70,019,314      13,341,857
   Cost of shares repurchased                                   (111,263,942)    (83,726,969)
                                                               -------------   -------------
   Increase from capital share transactions                       93,348,837      42,346,748
                                                               -------------   -------------

Total Increase in Net Assets                                     113,891,851     172,704,013

Net Assets:
   Beginning of year                                             525,448,975     352,744,962
                                                               -------------   -------------
   End of year                                                 $ 639,340,826   $ 525,448,975
                                                               =============   =============
Undistributed Investment Income -- Net at End of Year          $   2,109,109   $   2,591,254
                                                               =============   =============

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       99

--------------------
Value Line Centurion
     Fund, Inc.
--------------------
         8
--------------------
--------------------------------------------------------------------------------
  Value Line Centurion Fund, Inc.
---------------------------------

  NOTES TO FINANCIAL STATEMENTS
  December 31, 1996

  ------------------------------------
  1 -- Significant Accounting Policies
  ------------------------------------

   Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates of certain reported amounts in the financial statements. Actual results may differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

   Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market system are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

   In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax is required.

(D) Dividends and Distributions

   It is the Fund's policy to distribute to its shareholder, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally ac-


--------------------------------------------------------------------------------
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                                                            --------------------
                                                            Value Line Centurion
                                                                  Fund, Inc.
                                                            --------------------
                                                                      8
                                                            --------------------
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS
   December 31, 1996

cepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Amortization

   Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments, adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

  ----------------------------------------------
  2 -- Capital Share Transactions, Dividends and
       Distributions
  ----------------------------------------------

   Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                           1996            1995
                                         ---------       ---------
Shares sold                              5,349,533       5,179,470
Shares issued in reinvestment
  of dividends and distributions         3,184,143         604,799
                                         ---------       ---------
                                         8,533,676       5,784,269
Shares repurchased                       4,453,198       3,901,173
                                         ---------       ---------
Net increase                             4,080,478       1,883,096
                                         =========       =========
Dividends per share
  from net investment income             $     .12       $     .10
                                         =========       =========
Distributions per share from
  net realized gains                     $    3.09       $     .56
                                         =========       =========

  --------------------------------------
  3 -- Purchases and Sales of Securities
  --------------------------------------

   Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                     1996
                                                 ------------
PURCHASES:
  Investment Securities                          $788,301,479
                                                 ============

SALES:
  Investment Securities                          $774,434,883
                                                 ============

   At December 31, 1996, the aggregate cost of investment securities and repurchase agreement for federal income tax purposes is $548,662,582. The aggregate appreciation and depreciation of investments for the year ended December 31, 1996, based on a comparison of investment values and their costs for federal income tax purposes is $101,849,769 and $14,298,358 respectively, resulting in a net appreciation of $87,551,411.


--------------------------------------------------------------------------------
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Value Line Centurion
     Fund, Inc.
--------------------
         8
--------------------
--------------------------------------------------------------------------------
  Value Line Centurion Fund, Inc.
---------------------------------

  NOTES TO FINANCIAL STATEMENTS
  December 31, 1996

  --------------------------------------------------
  4 -- Investment Advisory Contract, Management
       Fees and Transactions with Interested Parties
  --------------------------------------------------

   An advisory fee of $2,927,833 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the year ended December 31, 1996. This was computed at an annual rate of 1/2 of 1% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

   Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) and of GIAC are also officers and directors of the Fund. A former officer of GIAC, who is also a director of the Fund, was paid a fee of $2,741 for the year ended December 31, 1996. During the year ended December 31, 1996, the Fund paid brokerage commissions totalling $835,307 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

   The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 1996, the Fund incurred expenses of $406,412 in connection with such services rendered by GIAC.


--------------------------------------------------------------------------------
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                                                            Value Line Centurion
                                                                  Fund, Inc.
                                                            --------------------
                                                                      8
                                                            --------------------
--------------------------------------------------------------------------------
   Value Line Centurion Fund, Inc.

   FINANCIAL HIGHLIGHTS

   Selected data for a share of capital stock outstanding throughout each year:

                                                                          Year Ended December 31,
                                                      -----------------------------------------------------------
                                                        1996           1995        1994        1993       1992
                                                      --------       --------    --------    --------    --------
Net asset value, beginning of year                    $  24.25       $  17.83    $  18.52    $  20.04    $  20.83
                                                      --------       --------    --------    --------    --------
   Income (loss) from investment operations:
    Net investment income                                  .08            .12         .10         .12         .20
    Net gains or losses on securities (both realized
     and unrealized)                                      3.71           6.96        (.51)       1.73        1.03
                                                      --------       --------    --------    --------    --------
    Total from investment operations                      3.79           7.08        (.41)       1.85        1.23
                                                      --------       --------    --------    --------    --------

   Less distributions:
    Dividends from net investment income                  (.12)          (.10)       (.01)       (.12)       (.19)
    Distributions from capital gains                     (3.09)          (.56)       (.27)      (3.25)      (1.83)
                                                      --------       --------    --------    --------    --------
    Total distributions                                  (3.21)          (.66)       (.28)      (3.37)      (2.02)
                                                      --------       --------    --------    --------    --------
Net asset value, end of year                          $  24.83       $  24.25    $  17.83    $  18.52    $  20.04
                                                      ========       ========    ========    ========    ========
Total return+                                           +17.34%        +40.08%      -2.21%      +9.21%      +5.93%
                                                      ========       ========    ========    ========    ========
Ratios/Supplemental Data:
Net assets, end of year (in thousands)                $639,341       $525,449    $352,745    $373,910    $347,116
Ratio of operating expenses to average
  net assets                                               .60%(1)        .62%        .61%        .61%        .54%
Ratio of net investment income to average
  net assets                                               .36%           .60%        .57%        .57%        .99%
Portfolio turnover rate                                    141%           114%        122%        118%         83%

Average commissions paid per share of
  common stock investments purchased/sold             $   .049(2)

(1)  Before offset of custody credits.
(2)  Disclosure effective for fiscal years beginning on or after 9/1/95.

+ Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.


                       See notes to financial statements.
--------------------------------------------------------------------------------
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     Fund, Inc.
--------------------
         8
--------------------
--------------------------------------------------------------------------------
  Value Line Centurion Fund, Inc.
---------------------------------

  REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of Value Line Centurion Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 10, 1997


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Value Line Strategic
  Asset Management
--------------------
         9
--------------------
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  Value Line Strategic Asset Management Trust
---------------------------------------------
  SCHEDULE OF INVESTMENTS
  December 31, 1996

  ----------------------
  COMMON STOCKS -- 48.2%
  ----------------------

   Shares                                      Value
--------------------------------------------------------------------------------
Advertising -- 0.7%
  158,000  Omnicom Group, Inc.           $ 7,228,500
                                         -----------
Aerospace/Defense -- 1.8%
   75,000  BE Aerospace, Inc.*             2,034,375
  130,000  McDonnell Douglas Corp.         8,320,000
   60,000  Northrop Grumman Corp.          4,965,000
   89,700  Precision Castparts Corp.       4,451,363
                                         -----------
                                          19,770,738
                                         -----------
Apparel -- 0.9%
  129,000  Fruit of the Loom, Inc.
             Class "A"*                    4,885,875
  110,000  Liz Claiborne, Inc.             4,248,750
                                         -----------
                                           9,134,625
                                         -----------
Bank -- 0.5%
   44,000  Mellon Bank Corp.               3,124,000
   78,000  SouthTrust Corp.                2,720,250
                                         -----------
                                           5,844,250
                                         -----------
Bank-Midwest -- 0.6%
   90,000  First Bank System, Inc.         6,142,500
                                         -----------
Beverage-Soft Drink -- 0.6%
  132,000  Coca-Cola Enterprises Inc.      6,402,000
                                         -----------
Chemical-Diversified -- 0.5%
   36,000  Cytec Industries, Inc.*         1,462,500
   40,000  Potash Corp. of
             Saskatchewan, Inc.            3,400,000
                                         -----------
                                           4,862,500
                                         -----------
Chemical-Specialty -- 1.0%
  222,000  Praxair, Inc.                  10,239,750
                                         -----------
Coal/Alternate Energy -- 0.1%
   30,000  AES Corp.*                      1,395,000
                                         -----------
Computer & Peripherals -- 0.9%
   60,000  American Power Conversion
             Corp.*                        1,635,000
   20,000  SCI Systems, Inc.*                892,500
  152,000  Tech Data Corp.*                4,161,000
   40,000  3Com Corp.*                     2,935,000
                                         -----------
                                           9,623,500
                                         -----------
Computer Software & Services -- 0.8%
   60,000  Computer Associates
             International, Inc.           2,985,000
   60,000  National Data Corp.             2,610,000
   45,000  Paychex Inc.                    2,314,687
   43,000  Structural Dynamics
             Research Corp*.                 860,000
                                         -----------
                                           8,769,687
                                         -----------
Diversified Companies -- 2.7%
  102,000  AlliedSignal, Inc.              6,834,000
   34,000  Danaher Corp.                   1,585,250
   22,925  Mark IV Industries, Inc.          518,678
   86,000  Raychem Corp.                   6,890,750
  107,000  Tyco International, Ltd.        5,657,625
  120,000  United Technologies Corp.       7,920,000
                                         -----------
                                          29,406,303
                                         -----------
Drug -- 1.9%
  103,000  Dura Pharmaceuticals, Inc.*     4,918,250
   96,000  Merck & Co., Inc.               7,608,000
   80,000  Pfizer, Inc.                    6,630,000
   81,000  Vical, Inc.*                    1,336,500
                                         -----------
                                          20,492,750
                                         -----------
Drugstore -- 0.2%
   52,626  Eckerd Corp.*                   1,684,032
                                         -----------
Electric Utility-Central -- 0.3%
   23,200  Cinergy Corp.                     774,300
  100,000  Houston Industries, Inc.        2,262,500
                                         -----------
                                           3,036,800
                                         -----------
Electric Utility-East -- 0.3%
   51,700  American Electric Power
             Co., Inc.                     2,126,163
   30,000  Consolidated Edison Co. of
  New York, Inc.                             877,500
                                         -----------
                                           3,003,663
                                         -----------
Electric Utility-West -- 0.1%
   80,000  Edison International            1,590,000
                                         -----------
Electrical Equipment -- 0.5%
   51,500  General Electric Co.            5,092,062
                                         -----------
Electronics -- 0.8%
  191,000  Symbol Technologies, Inc.*      8,451,750
                                         -----------


                       See notes to financial statements.
--------------------------------------------------------------------------------
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                                                            --------------------
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                                                              Asset Management
                                                            --------------------
                                                                      9
                                                            --------------------
--------------------------------------------------------------------------------
   Shares                                      Value
--------------------------------------------------------------------------------
Entertainment -- 0.2%
   61,000  Jacor Communications, Inc.*   $ 1,669,875
                                         -----------
Environmental -- 0.9%
  127,500  USA Waste Services, Inc.*       4,064,062
  125,000  U.S. Filter Corp.*              3,968,750
   60,000  United Waste Systems, Inc.*     2,062,500
                                         -----------
                                          10,095,312
                                         -----------
Financial Services -- 1.8%
   98,000  ADVANTA Corp. Class "A"         4,189,500
   53,000  ADVANTA Corp. Class "B"         2,166,375
  135,750  CUC International, Inc.*        3,224,063
   78,000  Green Tree Financial Corp.      3,012,750
   20,000  Household International, Inc.   1,845,000
   26,000  Loews Corp.                     2,450,500
   70,000  Olympic Financial Ltd.*         1,006,250
   40,000  Travelers Group Inc.            1,815,000
                                         -----------
                                          19,709,438
                                         -----------
Food Processing -- 0.8%
   54,000  Campbell Soup Co.               4,333,500
   50,000  ConAgra, Inc.                   2,487,500
   32,000  Hershey Foods Corp.             1,400,000
                                         -----------
                                           8,221,000
                                         -----------
Grocery -- 2.5%
   60,000  American Stores Co.             2,452,500
  178,000  Kroger Co.*                     8,277,000
  372,400  Safeway, Inc.*                 15,920,100
                                         -----------
                                          26,649,600
                                         -----------
Healthcare Information Systems -- 0.1%
   40,000  Medic Computer Systems, Inc.*   1,612,500
                                         -----------
Home Appliance -- 0.1%
   41,000  Black & Decker Corp.            1,235,125
                                         -----------
Hotel/Gaming -- 1.3%
   70,000  Doubletree Corp.*               3,150,000
   80,000  Hilton Hotels Corp.             2,090,000
  235,000  International Game Technology   4,288,750
   35,000  MGM Grand, Inc.*                1,220,625
  200,000  Prime Hospitality Corp.*        3,225,000
                                         -----------
                                          13,974,375
                                         -----------
Industrial Services -- 1.3%
  444,000  Equifax, Inc.                  13,597,500
                                         -----------
Insurance-Diversified -- 0.1%
   30,000  American Bankers Insurance
             Group, Inc.                   1,533,750
                                         -----------
Insurance-Life -- 1.0%
  168,000  Conseco, Inc.                  10,710,000
                                         -----------
Insurance-Property/Casualty -- 0.7%
   92,000  Allstate Corp. (The)            5,324,500
   40,000  Progressive Corp. of
             Ohio (The)                    2,695,000
                                         -----------
                                           8,019,500
                                         -----------
Machinery -- 1.1%
  100,000  DT Industries, Inc.             3,500,000
  104,000  Dover Corp.                     5,226,000
   21,000  Parker-Hannifin Corp.             813,750
   57,000  Zoltek Companies, Inc.*         2,073,375
                                         -----------
                                          11,613,125
                                         -----------
Machinery-Construction & Mining -- 0.2%
   50,000  Deere & Co.                     2,031,250
                                         -----------
Manufactured Housing/
Recreational Vehicles -- 0.7%
  442,393  Clayton Homes, Inc.             5,972,306
   70,000  Oakwood Homes Corp.             1,601,250
                                         -----------
                                           7,573,556
                                         -----------
Medical Services -- 0.5%
  110,000  Omnicare, Inc.                  3,533,750
   70,000  Universal Health Services,
             Inc. Class "B"*               2,003,750
                                         -----------
                                           5,537,500
                                         -----------
Medical Supplies -- 3.5%
   52,000  Becton, Dickinson & Co.         2,255,500
   82,000  Boston Scientific Corp.*        4,920,000
  195,375  Cardinal Health, Inc.          11,380,594
  238,154  Johnson & Johnson              11,848,161
   35,000  Medtronic, Inc.                 2,380,000
  122,000  United States Surgical Corp.    4,803,750
                                         -----------
                                          37,588,005
                                         -----------


                       See notes to financial statements.
--------------------------------------------------------------------------------
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  Asset Management
--------------------
         9
--------------------
--------------------------------------------------------------------------------
  Value Line Strategic Asset Management Trust
---------------------------------------------
  SCHEDULE OF INVESTMENTS
  December 31, 1996

   Shares                                      Value
--------------------------------------------------------------------------------
Natural Gas-Diversified -- 1.6%
   50,000  Burlington Resources, Inc.    $ 2,518,750
  135,000  PanEnergy Corp.                 6,075,000
  234,000  Williams Companies, Inc.        8,775,000
                                         -----------
                                          17,368,750
                                         -----------
Office Equipment & Supplies -- 1.1%
   28,000  Diebold, Inc.                   1,760,500
  527,625  Staples, Inc.*                  9,530,227
                                         -----------
                                          11,290,727
                                         -----------
Oilfield Services/Equipment -- 1.0%
  140,000  Baker Hughes Inc.               4,830,000
  135,000  Tidewater, Inc.                 6,108,750
                                         -----------
                                          10,938,750
                                         -----------
Petroleum-Integrated -- 2.2%
   50,000  Amoco Corp.                     4,025,000
   30,000  Atlantic Richfield Co.          3,975,000
   40,000  British Petroleum Co. PLC (ADR) 5,655,000
   23,000  Mobil Corp.                     2,811,750
  115,000  Occidental Petroleum Corp.      2,688,125
  180,000  USX-Marathon Group              4,297,500
                                         -----------
                                          23,452,375
                                         -----------
Petroleum-Producing -- 1.1%
  169,500  Chesapeake Energy Corp.*        9,428,437
   60,000  Noble Affiliates, Inc.          2,872,500
                                         -----------
                                          12,300,937
                                         -----------
Recreation -- 0.4%
   83,000  Harley- Davidson, Inc.          3,901,000
                                         -----------
Restaurant -- 0.1%
   40,000  Applebee's International, Inc.  1,100,000
                                         -----------
Retail-Special Lines -- 1.6%
  220,000  Bed, Bath & Beyond, Inc.*       5,335,000
  130,000  Claire's Stores, Inc.           1,690,000
  100,000  Ross Stores Inc.                5,000,000
  100,000  TJX Companies, Inc.             4,737,500
                                         -----------
                                          16,762,500
                                         -----------
Retail Building Supply -- 0.3%
  168,000  Eagle Hardware and Garden,
             Inc.*                         3,486,000
                                         -----------
Retail Store -- 1.5%
   98,750  Consolidated Stores Corp.*      3,172,344
   80,000  Dayton-Hudson Corp.             3,140,000
   60,671  Dollar General Corp.            1,941,472
  110,000  Meyer (Fred), Inc.*             3,905,000
   25,000  Neiman-Marcus Group, Inc.*        637,500
   68,000  Price/Costco, Inc.*             1,708,500
   55,000  Stein Mart, Inc.*               1,113,750
                                         -----------
                                          15,618,566
                                         -----------
Securities Brokerage -- 0.3%
  100,000  Schwab (Charles) Corp.          3,200,000
                                         -----------
Shoe -- 1.4%
  212,000  NIKE, Inc. Class "B"           12,667,000
   79,500  Wolverine World Wide, Inc.      2,305,500
                                         -----------
                                          14,972,500
                                         -----------
Telecommunications Equipment -- 0.9%
  105,000  Andrew Corp.*                   5,571,562
  100,000  Tellabs, Inc.*                  3,762,500
                                         -----------
                                           9,334,062
                                         -----------
Telecommunication Services -- 2.0%
   49,200  ACC Corp.*                      1,488,300
   40,000  Ascend Communications, Inc.*    2,485,000
   92,000  Cincinnati Bell, Inc.           5,669,500
  308,000  Loral Space & Communications
             Ltd.*                         5,659,500
  218,000  WorldCom, Inc.*                 5,681,625
                                         -----------
                                          20,983,925
                                         -----------
Tobacco -- 0.5%
   52,000  Philip Morris Companies, Inc.   5,856,500
                                         -----------
Toys -- 0.1%
  107,000  Galoob Toys, Inc.*              1,498,000
                                         -----------
Trucking/Transportation Leasing -- 0.1%
   33,000  XTRA Corp.                      1,431,375
                                         -----------
TOTAL COMMON STOCKS
(Cost $365,833,487)                      517,037,788
                                         -----------


                       See notes to financial statements.
--------------------------------------------------------------------------------
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                                                              Asset Management
                                                            --------------------
                                                                      9
                                                            --------------------
--------------------------------------------------------------------------------
  ----------------------------------
  U.S. TREASURY OBLIGATIONS -- 29.9%
  ----------------------------------
  Principal
   Amount                                      Value
--------------------------------------------------------------------------------

$62,000,000  U.S. Treasury Notes 6 1/8%,
              due March 31, 1998          $62,298,840
 60,000,000  U.S. Treasury Notes 6 1/4%,
              due June 30, 1998            60,397,800
 20,000,000  U.S. Treasury Notes 6 1/8%,
              due August 31, 1998          20,090,200
 70,000,000  U.S. Treasury Notes 6 3/4%,
              due May 31, 1999             71,205,400
 16,000,000  U.S. Treasury Notes 7 3/4%,
              due February 15, 2001        16,907,360
 38,000,000  U.S. Treasury Notes 5 7/8%,
              due November 15, 2005        36,638,080
 50,000,000  U.S. Treasury Bonds 7 1/4%,
              due August 15, 2022          52,927,000
                                          -----------

 TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $317,190,298)                      320,464,680
                                          -----------

 TOTAL INVESTMENT SECURITIES -- 78.1%
 (Cost $683,023,785)                      837,502,468
                                          -----------

   -------------------------------
   SHORT-TERM INVESTMENTS -- 23.0%
   -------------------------------

 U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.9%
 10,000,000  Federal Farm Credit Bank
              Notes 5.33%, due 1/2/97      10,000,000
 25,000,000  Federal Home Loan Mortgage
              Corp. Discount Notes
              5.30%, due 1/13/97           24,955,833
 50,000,000  Federal National Mortgage
              Association Discount Notes
              5.31%, due 1/15/97           49,896,750
 25,000,000  Federal Home Loan Mortgage
              Corp. Discount Notes 5.41%,
              due 1/17/97                  24,939,889
 25,000,000  Federal Home Loan Mortgage
              Corp. Discount Notes 5.42%,
              due 1/17/97                  24,939,778
 50,000,000  Federal Home Loan Mortgage
              Corp. Discount Notes 5.45%,
              due 1/17/97                  49,878,889
$20,000,000  Federal Farm Credit Bank
             Notes 5.32%, due 2/3/97       19,999,200
 10,000,000  Federal Farm Credit Bank
              Notes 5.22%, due 3/3/97       9,996,500
 10,000,000  Federal Farm Credit Bank
              Notes 5.25%, due 4/1/97      10,000,000
                                       --------------
                                          224,606,839
                                       --------------

 REPURCHASE AGREEMENT -- 2.0%
  (includes accrued interest)
  21,900,000 Collateralized by
              $20,685,000 U.S. Treasury
              Notes 7 3/4%, due 1/31/00,
              with a value of $22,372,823
              (with Morgan Stanley & Co.,
             Inc., 6 1/4%, dated 12/31/96,
             due 1/2/97, delivery value
             of $21,907,604)              21,903,802
                                      --------------

TOTAL SHORT-TERM INVESTMENTS
(Cost $246,514,941)                      246,510,641
                                      --------------

EXCESS OF LIABILITIES OVER CASH
AND RECEIVABLES -- (-1.0)%               (11,228,350)
                                      --------------

NET ASSETS -- 100.0%                  $1,072,784,759
                                      ==============

NET ASSET VALUE PER
OUTSTANDING SHARE                     $        21.90
                                      ==============

 ($1,072,784,759 / 48,985,468
  shares outstanding)

* Non-income producing.


                       See notes to financial statements.
--------------------------------------------------------------------------------
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  Asset Management
--------------------
         9
--------------------
--------------------------------------------------------------------------------
  Value Line Strategic Asset Management Trust
---------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1996

ASSETS
  Investment in securities, at value
   (cost $683,023,785)                $  837,502,468
                                      --------------
  Short-term investments (cost
   $246,514,941)                         246,510,641
  Cash                                        86,634
  Receivable for securities sold           7,725,879
  Interest and dividends receivable        4,649,887
  Receivable for capital shares sold         332,891
                                      --------------
    TOTAL ASSETS                       1,096,808,400
                                      --------------
LIABILITIES
  Payable for securities purchased        23,229,385
  Payable for capital shares repurchased     116,015
  Accrued expenses:
   Advisory fee                              453,398
   GIAC administrative service fee           150,000
   Other                                      74,843
                                      --------------
    TOTAL LIABILITIES                     24,023,641
                                      --------------
    NET ASSETS                        $1,072,784,759
                                      ==============
NET ASSETS CONSIST OF:
  Capital stock, at $0.01 par value
   (authorized unlimited, outstanding
   48,985,468 shares)                 $      489,855
  Additional paid-in capital             768,491,328
  Undistributed net investment income     26,687,656
  Undistributed net realized gain on
    investments                          122,641,537
  Unrealized net appreciation of
    investments                          154,474,383
                                      --------------
NET ASSETS                            $1,072,784,759
                                      ==============

NET ASSET VALUE PER
OUTSTANDING SHARE
  ($1,072,784,759 / 48,985,468
   shares outstanding)                $        21.90
                                      ==============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1996

Investment Income:
 Interest                             $   27,273,951
 Dividends (Net of foreign
  withholding tax of $32,716)              5,246,213
                                      --------------
 Total Income                             32,520,164
                                      --------------

Expenses:
 Investment advisory fee                   4,947,837
 GIAC administrative service fee             601,135
 Custodian fees                              107,905
 Insurance and dues                           48,205
 Audit and legal fees                         40,820
 Registration and filing fee                  19,195
 Trustees' fees and expenses                  12,876
 Other                                         1,621
                                      --------------
   Total Expenses Before Custody
     credits                               5,779,594
   Less: Custody credits                      (8,471)
                                      --------------
   Net Expenses                            5,771,123
Investment Income -- Net                  26,749,041

Realized and Unrealized Gain(Loss) on
 Investments -- Net:
 Realized gain -- net                    122,797,850
 Change in unrealized appreciation on
  investments                             (6,850,866)
                                      --------------
Net Realized Gain and Change in
  Unrealized Appreciation on
  Investments                            115,946,984
                                      --------------
Net Increase in Net Assets from
  Operations                          $  142,696,025
                                      ==============


                       See notes to financial statements.
--------------------------------------------------------------------------------
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                                                              Asset Management
                                                            --------------------
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                                                            --------------------
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended
December 31, 1996 and 1995

                                                                          1996            1995
                                                               ---------------   -------------
Operations:
   Investment income -- net                                    $    26,749,041   $  16,828,354
   Realized gain on investments -- net                             122,797,850      51,170,099
   Change in unrealized appreciation                                (6,850,866)    122,289,519
                                                               ---------------   -------------
   Net increase in net assets from operations                      142,696,025     190,287,972
                                                               ---------------   -------------

Distributions to Shareholder:
   Investment income -- net                                        (16,568,632)    (10,739,197)
   Realized gain from investment transactions -- net               (48,810,295)     (6,608,734)
                                                               ---------------   -------------
   Total distributions                                             (65,378,927)    (17,347,931)
                                                               ---------------   -------------

Trust Share Transactions:
   Proceeds from sale of shares                                    119,168,249      79,054,790
   Proceeds from reinvestment of distributions to shareholder       65,378,927      17,347,931
   Cost of shares repurchased                                      (65,588,322)    (55,555,221)
                                                               ---------------   -------------
   Increase from Trust share transactions                          118,958,854      40,847,500
                                                               ---------------   -------------
Total Increase in Net Assets                                       196,275,952     213,787,541

Net Assets:
   Beginning of year                                               876,508,807     662,721,266
                                                               ---------------   -------------
   End of year                                                 $ 1,072,784,759   $ 876,508,807
                                                               ===============   =============

Undistributed Investment Income -- Net at End of Year          $    26,687,656   $  16,507,247
                                                               ===============   =============


                       See notes to financial statements.
--------------------------------------------------------------------------------
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  Asset Management
--------------------
         9
--------------------
--------------------------------------------------------------------------------
  Value Line Strategic Asset Management Trust
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

   Value Line Strategic Asset Management Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the "Adviser"), deems appropriate.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates of certain reported amounts in the financial statements. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) Security Valuation.

   Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market system are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative bid and asked prices.

   The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

   Short-term instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Trustees may determine in good faith.

(B) Repurchase Agreements.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under


--------------------------------------------------------------------------------
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                                                              Asset Management
                                                            --------------------
                                                                      9
                                                            --------------------
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes.

   It is the Trust's policy to qualify under, and comply with, the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions.

   It is the Trust's policy to distribute to its shareholder, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(E) Amortization.

   Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments.

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------
2 -- Trust Share Transactions, Dividends
     and Distributions
----------------------------------------

   Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

                                           1996             1995
                                        ---------        ---------
Shares sold                             5,553,832        4,235,882
Shares issued to shareholder
 in reinvestment of dividends
 and distributions                      3,244,612          943,335
                                        ---------        ---------
                                        8,798,444        5,179,217
Shares repurchased                      3,048,207        3,023,224
                                        ---------        ---------
Net increase                            5,750,237        2,155,993
                                        =========        =========
Dividends per share from
 net investment income                  $     .37        $     .26
                                        =========        =========
Distributions per share from
  net realized gains                    $    1.09        $     .16
                                        =========        =========

--------------------------------------------------------------------------------
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  Asset Management
--------------------
         9
--------------------
--------------------------------------------------------------------------------
  Value Line Strategic Asset Management Trust
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

     Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                      1996
                                                  ------------
PURCHASES:
 U.S. Treasury Obligations                        $258,384,688
 Other Investment Securities                       394,973,196
                                                  ------------
                                                  $653,357,884
                                                  ============

SALES & MATURITIES:
 U.S. Treasury Obligations                        $ 18,795,313
 Other Investment Securities                       525,540,911
                                                  ------------
                                                  $544,336,224
                                                  ============

   At December 31, 1996, the aggregate cost of investment securities and short-term investments for federal income tax purposes is $929,538,726. The aggregate appreciation and depreciation of investments at December 31, 1996, based on a comparison of investment values and their costs for federal income tax purposes is $161,514,847 and $7,040,464, respectively, resulting in a net appreciation of $154,474,383.

---------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Affiliates
---------------------------------------------

   An advisory fee of $4,947,837 was paid or payable to the Adviser, for the year ended December 31, 1996. This was computed at an annual the rate of 1/2 of 1% of the average daily net assets of the Trust during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust's Board of Trustees, to act as officers and employees of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

   Certain officers and directors of the Adviser and Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), and of GIAC are also officers and Trustees of the Trust. A former officer of GIAC, who is also a Trustee of the Trust, was paid a fee of $2,741 by the Trust for the year ended December 31, 1996. During the year ended December 31, 1996, the Trust paid brokerage commissions totalling $461,300 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

   The Trust has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 1996, the Trust incurred expenses of $601,135 in connection with such services rendered by GIAC.


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                                                              Asset Management
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FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each year:

                                                                          Year Ended December 31,
                                                     -------------------------------------------------------------
                                                         1996           1995        1994        1993        1992
                                                     ----------       --------    --------    --------    --------
Net asset value, beginning of year                   $    20.27       $  16.13    $  17.01    $  15.94    $  14.54
                                                     ----------       --------    --------    --------    --------
   Income (loss) from investment operations:
   Net investment income                                    .53            .39         .26         .27         .26
   Net gains or losses on securities (both realized
    and unrealized)                                        2.56           4.17       (1.09)       1.62        1.93
                                                     ----------       --------    --------    --------    --------
   Total from investment operations                        3.09           4.56        (.83)       1.89        2.19
                                                     ----------       --------    --------    --------    --------

   Less distributions:
    Dividends from net investment income                   (.37)          (.26)       (.01)       (.28)       (.26)
    Distributions from capital gains                      (1.09)          (.16)       (.04)       (.54)       (.53)
                                                     ----------       --------    --------    --------    --------
    Total distributions                                   (1.46)          (.42)       (.05)       (.82)       (.79)
                                                     ----------       --------    --------    --------    --------
Net asset value, end of year                         $    21.90       $  20.27    $  16.13    $  17.01    $  15.94
                                                     ==========       ========    ========    ========    ========
Total return+                                            +15.87%        +28.54%      -4.88%     +11.86%     +15.05%
                                                     ==========       ========    ========    ========    ========
Ratios/Supplemental Data:
Net assets, end of year (in thousands)               $1,072,785       $876,509    $662,721    $615,648    $362,045
Ratio of operating expenses to average
  net assets                                                .58%(1)        .60%        .60%        .61%        .55%
Ratio of net investment income to average
  net assets                                               2.70%          2.18%       1.65%       1.96%       2.18%
Portfolio turnover rate                                      71%            63%        100%        110%        106%
Average commissions paid per share of
  common stock investments purchased/sold            $     .049(2)          --          --          --          --

(1) Before offset for custody credits.
(2) Disclosure effective for fiscal years beginning on or after 9/1/95.

* Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.


                       See notes to financial statements.
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  Value Line Strategic Asset Management Trust
---------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Trustees of Value Line Strategic Asset Management Trust

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Strategic Asset Management Trust (the "Trust") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 10, 1997


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